UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

(303) 623-2577

(Registrant’s telephone number, including area code)

Vilma Valdez DeVooght, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:    September 30

Date of reporting period:  October 1, 2019 – September 30, 2020

Item 1.    Reports to Stockholders.

Beacon Funds

- Beacon Accelerated Return Strategy Fund
- Beacon Planned Return Strategy Fund

Annual Report
September 30, 2020

Shareholder Letter	2
Portfolio Update
Beacon Accelerated Return Strategy Fund	4
Beacon Planned Return Strategy Fund	6
Disclosure of Fund Expenses	8
Portfolios of Investments
Beacon Accelerated Return Strategy Fund	10
Beacon Planned Return Strategy Fund	12
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets
Beacon Accelerated Return Strategy Fund	17
Beacon Planned Return Strategy Fund	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	37
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	38
Additional Information	41
Liquidity Risk Management Program	42
Privacy Policy	43
Trustees and Officers	46

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.beacontrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-894-9222 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.beacontrust.com.

Beacon Funds Trust	Shareholder Letter

September 30, 2020 (Unaudited)

Now that we reached the end of 2020 fiscal year, we would like to provide an update on the Beacon Accelerated Return Strategy Fund (BARLX) and the Beacon Planned Return Strategy Fund (BPRLX).

Beacon investment strategies are disciplined, rules-based equity strategies for investors who are looking for a supplement or an alternative to traditional stock-picking strategies which can be negatively impacted by investment styles or market sectors falling in and out of favor, as well as behavioral biases embedded in stock picking strategies.

Beacon’s rules-based strategies, on the other hand, attempt to add value through intelligent portfolio design and implementation, not through individual security or sector selection. They seek to offer a diversified portfolio of domestic equity exposure with contractually defined outcomes and stable returns, taking the emotion out of investing.

Both portfolios consist of approximately 12 unique monthly investments, each one seeking to offer exposure to the S&P 500 price index over a 12 month period, potential for enhanced upside participation, as well as a potential monthly income stream from option premiums. Each monthly BPRLX investment also seeks to mitigate risk by providing 10% downside protection against losses in the S&P 500 price index over a 12 month period. The portfolios are systematically re-balanced each month to minimize portfolio risk.

In our view, the current environment of economic uncertainty caused by a serious pandemic, high political anxiety, heightened market volatility, expensive market valuations, and range-bound equity returns bodes well for both Accelerated Return Strategy and Planned Return Strategy. The strategies not only seek to provide a cushion against losses in the equity markets (in the case of BPRLX) and high equity participation, but they can also provide potential upside enhancement on positive results.

During the 2/19/20 – 3/23/20 bear market when S&P 500 lost more than a third of its value, Planned Return Strategy protected against more than 30% of the index losses (more than 10% in absolute protection), providing strong portfolio insurance while preserving a great upside capture during the eventual recovery. While downside protection is not its primary goal, Accelerated Return Strategy also provided approximately 3% cushion against the losses in a period that saw most active equity managers underperform the broad equity benchmark.

The past 12 months saw a normalization and elevation of market volatility after a long period of subdued volatility prior to the pandemic. We saw a strong rally in late 2019, a sharp and sudden drop in the first quarter of 2020, followed by a strong recovery, and what could be the beginning of a second round of selloff here in the fall of 2020. During this volatile period, the benchmark index for Beacon Funds, CBOE BuyWrite index returned -5.7%. We are happy to report that both Accelerated Return Strategy and Planned Return Strategy outperformed its benchmark significantly during the 2020 fiscal year. BARLX was up 10.3% (16% of outperformance), while BPRLX was up +7.2% (13% of outperformance) with less than half of the volatility of the broad equity indices during the same time period. Moreover, Beacon Funds continued to have stellar peer group results, with BARLX ranking in the top 12% of its Morningstar peer group universe and BPRLX ranking in the top 33% of the same peer group universe during the 2020 fiscal year1.

2	www.beacontrust.com

Beacon Funds Trust	Shareholder Letter

September 30, 2020 (Unaudited)

Directional component of returns generated from long call options, and income component of returns generated from short call and put options helped results, while the portfolio hedging helped maintain a low volatility profile during the past 12 months.

The rules-based, systematic equity strategies, with built-in portfolio insurance in the case of BPRLX, that Beacon pioneered over a decade ago have been gaining good traction with individual and institutional investors over the past three years, as evidenced by the popularity and robust asset gathering of the defined outcome strategies offered by various fund sponsors and ETF providers.

Beacon’s Accelerated Return Strategy and Planned Return Strategy are early adopters in the defined outcome strategy space and they are managed by an experienced team. They are much easier to understand alternatives to expensive hedge fund strategies, unproven absolute return products, and hard to understand black swan strategies that investors have used in the past to manage equity risk.

We believe Beacon’s systematic equity strategies also offer a good solution to the dilemma bond investors face today in the ultra-low yield environment when fixed income securities do not offer sufficient yields to meet investors’ return objectives.

10-year Treasury bonds yield 0.75% as of the time of this writing, which is the most investors can earn over the next 10 years unless yields are suppressed even lower, which we believe to be an unlikely event. If bond yields move up 1% however, which we believe is a likely event, investors could lose approximately 9% of the value of their Treasury bonds as bond yields and prices move in opposite directions.

Beacon Funds seek to have similar portfolio diversification benefits and the low risk-profile of bonds, however, they also seek to generate much better total return outcomes than bonds without any sensitivity to interest rates. As a result, we believe Beacon’s rules-based strategies not only pair up well with traditional equities, but are also good supplements to traditional bond strategies.

Beacon Funds Portfolio Management Team

[1]	Rankings are based on Morningstar’s US Fund Option Writing category over the 9/30/19 – 9/30/20 period. BARLX was the 24th best fund out of 188 funds, and BPRLX was the 55th best fund out of 188 funds in the category based on investment performance.

Annual Report | September 30, 2020	3

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2020)

	3 Month	6 Month	1 Year	Since Inception*
Beacon Accelerated Return Strategy Fund – Institutional Class	7.08%	27.86%	10.32%	9.67%
CBOE S&P 500 BuyWrite Index	6.52%	16.26%	-5.66%	0.76%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

4	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2020 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2020 Prospectus), are 1.24% and 1.24%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Top Ten Holdings (as a % of Net Assets)*

Option Contract	Expiration Date	Strike Price
S&P 500® Mini Index	2/12/21	0.01	10.09%
S&P 500® Mini Index	3/12/21	0.01	10.08%
S&P 500® Mini Index	6/14/21	0.01	10.05%
S&P 500® Mini Index	4/14/21	0.01	9.50%
S&P 500® Mini Index	10/14/20	0.01	9.27%
S&P 500® Mini Index	8/13/21	0.01	8.88%
S&P 500® Mini Index	5/14/21	0.01	8.63%
S&P 500® Mini Index	7/14/21	0.01	8.61%
S&P 500® Mini Index	11/13/20	0.01	8.39%
S&P 500® Mini Index	12/14/20	0.01	7.22%
Top Ten Holdings			90.72%

Asset Allocation (as a % of Net Assets)*

Purchased Option Contracts			110.16%
Written Option Contracts			(12.78%)
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities			2.62%
Total			100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2020	5

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2020)

	3 Month	6 Month	1 Year	Since Inception*
Beacon Planned Return Strategy Fund – Institutional Class	4.48%	18.93%	7.21%	6.89%
CBOE S&P 500 BuyWrite Index	6.52%	16.26%	-5.66%	0.76%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

6	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2020 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2020 Prospectus), 1.20% and 1.20%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Top Ten Holdings (as a % of Net Assets)*

Option Contract	Expiration Date	Strike Price
S&P 500® Mini Index	7/14/21	42.10	10.14%
S&P 500® Mini Index	9/14/21	44.12	9.23%
S&P 500® Mini Index	5/14/21	36.80	8.75%
S&P 500® Mini Index	3/12/21	32.50	8.61%
S&P 500® Mini Index	6/14/21	39.80	8.37%
S&P 500® Mini Index	8/13/21	44.15	8.23%
S&P 500® Mini Index	12/14/20	43.00	8.06%
S&P 500® Mini Index	4/14/21	36.28	7.55%
S&P 500® Mini Index	2/12/21	43.85	5.81%
S&P 500® Mini Index	10/14/20	40.65	5.38%
Top Ten Holdings			80.13%

Asset Allocation (as a % of Net Assets)*

Purchased Option Contracts			120.32%
Written Option Contracts			(22.00%)
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities			1.68%
Total			100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2020	7

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Example. As a shareholder of the Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2020 and held through September 30, 2020.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2020 – September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	www.beacontrust.com

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expenses Paid During Period April 1, 2020 -September 30, 2020(b)
Beacon Accelerated Return Strategy Fund
Institutional Class
Actual	$1,000.00	$1,278.60	1.23%	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.23%	$6.21
Beacon Planned Return Strategy Fund
Institutional Class
Actual	$1,000.00	$1,189.30	1.19%	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.19%	$6.01

(a)	Each Fund’s expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | September 30, 2020	9

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2020

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (110.16%)
Call Option Contracts (110.16%)
S&P 500® Mini Index:
Cowen	10/14/2020	$310.65	235	$7,903,050	$613,994
Cowen	10/14/2020	0.01	320	10,761,600	10,751,491
Cowen	10/14/2020	299.74	85	2,858,550	311,171
Cowen	11/13/2020	319.60	230	7,734,900	533,595
Cowen	11/13/2020	310.65	60	2,017,800	181,183
Cowen	11/13/2020	0.01	290	9,752,700	9,733,779
Cowen	12/14/2020	0.01	250	8,407,500	8,379,577
Cowen	12/14/2020	329.50	250	8,407,500	498,259
Cowen	01/14/2021	0.01	250	8,407,500	8,377,361
Cowen	01/14/2021	336.30	250	8,407,500	459,807
Cowen	02/12/2021	0.01	350	11,770,500	11,714,120
Cowen	02/12/2021	247.00	350	11,770,500	3,189,043
Cowen	03/12/2021	277.21	350	11,770,500	2,283,184
Cowen	03/12/2021	0.01	350	11,770,500	11,698,853
Cowen	04/14/2021	0.01	330	11,097,900	11,022,958
Cowen	04/14/2021	285.01	330	11,097,900	1,982,881
Cowen	05/14/2021	0.01	300	10,089,000	10,010,168
Cowen	05/14/2021	306.65	300	10,089,000	1,337,027
Cowen	06/14/2021	0.01	350	11,770,500	11,663,618
Cowen	06/14/2021	321.98	350	11,770,500	1,234,119
Cowen	07/14/2021	0.01	300	10,089,000	9,987,881
Cowen	07/14/2021	338.25	300	10,089,000	780,888
Cowen	08/13/2021	341.50	310	10,425,300	779,483
Cowen	08/13/2021	0.01	310	10,425,300	10,309,231
				228,684,000	127,833,671
TOTAL PURCHASED OPTION CONTRACTS
(Cost $111,438,720)				$228,684,000	$127,833,671

See Notes to Financial Statements.

10	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2020

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.72%)
Money Market Funds
Goldman Sachs Financial Square Treasury Instruments Fund Administration Shares(a)	0.00%	2,118,167	2,118,167
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	0.02%	1,032,767	1,032,767
			3,150,934
TOTAL SHORT TERM INVESTMENTS
(Cost $3,150,934)			3,150,934

TOTAL INVESTMENTS (112.88%)
(Cost $114,589,654)			$130,984,605

LIABILITIES IN EXCESS OF OTHER ASSETS (-12.88%)			(14,943,423)

NET ASSETS (100.00%)			$116,041,182

(a)	All or a portion is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (12.78%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (12.78%)
S&P 500® Mini Index
Cowen	10/14/20	$323.36	(170)	$113,501	$(5,717,100)	$(253,267)
Cowen	10/14/20	333.40	(470)	311,934	(15,806,100)	(351,428)
Cowen	11/13/20	335.40	(120)	85,395	(4,035,600)	(148,812)
Cowen	11/13/20	343.50	(460)	284,597	(15,469,800)	(368,661)
Cowen	12/14/20	353.00	(500)	299,846	(16,815,000)	(365,195)
Cowen	01/14/21	359.91	(500)	318,846	(16,815,000)	(354,524)
Cowen	02/12/21	283.80	(700)	984,687	(23,541,000)	(4,115,752)
Cowen	03/12/21	312.14	(700)	813,888	(23,541,000)	(2,649,022)
Cowen	04/14/21	315.61	(660)	744,939	(22,195,800)	(2,445,704)
Cowen	05/14/21	339.00	(600)	702,417	(20,178,000)	(1,396,014)
Cowen	06/14/21	353.21	(700)	759,288	(23,541,000)	(1,177,927)
Cowen	07/14/21	373.00	(600)	571,019	(20,178,000)	(594,285)
Cowen	08/13/21	376.50	(620)	697,313	(20,850,600)	(606,176)

TOTAL WRITTEN OPTION CONTRACTS				$6,687,670	$(228,684,000)	$(14,826,767)

See Notes to Financial Statements.

Annual Report | September 30, 2020	11

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2020

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (120.32%)
Call Option Contracts (114.51%)
S&P 500® Mini Index:
Cowen	10/14/2020	$40.65	575	$19,337,250	$16,982,361
Cowen	10/14/2020	38.85	375	12,611,250	11,142,950
Cowen	10/14/2020	299.95	375	12,611,250	1,365,141
Cowen	10/14/2020	311.54	575	19,337,250	1,454,356
Cowen	11/13/2020	41.71	400	13,452,000	11,518,092
Cowen	11/13/2020	319.70	400	13,452,000	925,024
Cowen	11/13/2020	311.54	400	13,452,000	1,179,005
Cowen	11/13/2020	40.65	400	13,452,000	11,800,464
Cowen	12/14/2020	330.60	870	29,258,100	1,671,845
Cowen	12/14/2020	43.00	870	29,258,100	25,421,417
Cowen	01/14/2021	43.85	300	10,089,000	8,737,930
Cowen	01/14/2021	43.00	570	19,169,100	16,650,506
Cowen	01/14/2021	330.60	570	19,169,100	1,251,542
Cowen	01/14/2021	336.00	300	10,089,000	557,161
Cowen	02/12/2021	43.85	630	21,186,900	18,324,261
Cowen	02/12/2021	336.00	630	21,186,900	1,292,594
Cowen	02/12/2021	44.15	200	6,726,000	5,811,227
Cowen	02/12/2021	338.21	200	6,726,000	384,139
Cowen	03/12/2021	245.53	900	30,267,000	8,365,657
Cowen	03/12/2021	32.50	900	30,267,000	27,159,619
Cowen	04/14/2021	36.28	800	26,904,000	23,821,815
Cowen	04/14/2021	279.72	800	26,904,000	5,146,229
Cowen	05/14/2021	284.01	930	31,275,900	5,747,765
Cowen	05/14/2021	36.80	930	31,275,900	27,611,487
Cowen	06/14/2021	304.70	900	30,267,000	4,233,174
Cowen	06/14/2021	39.80	900	30,267,000	26,412,712
Cowen	07/14/2021	42.10	1,100	36,993,000	31,994,641
Cowen	07/14/2021	321.79	1,100	36,993,000	4,002,273
Cowen	08/13/2021	44.15	900	30,267,000	25,959,559
Cowen	08/13/2021	338.21	900	30,267,000	2,434,801
Cowen	09/14/2021	341.50	1,010	33,966,300	2,642,991
Cowen	09/14/2021	44.12	1,010	33,966,300	29,098,180
				730,443,600	361,100,918

See Notes to Financial Statements.

12	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2020

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (120.32%) (continued)
Put Option Contracts (5.81%)
S&P 500® Mini Index:
Cowen	10/14/2020	$299.95	375	$12,611,250	$13,127
Cowen	10/14/2020	311.54	575	19,337,250	47,672
Cowen	11/13/2020	311.54	400	13,452,000	213,063
Cowen	11/13/2020	319.70	400	13,452,000	285,450
Cowen	12/14/2020	330.60	870	29,258,100	1,267,490
Cowen	01/14/2021	330.60	570	19,169,100	990,532
Cowen	01/14/2021	336.00	300	10,089,000	581,750
Cowen	02/12/2021	336.00	630	21,186,900	1,368,690
Cowen	02/12/2021	338.21	200	6,726,000	452,485
Cowen	03/12/2021	245.53	900	30,267,000	372,473
Cowen	04/14/2021	279.72	800	26,904,000	792,277
Cowen	05/14/2021	284.01	930	31,275,900	1,117,153
Cowen	06/14/2021	304.70	900	30,267,000	1,650,485
Cowen	07/14/2021	321.79	1,100	36,993,000	2,758,248
Cowen	08/13/2021	338.21	900	30,267,000	2,926,577
Cowen	09/14/2021	341.50	1,010	33,966,300	3,563,222
				365,221,800	18,400,694
TOTAL PURCHASED OPTION CONTRACTS
(Cost $345,974,854)				$1,095,665,400	$379,501,612

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.79%)
Money Market Funds
Goldman Sachs Financial Square Treasury Instruments Fund Administration Shares(a)	0.00%	55,946	55,946
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	0.02%	5,576,086	5,576,086
			5,632,032
TOTAL SHORT TERM INVESTMENTS
(Cost $5,632,032)			5,632,032

TOTAL INVESTMENTS (122.11%)
(Cost $351,606,886)			$385,133,644

LIABILITIES IN EXCESS OF OTHER ASSETS (-22.11%)			(69,744,611)

NET ASSETS (100.00%)			$315,389,033

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.

Annual Report | September 30, 2020	13

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2020

WRITTEN OPTION CONTRACTS (22.00%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (3.38%)
S&P 500® Mini Index
Cowen	10/14/20	$269.96	(375)	$388,757	$(12,611,250)	$(2,733)
Cowen	10/14/20	280.39	(575)	555,274	(19,337,250)	(5,977)
Cowen	11/13/20	280.39	(400)	431,074	(13,452,000)	(71,241)
Cowen	11/13/20	287.73	(400)	375,474	(13,452,000)	(88,156)
Cowen	12/14/20	297.54	(870)	777,519	(29,258,100)	(520,618)
Cowen	01/14/21	297.54	(570)	546,455	(19,169,100)	(477,452)
Cowen	01/14/21	302.40	(300)	286,403	(10,089,000)	(281,169)
Cowen	02/12/21	302.40	(630)	646,188	(21,186,900)	(719,632)
Cowen	02/12/21	304.39	(200)	244,933	(6,726,000)	(237,690)
Cowen	03/12/21	220.98	(900)	2,364,031	(30,267,000)	(217,869)
Cowen	04/14/21	251.75	(800)	1,773,359	(26,904,000)	(453,644)
Cowen	05/14/21	255.61	(930)	2,039,211	(31,275,900)	(659,863)
Cowen	06/14/21	274.23	(900)	2,030,130	(30,267,000)	(1,014,723)
Cowen	07/14/21	289.61	(1,100)	2,314,073	(36,993,000)	(1,734,375)
Cowen	08/13/21	304.39	(900)	1,807,833	(30,267,000)	(1,865,955)
Cowen	09/14/21	307.35	(1,010)	2,132,821	(33,966,300)	(2,307,788)
				18,713,535	(365,221,800)	(10,658,885)

Call Option Contracts - (18.62%)
S&P 500® Mini Index
Cowen	10/14/20	313.09	(750)	846,523	(25,222,500)	(1,788,886)
Cowen	10/14/20	323.70	(1,150)	1,293,408	(38,674,500)	(1,682,312)
Cowen	11/13/20	325.20	(800)	949,359	(26,904,000)	(1,536,481)
Cowen	11/13/20	332.70	(800)	902,159	(26,904,000)	(1,127,427)
Cowen	12/14/20	342.60	(1,740)	1,892,607	(58,516,200)	(2,116,800)
Cowen	01/14/21	343.66	(1,140)	1,276,461	(38,338,200)	(1,625,146)
Cowen	01/14/21	348.25	(600)	692,217	(20,178,000)	(710,525)
Cowen	02/12/21	349.50	(1,260)	1,507,846	(42,373,800)	(1,653,587)
Cowen	02/12/21	349.34	(400)	535,876	(13,452,000)	(528,089)
Cowen	03/12/21	271.56	(1,800)	3,630,070	(60,534,000)	(12,592,605)
Cowen	04/14/21	301.79	(1,600)	2,797,928	(53,808,000)	(7,525,282)
Cowen	05/14/21	304.77	(1,860)	3,103,793	(62,551,800)	(8,542,783)
Cowen	06/14/21	327.00	(1,800)	3,129,670	(60,534,000)	(5,769,061)
Cowen	07/14/21	341.61	(2,200)	3,611,755	(73,986,000)	(5,298,866)
Cowen	08/13/21	357.45	(1,800)	2,899,276	(60,534,000)	(3,045,431)
Cowen	09/14/21	362.43	(2,020)	3,609,153	(67,932,600)	(3,192,423)
				32,678,101	(730,443,600)	(58,735,704)

TOTAL WRITTEN OPTION CONTRACTS				$51,391,636	$(1,095,665,400)	$(69,394,589)

See Notes to Financial Statements.

14	www.beacontrust.com

Beacon Funds Trust	Statements of Assets and Liabilities

September 30, 2020

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND

ASSETS:
Investments, at value (Cost $114,589,654 and $351,606,886)	$130,984,605	$385,133,644
Receivable for shares sold	14,169	–
Dividends and interest receivable	83	182
Other assets	16,023	16,751
Total Assets	131,014,880	385,150,577

LIABILITIES:
Written options, at value (premiums received $6,687,670 and $51,391,636)	14,826,767	69,394,589
Payable for administration and transfer agent fees	19,811	43,416
Payable for shares redeemed	–	13,045
Payable to adviser	95,152	257,738
Payable for distribution and service fees	2,933	9,931
Payable for printing fees	394	914
Payable for professional fees	23,389	29,233
Payable for trustees' fees and expenses	3,683	9,848
Payable to Chief Compliance Officer fees	716	1,918
Accrued expenses and other liabilities	853	912
Total Liabilities	14,973,698	69,761,544
NET ASSETS	$116,041,182	$315,389,033

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$106,942,629	$299,299,899
Total distributable earnings	9,098,553	16,089,134
NET ASSETS	$116,041,182	$315,389,033

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$10.74	$10.49
Net Assets	$116,041,182	$315,389,033
Shares of beneficial interest outstanding	10,804,867	30,070,756

See Notes to Financial Statements.

Annual Report | September 30, 2020	15

Beacon Funds Trust	Statements of Operations

For the Year Ended September 30, 2020

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
INVESTMENT INCOME:
Dividends	$10,218	$29,487
Total Investment Income	10,218	29,487

EXPENSES:
Investment advisory fees (Note 7)	1,128,082	2,987,780
Administration fees	98,634	239,466
Shareholder service fees Institutional Class	27,491	122,379
Custody fees	5,326	5,431
Legal fees	10,444	27,567
Audit and tax fees	19,000	19,000
Transfer agent fees	29,313	58,291
Trustees fees and expenses	14,838	39,290
Registration and filing fees	27,080	28,914
Printing fees	2,360	5,797
Chief Compliance Officer fees	8,587	22,743
Insurance fees	5,187	13,365
Other expenses	4,062	6,522
Total Expenses	1,380,404	3,576,545
NET INVESTMENT LOSS	(1,370,186)	(3,547,058)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	16,512,562	37,042,661
Written options	(4,965,103)	(14,391,596)
Net realized gain	11,547,459	22,651,065
Change in unrealized appreciation/(depreciation) on:
Investments	7,637,023	13,632,953
Written options	(6,369,302)	(12,330,137)
Net change	1,267,721	1,302,816

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	12,815,180	23,953,881
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,444,994	$20,406,823

See Notes to Financial Statements.

16	www.beacontrust.com

Beacon Accelerated
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment loss	$(1,370,186)	$(1,416,335)
Net realized gain on investments and written options	11,547,459	8,582,606
Net change in unrealized appreciation/(depreciation) on investments and written options	1,267,721	(4,491,207)
Net increase in net assets resulting from operations	11,444,994	2,675,064
DISTRIBUTIONS TO SHAREHOLDERS
Class A (a)	–	(1,311)
Institutional Class	(5,021,704)	(17,982,239)
Total distributions	(5,021,704)	(17,983,550)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Class A (a)
Dividends reinvested	–	1,311
Shares redeemed	–	(10,971)
Net decrease from beneficial share transactions	–	(9,660)
Institutional Class
Shares sold	2,294,251	20,818,136
Dividends reinvested	4,912,463	17,459,214
Shares redeemed	(16,630,726)	(58,445,591)
Net decrease from beneficial share transactions	(9,424,012)	(20,168,241)
Net decrease in net assets	(3,000,722)	(35,486,387)

NET ASSETS:
Beginning of year	119,041,904	154,528,291
End of year	$116,041,182	$119,041,904

(a)	Effective as of September 26, 2019, the Fund has suspended the offering of its Class A shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	17

Beacon Planned
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment loss	$(3,547,058)	$(3,508,699)
Net realized gain on investments and written options	22,651,065	24,344,083
Net change in unrealized appreciation/(depreciation) on investments and written options	1,302,816	(5,639,651)
Net increase in net assets resulting from operations	20,406,823	15,195,733
DISTRIBUTIONS TO SHAREHOLDERS
Class A (a)	–	(762)
Institutional Class	(19,513,463)	(24,405,566)
Total distributions	(19,513,463)	(24,406,328)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Class A (a)
Dividends reinvested	–	762
Shares redeemed	–	(10,816)
Net decrease from beneficial share transactions	–	(10,054)
Institutional Class
Shares sold	27,902,211	23,162,773
Dividends reinvested	16,951,434	21,646,863
Shares redeemed	(36,881,950)	(80,670,196)
Net increase/(decrease) from beneficial share transactions	7,971,695	(35,860,560)
Net increase/(decrease) in net assets	8,865,055	(45,081,209)

NET ASSETS:
Beginning of year	306,523,978	351,605,187
End of year	$315,389,033	$306,523,978

(a)	Effective as of September 26, 2019, the Fund has suspended the offering of its Class A shares.

See Notes to Financial Statements.

18	www.beacontrust.com

Beacon Accelerated Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.15	$11.30	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain on investments	1.15	0.37	1.49
Total from investment operations	1.03	0.26	1.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.44)	(1.41)	(0.06)
Total Distributions	(0.44)	(1.41)	(0.06)
NET INCREASE/(DECREASE) IN
NET ASSET VALUE	0.59	(1.15)	1.30
NET ASSET VALUE, END OF PERIOD	$10.74	$10.15	$11.30

TOTAL RETURN(c)	10.32%	5.09%	13.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$116,041	$119,042	$154,518

RATIOS TO AVERAGE NET ASSETS
Operating expenses (d)	1.22%	1.20%	1.29	%(e)
Net investment loss	(1.21%)	(1.16%)	(1.25	%)(e)

PORTFOLIO TURNOVER RATE(f)	0%	0%	0%

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	19

Beacon Accelerated Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

20	www.beacontrust.com

Beacon Planned Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$10.73	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain on investments	0.85	0.62	0.89
Total from investment operations	0.73	0.51	0.76

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.68)	(0.80)	(0.03)
Total Distributions	(0.68)	(0.80)	(0.03)
NET INCREASE/(DECREASE) IN
NET ASSET VALUE	0.05	(0.29)	0.73
NET ASSET VALUE, END OF PERIOD	$10.49	$10.44	$10.73

TOTAL RETURN(c)	7.21%	5.77%	7.64%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$315,389	$306,524	$351,595

RATIOS TO AVERAGE NET ASSETS
Operating expenses (d)	1.20%	1.17%	1.25	%(e)
Net investment loss	(1.19%)	(1.13%)	(1.23	%)(e)

PORTFOLIO TURNOVER RATE(f)	0%	0%	0%

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	21

Beacon Planned Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

22	www.beacontrust.com

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for the Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2020	23

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020:

BEACON ACCELERATED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$127,833,671	$–	$127,833,671
Short Term Investments	3,150,934	–	–	3,150,934
Total	$3,150,934	$127,833,671	$–	$130,984,605

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(14,826,767)	$–	$(14,826,767)
Total	$–	$(14,826,767)	$–	$(14,826,767)

24	www.beacontrust.com

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

BEACON PLANNED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$379,501,612	$–	$379,501,612
Short Term Investments	5,632,032	–	–	5,632,032
Total	$5,632,032	$379,501,612	$–	$385,133,644

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(69,394,589)	$–	$(69,394,589)
Total	$–	$(69,394,589)	$–	$(69,394,589)

There were no Level 3 securities held during the year.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a fund and are apportioned among the classes based on average net assets of each class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions and has concluded that as of September 30, 2020, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Annual Report | September 30, 2020	25

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3. DERIVATIVE INSTRUMENTS

Each Fund's principal investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Annual Report | September 30, 2020	27

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

The Funds use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

The average option contract notional amount during the fiscal year ended September 30, 2020, is noted below for each of the Funds.

Derivative Type	Unit of Measurement	Monthly Average
Beacon Accelerated Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$220,558,746
Written Option Contracts	Notional value of contracts outstanding	$220,558,746

Derivative Type	Unit of Measurement	Monthly Average
Beacon Planned Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$1,023,705,571
Written Option Contracts	Notional value of contracts outstanding	$1,023,705,751

Derivative Instruments: The following tables disclose the amounts related to the Funds’ use of derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2020:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$127,833,671	Written Options, at value	$14,826,767
		$127,833,671		$14,826,767

Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$379,501,612	Written Options, at value	$69,394,589
		$379,501,612		$69,394,589

Annual Report | September 30, 2020	29

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

The effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2020:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$16,513,852	$7,637,023
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(4,965,103)	(6,369,302)
Total		$11,548,749	$1,267,721
Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$37,056,323	$13,632,953
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(14,391,596)	(12,330,137)
Total		$22,664,727	$1,302,816

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

The tax character of distributions paid during the fiscal year ended September 30, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$1,155,236	$3,866,468
Beacon Planned Return Strategy Fund	5,690,489	13,822,974

The tax character of distributions paid during the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$6,405,718	$11,577,832
Beacon Planned Return Strategy Fund	7,760,438	16,645,890

Reclassifications: As of September 30, 2020, there were no permanent reclassifications.

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of September 30, 2020, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments and derivative instruments for federal tax purposes were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Gross unrealized appreciation (excess of value over tax cost)(a)	$–	$–
Gross unrealized depreciation (excess of tax cost over value)(a)	–	–
Net unrealized appreciation	$–	$–
Cost of investments for income tax purposes	$130,984,605	$385,133,644

(a)	Includes appreciation/(depreciation) on written options.

Annual Report | September 30, 2020	31

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Components of Distributable Earnings: At September 30, 2020, components of distributable earnings were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Undistributed ordinary income	$2,817,768	$4,302,534
Accumulated capital gains	6,280,785	11,786,600
Total	$9,098,553	$16,089,134

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2020 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2020, the redemption fees charged by the Funds, if any, are presented in the Statements of Changes in Net Assets.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Transactions in common shares were as follows:

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Beacon Accelerated Return Strategy Fund
Class A(a)
Shares sold	–	–
Shares issued in reinvestment of distributions to shareholders	–	158
Shares redeemed	–	(1,085)
Net decrease in shares outstanding	–	(927)
Institutional Class
Shares sold	225,873	2,080,398
Shares issued in reinvestment of distributions to shareholders	478,331	2,098,463
Shares redeemed	(1,624,133)	(6,123,424)
Net decrease in shares outstanding	(919,929)	(1,944,563)

Beacon Planned Return Strategy Fund
Class A(a)
Shares sold	–	–
Shares issued in reinvestment of distributions to shareholders	–	83
Shares redeemed	–	(1,040)
Net decrease in shares outstanding	–	(957)
Institutional Class
Shares sold	2,760,515	2,426,904
Shares issued in reinvestment of distributions to shareholders	1,680,023	2,368,365
Shares redeemed	(3,738,778)	(8,191,159)
Net increase/(decrease) in shares outstanding	701,760	(3,395,890)

(a)	Effective as of September 26, 2019, the Fund has suspended the offering of its Class A shares.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 98% of the outstanding shares of the Beacon Accelerated Return Strategy Fund are held by one omnibus account. Approximately 86% of the outstanding shares of the Beacon Planned Return Strategy Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

Annual Report | September 30, 2020	33

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rate is 1.00% based on average daily net assets for the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of 12b-1 fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses to an annual rate of 1.40% of the Beacon Accelerated Return Strategy Fund’s average daily net assets for the Institutional Class shares and 1.40% of the Beacon Planned Return Strategy Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2021, and will thereafter continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board and the Adviser does not provide at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. There were no fees waived or reimbursed for the fiscal year ended September 30, 2020.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2020 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of each Fund’s Institutional Class shares, respectively, to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees paid by the Funds are disclosed in the Statements of Operations.

8. TRUSTEES

As of September 30, 2020, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $11,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7, the Fund pays ALPS an annual fee for compliance services.

Annual Report | September 30, 2020	35

Beacon Funds Trust	Notes to Financial Statements

September 30, 2020

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Report of Independent Registered
Beacon Funds Trust	Public Accounting Firm

To the Shareholders of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2020

Annual Report | September 30, 2020	37

Disclosure Regarding Renewal and
Beacon Funds Trust	Approval of Fund Advisory Agreement

September 30, 2020 (Unaudited)

On August 17, 2020, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met via electronic means to discuss, among other things, the renewal and approval of the Investment Advisory Agreement (the “Beacon Agreement”) between the Trust and Beacon Investment Advisory Services, Inc. (“Beacon”) with respect to the Beacon Accelerated Return Strategy Fund (“BARS Fund”) and the Beacon Planned Return Strategy Fund (“BPRS Fund”) (the BARS Fund and BPRS Fund, collectively the “Beacon Funds”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Beacon Agreement and other related materials.

In anticipation of and as part of the process to consider renewal of the Beacon Agreement, legal counsel to the Trust requested certain information from Beacon. In response to these requests, the Trustees received reports from Beacon that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of Beacon and discussed the services of the firm provided pursuant to the Beacon Agreement, as well as the information provided by Beacon. In evaluating Beacon and the fees charged under the Beacon Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Beacon Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Beacon Funds under the Beacon Agreement. The Trustees reviewed certain background materials supplied by Beacon in its presentation, including its Form ADV and ownership structure as a subsidiary of a larger organization.

The Trustees reviewed and considered Beacon’s investment advisory personnel, its history as an asset manager and its performance. They commented favorably on Beacon’s disciplined, systematic approach to allocations while applying some level of downside protection. The Trustees also reviewed the research and decision-making processes utilized by the Beacon, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Beacon Funds. They considered the Trust’s experience with Beacon over the last year, including the firm’s strong responsiveness to the officers of the Trust and excellent compliance record.

The Trustees considered the background and experience of Beacon’s team, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Beacon Funds and the extent of the resources devoted to research and analysis of actual and potential investments, and execution of the strategy. The Trustees also reviewed, among other things, Beacon’s Code of Ethics. The Trustees also considered Beacon’s reputation generally and its risk management controls and decision-making processes. The Board agreed that the nature, extent and quality of services rendered by Beacon under the Beacon Agreement were satisfactory.

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Disclosure Regarding Renewal and
Beacon Funds Trust	Approval of Fund Advisory Agreement

September 30, 2020 (Unaudited)

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Beacon Funds to Beacon of 1.00% of each Beacon Fund’s daily average net assets, considering the nature, extent and quality of the advisory services provided by Beacon to the Beacon Funds. The Board considered the information they received comparing each Beacon Fund’s contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by FUSE, an independent provider of investment company data.

The Trustees noted that the BARS Fund’s contractual advisory fee of 1.00% was slightly above the peer group median, but within the range of the peer group. The Board also noted that the BARS Fund’s net expense ratio was at the peer group median level. With respect to the BPRS Fund, its contractual advisory fee of 1.00% was slightly above the peer group median, but within the range of the peer group. The Board also noted that the BPRS Fund’s net expense ratio was also above the peer group median, but within the range of the peer group. The Board acknowledged Beacon’s representations regarding the differences in strategies of the peer funds compared to the Beacon Funds, noting that the Funds’ strategy may require more resources to execute than certain peer funds. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for each Beacon Fund, were not unreasonable for the quality of services provided.

Performance: The Board reviewed performance information provided for the Beacon Funds for the quarter ended June 30, 2020 compared to each Beacon Fund’s benchmark index, and for the 3-month, one-year and since inception periods ended May 31, 2020 against a peer group selected by FUSE. The Trustees observed that the returns for each Beacon Fund’s second quarter 2020 significantly outperformed the benchmark index. In addition, for each of the 3-month, one year and since inception periods ended May 31, 2020, the Beacon Funds each significantly outperformed their respective peer group median performance, ranking among the top funds within the peer group. The Board noted their satisfaction with each Beacon Fund’s performance, giving credit to Beacon’s disciplined execution of its strategy.

Profitability: The Trustees received and considered a profitability analysis prepared by Beacon based on the fees paid under the Beacon Agreement. The Trustees noted that Beacon’s work with the Beacon Funds was profitable, but that the amount of profit was not unreasonable in absolute terms or as a percentage of income. They considered the benefit to Beacon of the soft dollar arrangements and reviewed and discussed the financial statements of Beacon’s parent company, recognizing that Beacon’s parent was well capitalized. Further, in consideration of the fact that Beacon’s work with the Beacon Funds was profitable, the Board did not have concerns regarding the firm’s continued viability.

Economies of Scale: The Trustees considered whether Beacon was benefiting from economies of scale in the provision of services to each Beacon Fund and whether such economies should be shared with the Beacon Funds’ shareholders under the Beacon Agreement. The Board noted Beacon’s belief that, because the firm was part of a large organization, it was able achieve certain internal economies through resource sharing with its parent company and thus was able to charge the Beacon Funds a lower advisory fee at current asset levels than it otherwise would be able to if Beacon was a smaller organization. The Board reviewed the size of Beacon Funds and their prospects for growth and agreed that neither Beacon Fund had yet achieved meaningful economies that would necessitate the establishment of breakpoints, but agreed to continue to monitor and revisit the issue at the appropriate time.

Annual Report | September 30, 2020	39

Disclosure Regarding Renewal and
Beacon Funds Trust	Approval of Fund Advisory Agreement

September 30, 2020 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Beacon from its relationship with each Beacon Fund, including research and other support services, noting nothing of concern.

Having requested and reviewed such information from Beacon as the Board believed to be reasonably necessary to evaluate the terms of the Beacon Agreement, the Trustees, including all the Independent Trustees, concluded that renewal of the Beacon Agreement was in the best interests of each Beacon Fund and its respective shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all the Independent Trustees, concluded that renewal of the Beacon Agreement with Beacon was in the best interests of the Beacon Funds and its shareholders.

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Beacon Funds Trust	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-866-377-8090 or by writing to Beacon Trust at 163 Madison Avenue, Suite 600, Morristown, New Jersey 07960.

3. TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the amounts listed below as long-term capital gain dividends:

Beacon Accelerated Return Strategy Fund: $3,866,468

Beacon Planned Return Strategy Fund: $13,822,974

The Funds designate the percentages listed below of the income dividends distributed in 2019 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Beacon Accelerated Return Strategy Fund: 0.00%

Beacon Planned Return Strategy Fund: 0.00%

The Funds designate the percentages listed below of the income dividends distributed in 2019 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Beacon Accelerated Return Strategy Fund: 0.00%

Beacon Planned Return Strategy Fund: 0.00%

Annual Report | September 30, 2020	41

Beacon Funds Trust	Liquidity Risk Management Program

September 30, 2020 (Unaudited)

The Trust has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust and ALPS. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 21, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from April 1, 2019 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

42	www.beacontrust.com

Beacon Funds Trust	Privacy Policy

September 30, 2020 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-894-9222 or go to www.beacontrust.com.

Annual Report | September 30, 2020	43

Beacon Funds Trust	Privacy Policy

September 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Beacon Accelerated Return Strategy fund and Beacon Planned Return Strategy fund (each, a “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

44	www.beacontrust.com

Beacon Funds Trust	Privacy Policy

September 30, 2020 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2020	45

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

46	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	47

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

48	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	49

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund.
Vilma DeVooght Birth year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

50	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Anne M. Berg Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222.

Annual Report | September 30, 2020	51

This material must be preceded by a prospectus.

The Beacon Funds are distributed by ALPS Distributors, Inc.

CARRET
Asset Management

ANNUAL

September 30, 2020

Kansas Tax-Exempt Bond Fund | Institutional Class (SEKSX)
Kansas Tax-Exempt Bond Fund | Class A (IKSTX)

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Additional Information	24
Liquidity Risk Management Program Disclosure	25
Privacy Policy	26
Trustees & Officers	28

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.carret.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-833-287-7933 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.carret.com.

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2020 (Unaudited)

By the time the 2020 fiscal year wound to a close, the tone of the municipal bond market was dramatically more subdued than in previous months, exhibiting essentially none of the volatility that plagued the market from earlier in the year. Overall, municipal bond investors continued to experience positive returns as interest rates steadily drifted lower – and prices moved slightly higher – through the end of September.

As most investors recall, municipal yields rose dramatically in mid-March when the municipal bond market experienced a rapid sell-off due to Covid-19 fears and growing concerns about its effects on municipal credit. Once the Federal Reserve announced its commitment to “backstop” the credit markets, and Congress agreed upon the $2.2 trillion CARES stimulus plan aimed at helping the struggling U.S. economy and its workers, municipal bond yields began to trend lower and “normalized” to a degree.

Initially, Kansas and its various municipalities were less affected by the Coronavirus than most of the coastal states and cities; however, since the state’s economy is primarily based on agriculture and manufacturing, Kansas could not avoid the fallout from the pandemic. That put quite a bit of pressure on local economies, and by the end of May, the unemployment rate for Kansas stood at 10% and reached even higher levels in some metro areas (Wichita peaked at 17.7%).

From May through June, the U.S. economy continued to face difficult challenges, and discussions began at the federal level about fiscal aid to states and local municipalities to help mitigate the economic impacts of Covid-19 and help limit long-term budgetary impacts. While the Federal Reserve abided by its commitment to support the credit markets, Congress was unable to agree on a “CARES 2.0” stimulus plan during 3Q20 to boost the economy and assist those in need. Even though many market professionals were expecting some stimulus in the form of meaningful state and local government aid, the municipal market seemed to shrug off that lack of federal assistance.

New issue supply returned by May, and steadily increased weekly, remaining elevated through the rest of the year. Fittingly, solid demand for municipal bonds persisted throughout, and grew at an even greater pace in most states, including Kansas. From April to June, the 10Y AAA municipal bond yield fell from 1.83% to 0.86% by the end of the quarter, and from July to September, the 10Y yield stayed steady, ending September at 0.84%. Crossover buyers continued to favor municipals and realized attractive Taxable Equivalent Yields (TEYs) on a relative basis, compared with U.S. Treasury Bonds and IG Corporate Bonds.

Economically speaking, Kansas did experience sizable Covid-19-driven challenges to employment, growth, and revenues. As local investors may recall, manufacturing had seen steady growth coming into the year, with the aerospace and aviation industries leading the way which had led to many new ancillary businesses coming to the state. Despite the effects of the pandemic, unemployment dropped pointedly since peaking in the spring and many business sectors such as manufacturing, transportation and utilities appeared to be on the road to recovery, and in many cases trended higher.

Additionally, according to an article in the Salina Journal, state tax collections were better than expected from July to September; Kansas was over $100MM ahead of estimated projections, which was almost a 30% increase in revenue compared to the same three-month period in 2019. Whereas that was certainly welcome news, some of that increase was due to the income tax filing deadline pushed back because of the pandemic. Ultimately, while many economists predict that it could be a few years before economic activity at the state level returns to pre-pandemic readings, we believe that Kansas should benefit from its diverse business sectors, as well as its historical resiliency.

Throughout the majority of 2020, Kansas municipal bonds remained fairly valued in the context of the overall municipal marketplace. For the Carret Kansas Tax-Exempt Bond Fund, the overall market value closed the fiscal year 2020 at $183MM. The rating agencies (S&P and Moody’s) both rate the state and many of its local issuers, at a high level. The structure of the Fund stayed relatively constant throughout the year and the only notable liquidity challenges (albeit quite manageable) came during the overall market volatility back in March. The Fund has an average Credit Rating of AA-, an Average Coupon of 4.15%, a Yield to Maturity of 2.26%, a subsidized 30-day Yield of 0.64%, and an unsubsidized 30-day yield of 0.54%. The Fund remains 100% Kansas municipal bonds without any exposure to bonds subject to Alternative Minimum Tax (AMT).

The Carret Kansas Tax-Exempt Bond Fund focuses on preservation of capital while producing cash flows that are fully exempt from federal taxes and Kansas state tax. The Fund continues to seek premium coupon general obligation (GO) and essential service revenue bonds in the investment grade category. The Fund’s largest holdings include Kansas Department of Transportation Revenue, Butler County KS School District, Seward County KS School District, Wichita KS Water & Sewer Authority, and Topeka Utility Revenue. The Fund’s largest sector allocations are to School Districts (42%), General Obligations (16%), Utility Revenues (13%), Transportation (11%), and General Revenue (10%).

Annual Report | September 30, 2020	1

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2020 (Unaudited)

The Fund’s average maturity is 11.1 years, which is in-line with its recent duration trend. We may look to alter the Fund’s duration over the next several quarters should value-added opportunities arise. The Fund holds 187 different bond issues with over 65% of those rated AA or better. The Institutional Share Class (I shares) returned 4.2% over the past 12 months ended September 30, 2020. Over this same period, the Barclays 7 Year U.S. Municipal Bond Index returned 4.8% while the Lipper Other State Intermediate Municipal Bond Index returned 3.1%. The Fund is Kansas-specific in nature, while the Indexes are non-state specific (General Market or Other State Focus). Given several factors, including the credit uncertainty and longer-duration yield curve steepness, the Fund is presently taking on a lesser degree of credit risk while seeking to maintain a 10.0+ year average maturity. Over a 3-year time horizon, the Institutional shares returned an average of 3.6% (annualized), compared to the Barclays Index at 4.0% (annualized) and the Lipper Index at 3.1% (annualized).

The Fund did not employ any derivative investments during the fiscal year ended September 30, 2020.

Carret Asset Management, LLC

Glossary of Terms

Coupon is the rate of interest, payable annually.

Yield to Maturity is calculated by assuming that interest payments will be made until the final maturity date, at which point the principal will be repaid by the issuer. Yield to maturity is essentially the discount rate at which the present value of future payments (investment income and return of principal) equals the price of the security.

Call features exists when/if a bond is subject to payment of the principal amount (and accrued interest) prior to the stated maturity date, with or without payment of a call premium. Bonds can be callable under several different circumstances, including at the option of the issuer, or on a mandatory or extraordinary basis.

Average Maturity is the weighted average of the effective maturity dates of the fixed-income securities in the Fund's holdings. A bond's effective maturity takes into account the possibility that it may be called by the issuer before its stated maturity date. In this case, the bond trades as though it had a shorter maturity than its stated maturity.

Duration is a measure of the responsiveness of a bond’s price to interest rate changes for bonds with an embedded option.

SEC 30-day Yield represents the yield that must be earned on a fully taxable investment to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual's ordinary graduated tax rate, the Fund's Taxable-Equivalent yield would be lower. The Taxable-equivalent yield is computed under an SEC standardized formula and is based on the maximum offer price per share.

Taxable-Equivalent Yield is the pretax yield that a taxable bond needs for its yield to equal that of a tax-free municipal bond. The Taxable Equivalent Yield is calculated using a 46.50% Combined Federal, Kansas State, and Medicare Surcharge Tax Rate. Investors should consider their own tax rate when investing in municipal bonds.

Bond Rating Disclosure

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody's; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody's. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2020 (Unaudited)

Average Annual Total Returns (as of September 30, 2020)

	1 Year	5 Year	10 Year	Since Inception*
Carret Kansas Tax-Exempt Bond Fund - Institutional Class	4.17%	2.95%	3.22%	4.57%
Carret Kansas Tax-Exempt Bond Fund – Class A (NAV)	3.91%	2.61%	2.86%	4.23%
Carret Kansas Tax-Exempt Bond Fund – Class A (MOP)	-0.53%	1.73%	2.42%	4.08%
Bloomberg Barclays US Municipal Bond: 7 Year (6-8) Index(a)	4.80%	3.47%	3.59%	2.69%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 287-7933.

*	The Fund commenced operations on May 22, 2007. The Predecessor Fund, American Independence Kansas Tax-Exempt Bond Fund, managed by Manifold Fund Advisors, LLC, was reorganized into the American Independence Kansas Tax-Exempt Bond Fund on September 24, 2018. Manifold Partners, LLC was the Fund’s investment adviser from September 24, 2018 through September 13, 2019, with Carret Asset Management, LLC serving as sub-adviser. Effective September 13, 2019, Manifold Partners, LLC ceased providing investment advisory services to the Fund and Carret Asset Management, LLC became the Fund's investment adviser. Fund performance prior to September 24, 2018 is reflective of the past performance of the Predecessor Fund. The Institutional Class of the Predecessor Fund commenced operations on December 10, 1990. Class A of the Predecessor Fund commenced operations on August 6, 2002.

(a)	The Bloomberg Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class and Class A shares (as reported in the January 28, 2020 Prospectus) are 0.55% and 0.48% and 0.88% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Annual Report | September 30, 2020	3

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of $3,000,000 Initial Investment (as of September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $3,000,000 in the Institutional Class. Due to differing expenses, performance of Class A will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Diversification (% of Net Assets as of September 30, 2020)

Carret Kansas Tax-Exempt Bond Fund	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Examples. As a shareholder of the Carret Kansas Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2020 and held through September 30, 2020.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2020 – September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expenses Paid During Period April 1, 2020 -September 30, 2020(b)
Carret Kansas Tax-Exempt Bond Fund Institutional Class
Actual	$1,000.00	$1,028.90	0.48%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43
Class A
Actual	$1,000.00	$1,027.60	0.73%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	0.73%	$3.69

(a)	The Fund’s expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | September 30, 2020	5

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (96.79%)
Education (43.79%)(a)
Allen County Unified School District No. 257, General Obligation Unlimited Bonds
3.000%, 09/01/2043	$2,415,000	$2,576,636
Barton Community College, Certificate Participation Bonds
4.000%, 12/01/2032	555,000	627,982
4.000%, 12/01/2034	250,000	279,770
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds
5.000%, 09/01/2025	355,000	415,613
Butler County Unified School District No. 206 Remington, General Obligation Unlimited Bonds
3.000%, 09/01/2034	1,000,000	1,057,840
3.000%, 09/01/2035	510,000	537,851
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.000%, 09/01/2030	690,000	825,785
4.000%, 09/01/2031	500,000	588,955
5.000%, 09/01/2032	2,750,000	3,456,943
5.000%, 09/01/2034	2,000,000	2,489,900
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds
4.000%, 09/01/2034	1,000,000	1,171,490
4.000%, 09/01/2036	500,000	581,230
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,782,150
4.000%, 09/01/2033	500,000	555,050
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,737,450
5.000%, 09/01/2027	800,000	999,752
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds
4.000%, 03/01/2030	1,150,000	1,345,925
4.000%, 03/01/2034	1,000,000	1,144,570
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
4.000%, 09/01/2040	250,000	293,483
5.000%, 09/01/2031	1,715,000	2,096,605
5.000%, 09/01/2032	150,000	183,376
5.000%, 09/01/2033	1,000,000	1,222,510
Geary County Unified School District No. 475, General Obligation Unlimited Bonds
4.000%, 09/01/2038	2,000,000	2,215,000
4.000%, 09/01/2043	1,000,000	1,098,150
Hutchinson Community College & Area Vocational School, Certificate Participation Bonds
4.000%, 10/01/2037	1,700,000	1,764,328
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.000%, 09/01/2031	400,000	471,456
4.000%, 09/01/2033	1,000,000	1,155,240
4.000%, 09/01/2035	1,000,000	1,149,350
5.000%, 09/01/2030	1,970,000	2,431,275
5.250%, 09/01/2029	1,500,000	1,568,130
Johnson County Unified School District No. 232 De Soto, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,165,000	1,406,574
4.000%, 09/01/2032	1,745,000	2,091,714
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,000,000	1,165,540
4.000%, 09/01/2033	905,000	1,030,820
4.000%, 09/01/2035	790,000	895,133
4.000%, 09/01/2036	480,000	542,952
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds
5.000%, 10/01/2032	1,000,000	1,204,110
Kansas Development Finance Authority, Revenue Bonds
2.000%, 06/01/2032	1,000,000	1,010,590

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
Education (continued)
3.000%, 05/01/2030	$450,000	$465,885
4.000%, 03/01/2028	610,000	673,916
4.000%, 05/01/2034	1,000,000	1,044,120
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.000%, 09/01/2036	1,000,000	1,130,060
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.000%, 09/01/2037	1,165,000	1,443,330
5.000%, 09/01/2038	1,000,000	1,234,240
Leavenworth County Unified School District No. 464, General Obligation Unlimited Bonds
4.000%, 09/01/2034	675,000	790,951
4.000%, 09/01/2036	465,000	540,730
Leavenworth County Unified School District No. 469, General Obligation Unlimited Bonds
4.000%, 09/01/2030	900,000	961,533
Lyon County Unified School District No. 253 Emporia, General Obligation Unlimited Bonds
3.000%, 09/01/2044	1,000,000	1,060,120
4.000%, 09/01/2030	325,000	388,238
Montgomery County Unified School District No. 446 Independence, General Obligation Unlimited Bonds
5.000%, 09/01/2030	1,715,000	2,106,586
Riley County Unified School District No. 378 Riley, General Obligation Unlimited Bonds
3.000%, 09/01/2039	925,000	980,130
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds
5.000%, 09/01/2028	1,220,000	1,527,159
Saline County Unified School District No. 305 Salina, General Obligation Unlimited Bonds
4.000%, 09/01/2034	440,000	514,004
Scott County Unified School District No. 466 Scott City, General Obligation Unlimited Bonds
4.000%, 09/01/2037	1,000,000	1,100,200
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds
3.500%, 10/01/2036	845,000	930,100
5.000%, 10/01/2029	340,000	372,728
Sedgwick County Unified School District No. 261 Haysville, General Obligation Unlimited Bonds
2.500%, 11/01/2030	500,000	500,405
5.000%, 11/01/2023	5,000	5,020
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.000%, 09/01/2030	500,000	556,160
5.000%, 09/01/2033	750,000	886,732
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds
4.000%, 09/01/2029	530,000	617,567
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds
5.000%, 10/01/2024	370,000	439,127
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds
4.000%, 09/01/2032	750,000	889,755
Sedgwick County Unified School District No. 267 Renwick, General Obligation Unlimited Bonds
4.000%, 11/01/2033	350,000	413,574
4.000%, 11/01/2034	425,000	501,632
4.000%, 11/01/2035	635,000	747,681
Sedgwick County Unified School District No. 268 Cheney, General Obligation Unlimited Bonds
3.000%, 09/01/2029	615,000	648,487
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,000,000	1,189,400
4.000%, 09/01/2032	500,000	580,555
5.000%, 09/01/2029	2,390,000	2,868,120
Sumner County Unified School District No. 353 Wellington, General Obligation Unlimited Bonds
5.000%, 09/01/2026	230,000	259,051
Washburn University/Topeka, Revenue Bonds
4.000%, 07/01/2041	330,000	354,968
5.000%, 07/01/2035	500,000	566,800

See Notes to Financial Statements.

Annual Report | September 30, 2020	7

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
Education (continued)
Wyandotte County Unified School District No. 202 Turner, General Obligation Unlimited Bonds
4.000%, 09/01/2038	$1,225,000	$1,393,511
4.000%, 09/01/2039	400,000	453,616
Wyandotte County Unified School District No. 203 Piper, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,254,340
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Bonds
5.000%, 09/01/2030	500,000	613,845
Total Education		80,175,604

General Obligation (24.31%)
Abilene Public Building Commission, Revenue Bonds
4.000%, 12/01/2029	325,000	389,558
4.000%, 12/01/2031	445,000	522,497
Ashland Public Building Commission, Revenue Bonds
5.000%, 09/01/2035	720,000	771,682
City of Arkansas City, General Obligation Unlimited Bonds
2.000%, 08/01/2035	1,000,000	1,022,040
City of Concordia, General Obligation Unlimited Bonds
2.000%, 11/01/2038	350,000	363,678
2.000%, 11/01/2039	355,000	366,449
2.000%, 11/01/2040	365,000	374,315
City of Dodge City, Revenue Bonds
4.000%, 06/01/2024	230,000	258,872
City of Haysville, Certificate Participation Bonds
4.125%, 11/01/2032	460,000	441,968
City of Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2030	470,000	554,544
4.000%, 09/01/2031	445,000	520,890
City of Manhattan, General Obligation Unlimited Bonds
4.000%, 11/01/2031	400,000	493,168
5.000%, 11/01/2025	570,000	701,134
5.000%, 11/01/2029	800,000	1,077,048
City of Merriam, General Obligation Unlimited Bonds
5.000%, 10/01/2027	1,670,000	2,178,999
City of Olathe, General Obligation Unlimited Bonds
4.000%, 10/01/2028	1,315,000	1,568,256
City of Park City, General Obligation Unlimited Bonds
5.375%, 12/01/2025	5,000	5,014
City of Phillipsburg, Revenue Bonds
4.500%, 10/01/2028	545,000	545,000
City of Salina, General Obligation Unlimited Bonds
3.000%, 10/01/2033	620,000	667,138
3.000%, 10/01/2036	680,000	724,792
City of Shawnee, General Obligation Unlimited Bonds
4.000%, 12/01/2027	425,000	485,180
City of Spring Hill, General Obligation Unlimited Bonds
4.000%, 09/01/2029	810,000	975,175
City of Topeka, General Obligation Unlimited Bonds
2.000%, 08/15/2026	1,000,000	1,012,090
City of Wichita, General Obligation Unlimited Bonds
2.000%, 06/01/2035	400,000	408,064
3.000%, 06/01/2029	515,000	590,653
3.000%, 10/01/2030	720,000	805,212
4.000%, 12/01/2029	250,000	253,970
4.000%, 06/01/2030	820,000	979,318
5.000%, 12/01/2025	500,000	619,175

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
General Obligation (continued)
County of Clay, General Obligation Unlimited Bonds
4.000%, 10/01/2036	$750,000	$818,363
County of Geary, General Obligation Unlimited Bonds
4.000%, 09/01/2030	415,000	482,629
County of Johnson, General Obligation Unlimited Bonds
3.000%, 09/01/2030	400,000	415,496
4.000%, 09/01/2028	1,125,000	1,310,355
County of Linn, General Obligation Unlimited Bonds
4.000%, 07/01/2032	505,000	616,034
Johnson County Public Building Commission, Revenue Bonds
4.000%, 09/01/2029	650,000	763,087
4.000%, 09/01/2030	500,000	583,660
4.000%, 09/01/2031	1,500,000	1,734,360
Kansas Development Finance Authority, Revenue Bonds
2.000%, 11/01/2033	950,000	958,807
2.000%, 11/01/2034	975,000	980,538
4.000%, 10/01/2020	250,000	250,000
4.000%, 11/01/2030	800,000	950,656
4.000%, 11/01/2031	1,100,000	1,297,395
5.000%, 04/01/2026	1,485,000	1,647,741
5.000%, 09/01/2026	630,000	787,122
5.000%, 04/01/2030	655,000	718,836
5.000%, 04/01/2031	1,000,000	1,096,890
5.000%, 04/01/2034	2,000,000	2,191,060
Overland Park Transportation Development District, Revenue Bonds
5.900%, 04/01/2032	800,000	800,024
Unified Government of Greeley County, General Obligation Unlimited Bonds
4.000%, 12/01/2029	250,000	288,500
4.000%, 12/01/2032	100,000	112,300
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
2.000%, 08/01/2033	1,000,000	1,030,730
4.000%, 08/01/2029	685,000	818,917
4.000%, 08/01/2030	1,060,000	1,250,630
4.000%, 08/01/2031	930,000	981,792
5.000%, 08/01/2025	815,000	996,134
Wyandotte County-Kansas City Unified Government, Revenue Bonds
4.875%, 10/01/2028	350,000	316,851
5.000%, 12/01/2023	570,000	637,682
Total General Obligation		44,512,468

Health Care (4.28%)
City of Manhattan, Revenue Bonds
5.000%, 11/15/2029	680,000	730,871
City of Olathe, Revenue Bonds
4.000%, 09/01/2030	450,000	461,796
City of Wichita, Revenue Bonds
5.000%, 11/15/2029	1,570,000	1,652,394
Kansas Development Finance Authority, Revenue Bonds
5.000%, 11/15/2032	1,500,000	1,596,840
5.000%, 11/15/2034	350,000	371,983
Lyon County Public Building Commission, Revenue Bonds
5.000%, 12/01/2035	1,335,000	1,570,614
Pawnee County Public Building Commission, Revenue Bonds
4.000%, 02/15/2031	145,000	149,137
University of Kansas Hospital Authority, Revenue Bonds
5.000%, 09/01/2028	250,000	297,792
5.000%, 09/01/2030	350,000	413,602

See Notes to Financial Statements.

Annual Report | September 30, 2020	9

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
Health Care (continued)
5.000%, 09/01/2031	$500,000	$588,805
Total Health Care		7,833,834

Housing (0.36%)
Pratt County Public Building Commission, Revenue Bonds
3.250%, 12/01/2032	655,000	655,858

Public Services (0.99%)
Johnson County Park & Recreation District, Certificate Participation Bonds
3.000%, 09/01/2028	1,165,000	1,245,102
3.000%, 09/01/2029	535,000	561,044
Total Public Services		1,806,146

Transportation (10.29%)
Kansas Turnpike Authority, Revenue Bonds
5.000%, 09/01/2031	630,000	844,975
5.000%, 09/01/2032	500,000	665,395
5.000%, 09/01/2036	1,000,000	1,304,550
5.000%, 09/01/2037	1,000,000	1,299,070
5.000%, 09/01/2038	1,150,000	1,488,019
State of Kansas Department of Transportation, Revenue Bonds
5.000%, 09/01/2028	1,500,000	1,911,000
5.000%, 09/01/2029	1,000,000	1,205,940
5.000%, 09/01/2031	3,020,000	3,788,137
5.000%, 09/01/2032	500,000	623,635
5.000%, 09/01/2033	1,445,000	1,727,064
5.000%, 09/01/2034	3,260,000	3,980,649
Total Transportation		18,838,434

Utilities (12.77%)
City of Lawrence Water & Sewage System, Revenue Bonds
4.000%, 11/01/2038	1,000,000	1,110,630
City of Olathe Water & Sewer System, Revenue Bonds
2.000%, 07/01/2034	540,000	550,924
2.000%, 07/01/2035	550,000	558,201
3.000%, 07/01/2030	675,000	755,932
3.000%, 07/01/2031	555,000	618,115
3.000%, 07/01/2032	745,000	820,022
3.000%, 07/01/2033	755,000	826,121
4.000%, 07/01/2024	250,000	280,212
City of Topeka Combined Utility, Revenue Bonds
2.000%, 08/01/2043	1,070,000	1,017,581
4.000%, 08/01/2026	2,600,000	2,675,790
City of Wichita Water & Sewer Utility, Revenue Bonds
3.000%, 10/01/2029	1,180,000	1,308,077
3.250%, 10/01/2031	1,070,000	1,071,198
3.375%, 10/01/2039	1,000,000	1,083,000
4.000%, 10/01/2029	1,000,000	1,000,000
5.000%, 10/01/2025	1,000,000	1,045,740
5.000%, 10/01/2028	2,650,000	2,771,211
Kansas Power Pool, Revenue Bonds
5.000%, 12/01/2023	200,000	217,956
5.000%, 12/01/2028	700,000	835,170
Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
3.000%, 09/01/2035	250,000	273,967
3.000%, 09/01/2040	250,000	267,518

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2020

	Principal Amount	Value (Note 2)
Utilities (continued)
5.000%, 09/01/2027	$1,300,000	$1,357,070
5.000%, 09/01/2031	1,350,000	1,621,538
5.000%, 09/01/2032	1,090,000	1,189,670
5.000%, 09/01/2033	100,000	117,938
Total Utilities		23,373,581

TOTAL MUNICIPAL BONDS
(Cost $167,601,643)		177,195,925

	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.29%)
Money Market Fund (3.47%)
Federated Treasury Obligations Fund (0.010%, 7-Day Yield)	6,354,770	$6,354,770
Total Money Market Fund		6,354,770

	Principal Amount
U.S. Treasury Bills (0.82%)
U.S. Treasury Bills
0.000%, 12/03/2020(b)	1,500,000	1,499,764
Total U.S. Treasury Bills		1,499,764

TOTAL SHORT TERM INVESTMENTS (Cost $7,854,518)		7,854,534

TOTAL INVESTMENTS (101.08%) (Cost $175,456,161)		$185,050,459

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.08%)		(1,970,275)

NET ASSETS (100.00%)		$183,080,184

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(b)	Zero coupon bond.

See Notes to Financial Statements.

Annual Report | September 30, 2020	11

Carret Kansas Tax-Exempt Bond Fund	Statement of Assets and Liabilities

September 30, 2020

ASSETS:
Investments, at value (Cost $175,456,161)	$185,050,459
Receivable for investments sold	972
Receivable for shares sold	214,827
Dividends and interest receivable	1,419,492
Other assets	6,895
Total Assets	186,692,645

LIABILITIES:
Distributions payable	287,831
Payable for administration and transfer agent fees	67,931
Payable for investments purchased	3,121,427
Payable for shares redeemed	46,876
Payable to adviser	30,167
Payable for distribution fees	875
Payable for printing fees	1,131
Payable for professional fees	21,602
Payable for trustees’ fees and expenses	15,787
Payable to Chief Compliance Officer fees	5,938
Accrued expenses and other liabilities	12,896
Total Liabilities	3,612,461
NET ASSETS	$183,080,184

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$173,399,494
Total distributable earnings/(deficit)	9,680,690
NET ASSETS	$183,080,184

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.16
Net Assets	$178,827,332
Shares of beneficial interest outstanding	16,027,998
Class A :
Net Asset Value, offering and redemption price per share	$11.16
Net Assets	$4,252,852
Shares of beneficial interest outstanding	381,135
Maximum offering price per share(a)	$11.65

(a)	Net Asset Value/100% minus maximum sales charge of net asset value, 4.25% for the Fund, adjusted to the nearest cent.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Statement of Operations

For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends	$15,450
Interest	4,786,176
Total Investment Income	4,801,626

EXPENSES:
Investment advisory fees (Note 6)	544,142
Administration fees	260,522
Distribution fees
Class A	10,753
Custody fees	19,781
Legal fees	36,971
Audit and tax fees	17,291
Transfer agent fees	49,814
Trustees’ fees and expenses	20,790
Registration and filing fees	36,630
Printing fees	4,880
Chief Compliance Officer fees	29,719
Insurance fees	7,706
Other expenses	11,004
Total Expenses	1,050,003
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(162,771)
Class A	(5,702)
Total fees waived/reimbursed by investment adviser	(168,473)
Net Expenses	881,530
NET INVESTMENT INCOME	3,920,096

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	14,257
Net realized gain	14,257
Change in unrealized appreciation/(depreciation) on:
Investments	3,225,657
Net change	3,225,657

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,239,914
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,160,010

See Notes to Financial Statements.

Annual Report | September 30, 2020	13

Carret Kansas Tax-Exempt Bond Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$3,920,096	$4,051,887
Net realized gain on investments	14,257	509,100
Net change in unrealized appreciation on investments	3,225,657	5,558,630
Net increase in net assets resulting from operations	7,160,010	10,119,617
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(4,208,978)	(4,455,855)
Class A	(91,196)	(115,546)
Total distributions	(4,300,174)	(4,571,401)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	28,276,279	61,548,180
Dividends reinvested	428,853	556,903
Shares redeemed	(32,071,924)	(21,338,286)
Net increase/(decrease) from beneficial share transactions	(3,366,792)	40,766,797
Class A
Shares sold	288,378	19,887
Dividends reinvested	72,657	90,632
Shares redeemed	(328,033)	(854,924)
Net increase/(decrease) from beneficial share transactions	33,002	(744,405)
Net increase/(decrease) in net assets	(473,954)	45,570,608

NET ASSETS:
Beginning of year	183,554,138	137,983,530
End of year	$183,080,184	$183,554,138

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97	$10.59	$10.88	$11.09	$11.11	$11.16

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.24	0.28	0.27	0.32	0.33	0.35
Net realized and unrealized gain/(loss) on investments	0.21	0.42	(0.29)	(0.21)	(0.02)	(0.05)
Total from investment operations	0.45	0.70	(0.02)	0.11	0.31	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.28)	(0.27)	(0.32)	(0.33)	(0.35)
From net realized gains on investments	(0.02)	(0.04)	–	–	–	–
Total Distributions	(0.26)	(0.32)	(0.27)	(0.32)	(0.33)	(0.35)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19	0.38	(0.29)	(0.21)	(0.02)	(0.05)
NET ASSET VALUE, END OF PERIOD	$11.16	$10.97	$10.59	$10.88	$11.09	$11.11

TOTAL RETURN(c)	4.17%	6.77%	(0.15% )	1.04%	2.80%	2.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$178,827	$179,409	$133,235	$167,374	$190,780	$181,983

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.57%	0.55%	0.75% (d)	0.61%	0.60%	0.60%
Operating expenses including reimbursement/waiver	0.48%	0.48%	0.56% (d)	0.48%	0.48%	0.48%
Net investment income including reimbursement/waiver	2.17%	2.62%	2.80% (d)	2.95%	2.94%	3.12%

PORTFOLIO TURNOVER RATE(e)	16%	12%	14%	9%	10%	13%

(a)	Effective September 24, 2018, the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	15

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Class A	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)(b)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97	$10.59	$10.88	$11.09	$11.11	$11.16

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.21	0.26	0.24	0.28	0.29	0.31
Net realized and unrealized gain/(loss) on investments	0.21	0.42	(0.29)	(0.21)	(0.02)	(0.05)
Total from investment operations	0.42	0.68	(0.05)	0.07	0.27	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.26)	(0.24)	(0.28)	(0.29)	(0.31)
From net realized gains on investments	(0.02)	(0.04)	–	–	–	–
Total Distributions	(0.23)	(0.30)	(0.24)	(0.28)	(0.29)	(0.31)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19	0.38	(0.29)	(0.21)	(0.02)	(0.05)
NET ASSET VALUE, END OF PERIOD	$11.16	$10.97	$10.59	$10.88	$11.09	$11.11

TOTAL RETURN(d)	3.91%	6.50%	(0.51% )	0.65%	2.41%	2.34%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,253	$4,145	$4,748	$11,462	$11,509	$10,620

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.86%	0.88%	1.25% (e)	1.11%	1.10%	1.03%
Operating expenses including reimbursement/waiver	0.73%	0.73%	0.94% (e)	0.87%	0.87%	0.83%
Net investment income including reimbursement/waiver	1.92%	2.40%	2.43% (e)	2.56%	2.55%	2.76%

PORTFOLIO TURNOVER RATE(f)	16%	12%	14%	9%	10%	13%

(a)	Effective September 24, 2018, the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Carret Kansas Tax-Exempt Bond Fund (the “Fund” or “Kansas Tax-Exempt Bond Fund”) formally known as the American Independence Kansas Tax-Exempt Bond Fund. On September 13, 2019, Carret Asset Management, LLC (the “Adviser” or “Carret") became the adviser to the Kansas Tax-Exempt Bond Fund, changing the Fund’s name from American Independence to Carret. The Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund currently offers Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and shares of registered investment companies that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | September 30, 2020	17

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$177,195,925	$–	$177,195,925
Short Term Investments
Money Market Fund	6,354,770	–	–	6,354,770
U.S. Treasury Bills	–	1,499,764	–	1,499,764
Total	$6,354,770	$178,695,689	$–	$185,050,459

*	For a detailed Sector breakdown, see the accompanying Portfolio of Investments.

There were no Level 3 securities held in the Fund at September 30, 2020.

Securities Purchased on a When-Issued Basis: The Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

The Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its investment adviser has determined that so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2020	19

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

The tax character of distributions paid by the Fund for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$47,931	$3,871,299	$380,944

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$137,415	$3,914,477	$519,509

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation (excess of value over tax cost)	$9,738,988
Gross unrealized depreciation (excess of tax cost over value)	(144,690)
Net unrealized appreciation	$9,594,298
Cost of investments for income tax purposes	$175,456,161

Reclassifications: As of September 30, 2020, there were no permanent reclassifications.

Components of Distributable Earnings: At September 30, 2020, components of distributable earnings were as follows:

Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$4,506
Undistributed tax-exempt income	363,922
Accumulated capital gains	5,795
Net unrealized appreciation	9,594,298
Other cumulative effect of timing differences(a)	(287,831)
Total	$9,680,690

(a)	Related to distributions payable at year end.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2020 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Kansas Tax-Exempt Bond Fund	$27,865,814	$31,170,185

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

Transactions in common shares were as follows:

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Carret Kansas Tax-Exempt Bond Fund
Institutional Class
Shares sold	2,553,184	5,710,019
Shares issued in reinvestment of distributions to shareholders	39,093	52,366
Shares redeemed	(2,923,375)	(1,988,206)
Net increase/(decrease) in shares outstanding	(331,098)	3,774,179
Class A
Shares sold	26,220	1,842
Shares issued in reinvestment of distributions to shareholders	6,578	8,441
Shares redeemed	(29,595)	(80,824)
Net increase/(decrease) in shares outstanding	3,203	(70,541)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 95% of the shares outstanding of the Fund are owned by one omnibus account.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Carret Asset Management, LLC, serves as the investment adviser to the Fund. The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years and the Board may extend the Advisory Agreement for additional one-year terms by approval at an in-person meeting called for the purpose of considering such matters. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ prior written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ prior written notice.

Pursuant to a fee waiver letter agreement (“Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business to 0.48% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. The Fee Waiver Agreement is in effect through January 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Board.

As of September 30, 2020, the balances of recoupable expenses for the Fund were as follows:

Kansas Tax-Exempt Bond Fund	Expiring in 2022	Expiring in 2023	Total
Institutional Class	$8,850	$162,771	$171,621
Class A	440	5,702	6,142

Previously waived fees by Manifold amounting to $105,073 are not subject to recoupment by Carret.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2020, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Annual Report | September 30, 2020	21

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2020

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Class A Shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Fund’s Class A Shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Starting as of September 24, 2018, the Board authorized 0.00% to be paid on shareholder servicing fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund was permitted to pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets. These fees consisted of up to 0.25% for shareholder services of the Class A share assets (which is currently not being charged) and up to 0.25% for distribution expenses, as defined by FINRA, of Class A share assets. Distribution fees paid by the Fund for the fiscal year ended September 30, 2020, are disclosed in the Statement of Operations.

7. TRUSTEES

As of September 30, 2020, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $11,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Report of Independent Registered
Carret Kansas Tax-Exempt Bond Fund	Public Accounting Firm

To the Shareholders of Carret Kansas Tax-Exempt Bond Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Carret Kansas Tax-Exempt Bond Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended October 31, 2017, and prior, were audited by other auditors whose report dated December 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2020

Annual Report | September 30, 2020	23

Carret Kansas Tax-Exempt Bond Fund	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-287-7933 or by writing to Carret Asset Management at 320 Park Avenue, 18th Floor, New York, New York 10022.

3. TAX DESIGNATIONS

For the year ended September 30, 2020, pursuant to Section 852(b)(3) of the Internal Revenue Code, Carret Kansas Tax-Exempt Bond Fund did not designate long-term capital gain dividends.

For the year ended September 30, 2020, 98.78% of the distributions from net investment income for Carret Kansas Tax-Exempt Bond Fund are exempt from federal income tax.

Liquidity Risk Management
Carret Kansas Tax-Exempt Bond Fund	Program Disclosure

September 30, 2020 (Unaudited)

The Trust has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for the Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust and ALPS. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 21, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from April 1, 2019 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Fund’s investment strategy continues to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

Annual Report | September 30, 2020	25

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy

September 30, 2020 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-287-7933.

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy

September 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Carret Kansas Tax-Exempt Bond Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Annual Report | September 30, 2020	27

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

Annual Report | September 30, 2020	29

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2020 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger, Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund.
Vilma DeVooght, Birth year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933.

Intentionally Left Blank

This material must be preceded or accompanied by a prospectus.

The Carret Kansas Tax-Exempt Bond Fund is distributed by ALPS Distributors, Inc

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	12
Clarkston Fund	18
Clarkston Founders Fund	23
Disclosure of Fund Expenses	29
Portfolios of Investments
Clarkston Partners Fund	31
Clarkston Fund	33
Clarkston Founders Fund	35
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets
Clarkston Partners Fund	39
Clarkston Fund	40
Clarkston Founders Fund	41
Financial Highlights	42
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	67
Additional Information	68
Liquidity Risk Management Program	70
Privacy Policy	71
Trustees and Officers	74

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.clarkstonfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-680-6562 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.clarkstonfunds.com.

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Warm Wishes

The outbreak of COVID-19 caught everyone unprepared. Months of global confusion and uncertainty have weighed upon the world at large. Like far too many people, we at Clarkston Capital have had to mourn lost loved ones and isolate ourselves from friends and family. We thank you for your support over the past twelve months, especially given the challenges we have been facing together during this pandemic. Above all else, we hope that you and your families are staying safe and well.

In dire times such as these, it helps to look for the silver linings which shine against the pall cast by the pandemic, one being the vindication of our investment approach. We have long held a patient, calm demeanor as one of our fundamental tenets. We seek to buy what we consider to be high-quality businesses only at attractive, discounted prices, and build cash while we await such opportunities.

COVID-19 has proven beyond a doubt that we have little control over the market, and just as much over life. We can’t know exactly what we are going to buy when we finally get the opportunity, as price drops are dependent upon the market. We can control, however, what businesses the Clarkston Funds own and at what price transactions for the Funds are made. We spend our time turning over rocks and analyzing businesses that we would like the Funds to own according to our investment philosophy. Then, on rare occasion, market dislocation results in severe prices drops in these businesses. With all due deference and humility, we found the economic impact of COVID-19 to be the best investment opportunity we have had since the 2008 financial crisis. The onset of the pandemic, and the precipitous market drop that followed, afforded us the opportunity to deploy the significant amount of cash in the Clarkston Funds’ portfolios into high-quality businesses at what we found to be extremely attractive prices.

Clarkston’s Investment Process

We want to remind you about our process. In essence, we identify businesses that meet our definition of “quality” and wait for prices that we think are attractive. Clarkston Capital was founded on the notion that the best way to achieve long-term capital appreciation is by investing in what we believe to be extraordinary businesses over long time periods.

Our first responsibility, as stewards of Fund investors’ capital, is the mitigation of downside risk. We believe the best way to accomplish this goal is to identify a quality business and patiently wait for the company to go on sale.

Clarkston Capital’s investment process has evolved into one that assesses businesses through the lens of long-term business ownership. Our “Quality Value” investment process focuses on identifying sustainable, competitively-advantaged business models that have the potential to financially prosper from high returns on reinvested capital and can be purchased with a margin of safety against the unknowable. A margin of safety exists when we believe the company’s share price is trading at a significant discount to the company’s intrinsic value at the time of purchase.

Assessing and investing in “quality” businesses emerged as the cornerstone of our investment process because these companies are expected to preserve and compound their value over time. Our disciplined “value” approach is integral to mitigating downside risk and is designed to prevent us from paying excessive prices for the highest quality businesses.

We believe the best way to value the long-term nature of free cash flows generated by competitively-advantaged businesses is via a “cash-on-cash” returns model. Clarkston Capital’s model is derived from the Gordon Growth Model and separates value into two distinct components: free-cash-flow (“FCF”) yield and growth factor. The FCF yield – free cash flow divided by market value – captures the normalized cash generation power of the business. The second component, the growth factor, captures the organic growth in free cash flow. When added together, the FCF yield and growth factor deliver an estimated cash-on-cash return that an owner of the business can expect to earn over a long-term holding period.

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

This model enables us to distinguish between what we believe to be more knowable “near-term” free cash flows and unknowable or inestimable “future” free cash flows. We tend to weight more heavily the FCF yield. A focus on attractive FCF yields and the use of conservative growth estimates helps facilitate a margin of safety.

Our disciplined adherence to our valuation methodology, which calls for a margin of safety, coupled with a market that offers little opportunity, results in periods when there is nothing to do but wait. During these periods, cash balances may rise.

What Happened Over the Last Twelve Months?

We would characterize 2017, 2018, and 2019 as years where there was little to do but wait. We spent a lot of time researching new businesses and re-researching existing holdings, but we spent almost no time buying and selling. We were spending our time preparing for an inevitable disruption. COVID-19 was a temporary disruption for the markets, but it did take them down.

Let’s look back into 2017 and 2018. For the majority of those years, FCF yields in the Clarkston Funds’ portfolios were in the 6-7% range. Roughly 50% of capital was invested in businesses with FCF yields above 7%, 25% with FCF yields under 7%, and more than 20% in cash. At 2019 valuations, the Funds’ portfolios grew slightly more attractive with average FCF yields in the 8-9% range, primarily due to the elimination and trimming of fairly valued businesses and redeployment of capital into more attractively valued businesses with FCF yields in the 10% range.

At the end of March 2020, COVID-19 fears fully made their way into the market and FCF yields reached multi-year highs in the 12-14% range. We deployed a record amount of Fund capital during March and April – more than we had since the inception of the Funds. At the end of February, we had ample cash in the Funds: Clarkston Partners Fund in the mid-teen percentages, Clarkston Founders Fund at about 20%, and Clarkston Fund at greater than 10% cash.

At the end of September, cash balances had built up – still much lower than in February, but some inflows remained in cash. FCF yields at the end of September were back in the 10-11% range, but around 90% of capital invested was in businesses with FCF yields above 10%. Cash levels in both the Clarkston Founders Fund and Clarkston Partners Fund were just over 10%, while the Clarkston Fund’s cash was in the mid-single digits.

Opportunities

The key to our Quality Value investment philosophy is identifying which businesses we expect to create value over time, the optimal path in which they have the potential to create that value, and at what price we believe justifies the risk of ownership. The easy part of executing the strategy is identifying quality businesses and valuing those businesses. The difficult part is remaining disciplined and exercising the patience and courage necessary to wait for attractive entry points, acting in a contrarian manner, and buying a business that the “herd” has incorrectly deemed to be permanently impaired. Being a contrarian is lonely and painful, and the pain can last longer than many can endure.

Annual Report | September 30, 2020	3

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

In our quest to faithfully execute Clarkston Capital’s philosophy, we have been tasked with exercising much patience, and, at times, it has been quite painful. We are all taught from a young age, across many different disciplines, that we make our own opportunities. This is somewhat true, yes, but in the investment business, one does not create opportunities. They present themselves at their own leisure – infrequently, and often at inopportune times. Therefore, one must be ready.

Since the psychology of the marketplace determines the timing of investing, one has to be flexible in one’s decision making. This also means one has to be flexible in where one is finding opportunity, or at least ensure that one’s area of competence is broad enough to encompass various industries and segments of the economy. Often times, price drops occur across a focused group of companies or within similar industries. Since the inception of the Clarkston Funds in September 2015, there have been few market dislocations and, therefore, few broader opportunities to deploy capital: in 2016 due to drops in the oil industry and its related industrial companies, in December 2018 due to an underappreciated, hawkish tone by the Federal Reserve among elevated economic uncertainty, and in the Spring of 2020 due to the COVID-19 outbreak in the U.S. Each of these events opened the door for us to invest the Funds’ capital.

Approaching these businesses in this manner, versus focusing on particular industries, gives us a search efficiency because we can find businesses in multiple end markets. When a dislocation occurs, it usually occurs in a certain end market. COVID-19 has affected hospitality-related industries. These include air travel, restaurants (which affected both on-premises beer and food consumption), sporting and entertainment events (which affected advertising and media companies), medical-related facilities, fitness, movie theaters, and retailers (auto retailers, in our case). Also included as a second derivative are industrial companies and asset managers: the shutdown in the above industries led to decreased need for manufactured goods and fear surrounding asset managers’ billing capacity as the markets trended downward. Interestingly enough, some industries that we thought would have cratered, like home-related products and recreational vehicles, actually trended higher as vacationers opted for big ticket leisure items in lieu of expensive vacations.

Commonalities Among Businesses We Bought

The irony of buying quality businesses at a margin of safety is that most investors would argue that these businesses are no longer high quality. The share prices of these businesses have typically fallen, or at least stagnated, for long periods of time. These quality businesses have entered a period of short-term challenges: we believe these challenges are addressable, but they are challenges, nonetheless. Most investors lack the patience and long-term mindset to wait for a company to overcome such obstacles. But how else would an investor be able to buy a quality business at a discount? It’s far easier to stand with the crowd and brag about a well-performing business than it is to stand alone in the corner, arguing why a business is still dominant despite appearances to the contrary.

Ultimately, one still has to be correct in one’s argument. While business in the beer, food distribution, airline, transportation, education, and advertising industries are challenged, they do possess attractive characteristics that we believe still make them quality businesses.

COVID-19 has affected businesses in various distinct industries which, under most circumstances, are unrelated in regard to risk. The pandemic has been so punishing and arduous, however, that it has affected several different industries and business models, many of which we have researched over the years. Many investors tend to write off businesses that operate in these industries, often for the right reasons: such businesses may be permanently impaired, perhaps due to over-leveraging or even a business model which has been forever changed. But we found opportunities in some high-quality businesses that were – as we believe them to be – only temporarily affected by the pandemic. Because these businesses have competitively advantaged business models, strong balance sheets, and extremely capable management teams, we feel they will once again dominate their end markets. Here are some commonalities among the businesses that we bought in the Funds’ portfolios during the pandemic and why we feel they are excellent businesses.

4	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

•	As always, all the companies meet the Clarkston Quality Principles:

•	High Cash Returns on Net Operating Assets (CRONOA) and strong balance sheets;

•	Competitively advantaged business models that are sustainable;

•	Operated by candid management teams who allocate capital for the benefit of shareholders.

•	These businesses boast long-term, resilient business models. This isn’t to say they were not impacted by COVID-19, but we believe they will ultimately prevail and emerge even stronger. There are secular trends that will continue when the pandemic is behind us, whether by comfort, biology, or innovation. People will travel, they will go out to eat or drink beer, etc. This might be a slow return, but it will inevitably return.

•	They occupy mature industries: The businesses in these industries are not novel or fleeting – they have been around for decades. This emboldens our confidence that they will not perish. History is often a strong indicator of longevity.

•	They function as oligopolies: They operate in industries dominated by a few large competitors, which provides the incumbents with scale advantages.

•	Smaller competitors will struggle to survive the longer the pandemic lasts, rendering them more vulnerable to larger incumbents. The scale advantages enable said incumbents to take market share from these strugglers.

•	They reacted quickly to the pandemic with flexible balance sheets, whether they raised capital or suspended dividends and cut unnecessary costs.

•	Their shares were trading in the double digits of normalized FCF yields, which provided a meaningful margin of safety in the event of a long recovery to pre-pandemic FCF levels. In some cases, the Funds purchased at prices at the point that FCF does not need to fully recover.

Where did Clarkston Deploy the Funds’ Capital?

Beer:

The COVID-19-related “stay-at-home” orders caused the on-premises channel (e.g., bars, restaurants, sporting events) for the beer industry to shut down beginning in March 2020 and continuing to present day. While some states in the U.S. have re-opened in recent months, the restaurants and bars that made it through the COVID-19 shutdown have re-opened at reduced capacity. Beer’s on-premises channel accounts for approximately 18% of industry sales, which negatively impacted the Clarkston Partners Fund’s, Clarkston Founders Fund’s and Clarkston Fund’s holdings in brewer Molson Coors (TAP) and the Clarkston Founders Fund’s and Clarkston Fund’s holdings in brewer AB InBev (BUD). On-premises sales generally carry higher margins than off-premises sales. On-premises sales account for over 20% of consolidated net sales in both holdings, which has weighed on profitability. Fortunately, some beer consumption shifted to the off-premises channel, but this wasn’t enough to offset the loss of on-premises sales. A positive trend from the shift to the off-premises channel (e.g., people drinking at home) is consumers gravitating towards established brands they know and trust. This has resulted in a spike in consumer demand for established beer brands such Coors Light (TAP), Miller Lite (TAP), and Bud Light (BUD). According to Nielsen, a market measurement firm, retail sales for established brands are up double digits over the past six months. Time will ultimately tell how much of this consumer demand sticks long-term, but we are cautiously optimistic.

Annual Report | September 30, 2020	5

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

While the dramatic shift toward off-premises consumption has cushioned the blow to TAP and BUD, it has severely impacted smaller craft brewers. Many craft brewers’ sales skew more toward the on-premises channel as many rely on their taprooms and keg sales. As a result, many craft brewers are financially distressed and we anticipate they will be increasingly weakened the longer the COVID-19 shutdowns last. This could present a longer-term opportunity for TAP and BUD to win on-premises share and emerge stronger. We added to the Clarkston Partners Fund’s and Clarkston Founders Fund’s positions in TAP and the Clarkston Founders Fund’s and Clarkston Fund’s positions in BUD in late-February and during the height of COVID-19 throughout March and April. While the shares of both brewers are down over 30% calendar year-to-date, we are confident in their long-term prospects. We are attracted to the beer industry because it is a defensive business with a strong industry structure and attractive financial profile.

Food:

COVID-19 and its related shutdowns have brought on serious challenges for the foodservice distribution industry. In late March, U.S. restaurant customer transactions were down more than 40% from prior year levels, and less than 40% of restaurants in the U.S. were open for indoor dining by the end of May. The environment has improved steadily in subsequent months: by the middle of July, restaurant customer transactions were down around 12% from prior year levels, and more than 80% of restaurants nationwide were open for indoor dining by the end of September. The improving trends are due to a confluence of factors, including relaxed government restrictions, expanded outdoor seating, and increased adoption of takeout and delivery. Although the recovery from March and April lows has been encouraging, it is still uncertain when pre-pandemic level demand will return and much of the industry is still suffering. The bar and restaurant channel represents around 60% of foodservice distribution industry revenues and likely comprises a larger portion of industry profits.

During the tumultuous March period, share prices of Sysco Corporation (SYY) (“Sysco”) and US Foods Holding Corp. (USFD) (“US Foods”) tumbled. Sysco share prices were more than halved from their February levels, while US Foods shares declined more than 70% from where they were priced the prior month. This provided us an opportunity to initiate positions in what we consider to be two exceptional businesses at attractive valuations. We bought new positions in Sysco in the Clarkston Partners Fund and Clarkston Fund and US Foods in the Clarkston Partners Fund and Clarkston Founders Fund. Additionally, we added to the Clarkston Founders Fund’s position in Sysco during this period.

Since March, both Sysco and US Foods have taken steps to protect and strengthen their franchises, while helping their customers navigate a difficult business environment. Both distributors raised additional capital through the debt markets and took aggressive cost cutting measures. These actions were designed to ensure liquidity in the event of prolonged shutdowns. Other industry participants may have entered the crisis with less durable balance sheets and limited or no access to the capital markets. If less-resourced competitors falter or exit the market, Sysco and US Foods could be the beneficiaries. They have taken on more of a consultative role during this period to further solidify their value propositions. Both Sysco and US Foods have helped their customers navigate the CARES Act, implement takeout menus, increase social media engagement, and re-open restaurants safely. These actions are likely to create valuable and sustained customer goodwill that may help both businesses emerge stronger.

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Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

As we enter late fall and the winter months, we may see a reversal of the opening trend, and states may force restaurants to shut down yet again. We feel that in the longer term, however, food consumed away from home, whether it be sitting in a restaurant or carrying food out, will continue to take share from food consumed at home. This bodes well for the larger food distributors that possess the scale to service these restaurants and assist them in navigating unknowable future environments.

Airlines:

Sabre Corp. (SABR) (“Sabre”), held in the Clarkston Partners Fund and Clarkston Founders Fund, connects travel suppliers with travel buyers by providing travel inventory from airlines, hotels, rental car companies, etc. to places where people buy travel, like travel management companies, online travel agents, and offline travel agents. In addition, they provide outsourced information technology services for airlines and hotels. Sabre’s revenue is 15% contractual and 85% transactional. As travel has remained significantly depressed worldwide due to COVID-19, Sabre has seen drastic reductions to its transactional revenue. To help offset the significant revenue headwinds, Sabre has taken steps to cut costs and conserve cash, both in the short term and long-term. For example, it cut pay, suspended the dividend, furloughed and laid off workers, among other moves, to reduce costs, and it issued debt, convertible debt, convertible equity, and common equity to bolster its cash position. Sabre currently has enough cash on hand to survive a zero-booking environment through about the summer of 2022. Currently, bookings are not zero but are very low compared to historical averages.

While the price of Sabre shares have dropped significantly this year, and remain down over 65%, we remain positive on Sabre’s competitive positioning, and the industry dynamics. The global distribution system (GDS) technology that Sabre pioneered is responsible for over 50% of airline bookings every year. This market is an oligopoly, with Sabre as one of the largest players. In addition, Sabre serves as the enterprise resource planning (ERP) technology for major airlines around the globe. It provides technology that does everything from booking, inventory management and boarding, to crew and cargo planning. Airlines and hotels are navigating through an unprecedented travel environment and we do believe it to be a temporary state. We believe Sabre has enough cost flexibility and liquidity to weather this storm and will come out the other side just as essential as it was before. Additionally, if start-ups, and weaker traditional players, fail to survive the current travel environment, that could provide an opportunity for Sabre to win additional market share. However, Sabre’s moves to strengthen its liquidity position have diluted common equity holders by about 40% on a fully diluted basis. We still feel that the shares are attractive at their current levels, but some of the upside has been taken away.

Transportation:

Transportation companies, such as FedEx Corporation (FDX) (“FedEx”), have played a crucial role during the pandemic as they delivered food, goods, medicine, and much more to businesses and consumers. FedEx is held in the Clarkston Founders Fund and Clarkston Fund. Its importance was further highlighted as air cargo capacity in commercial planes became globally constrained after airlines made the decision to dock their fleets. The global shutdown initially slowed much of FedEx’s Business-to-Business (B2B) volumes, negatively impacting its margin profile. In addition, FedEx incurred additional operational costs to ensure the health and safety of its workers. This decline was offset by the surge in e-commerce raising Business-to-Consumer (B2C) volumes. In April, e-commerce had accounted for about 27% of total U.S. retail sales in comparison to about 16% the prior year. FedEx has publicly stated that it now believes that the US domestic market will reach 100 million packages a day by 2023, originally not expected until 2026. Although we do not expect e-commerce to persist at peak levels forever, we remain optimistic that it will remain elevated in comparison to previous years. Prior to COVID-19, the market had discredited FedEx for multiple long-term initiatives the company was taking to position itself for the future – the first of which being the decision to cut ties with Amazon.com, Inc. (“Amazon”). Although the relationship was beneficial to FedEx’s volumes, the contract involved moving some of Amazon’s most expensive packages, which diminished margins. Secondly, FedEx has continued to operate at levels of elevated capital expenditures to build out needed capacity, ultimately hindering cash flows in the short term. As FedEx’s share prices fell and we calculated a FCF valuation of low- to mid-teens for the business, we continued to add to the Clarkston Founders Fund’s and Clarkston Fund’s positions in late February and throughout March.

Annual Report | September 30, 2020	7

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Throughout the pandemic, FedEx has been utilizing the excess capacity it had been building for multiple years. The large surge of B2C volumes allowed the company to increase route density, improve margins, and become more selective on revenue quality. As FedEx continues to execute on long-term initiatives, we have seen the shares appreciate 70% calendar year-to-date. Although FedEx’s valuation is no longer as attractive as it initially was in February and March, FedEx is poised to take advantage of continued volume growth, enhanced margin profiles, and increased pricing power in the future.

Education:

COVID-19 has forced remote learning to become common place from kindergarten through college. It has also placed an increased importance on trustworthy, peer-reviewed research and science. John Wiley (JW.A)(“Wiley”) is well positioned to capitalize on both of these long-term trends, even if the short term may be choppier. Wiley is held in the Clarkston Partners Fund. Wiley is a leader in the academic journal and online degree end markets and also participates in book publishing, test prep, and corporate learning end markets, among others. Wiley’s academic journals are among the most coveted for university libraries, government research institutions, and authors around the world. They are the third largest publisher and consistently rank among the top publishers when measured by Impact Factor. Publishing in prestigious academic journals is mission critical to a university professor’s path towards a tenured position. Wiley has recently become a leader in the open access publishing initiative through creative partnerships with groups of institutions around the world.

Wiley is very well positioned to continue publishing high-quality, mission-critical articles and journals around the world. Many of their university customers may be feeling financial pressure from short-term headwinds related to enrollment, tuition pressure, and remote learning. As a result, Wiley may need to acquiesce on price in the short term to maintain dominance in the end market. These short-term headwinds should be offset, in part, by increased open access publishing and high-single to low-double digit growth in article output. COVID-19 has accelerated the shift to remote learning, but it has also caused economic hardship in many countries around the world. Recessions typically see a declining enrollment of university students at the beginning, followed by an increase later on. Because Wiley shares in the tuition dollars of enrolled students in their online degree programs, they may see some short-term headwinds while being well positioned to capitalize on the long-term trends. In addition, Wiley enjoys a strong balance sheet that is under levered and it increased its dividend for the 27th straight year. We will be monitoring Wiley’s capital allocation activity with a focus on capital return versus the possibility of a merger or acquisition at the current share price.

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Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Media:

The COVID-19 pandemic and lockdowns associated with it had varying impacts across the media landscape. On the consumption front, demand surged. In the absence of social gatherings, dining out, attending concerts, and traveling, people stayed home and consumed more media content. According to data from Nielsen Holdings plc (NLSN) (“Nielsen”), video streaming increased 74% in the second quarter of 2020, compared to the same quarter in 2019. Despite increased consumption, advertising spend softened as marketing budgets squeezed. Supplying fresh programming has been another area of difficulty. Sports – the bedrock of traditional television – were mostly shut down in the spring months. They have since returned, but uninterrupted seasons hinge on leagues’ abilities to control outbreaks among players and personnel. Production of scripted and unscripted content was halted at the beginning of the crisis in March and has returned with varying levels of success. Delivery of planned programming and advertisers’ willingness to spend are clearer now than at the outset of the crisis, but they are both still unknowns. Amid the market volatility in March, we were able to add to the Clarkston Partners Fund’s, Clarkston Founders Fund’s and Clarkston Fund’s positions in Nielsen.

We believe Nielsen possesses a resilient business model that is well equipped to weather challenging environments. Around 70% of the firm’s revenues are committed through long-term contracts and many of its non-subscription-based products and services are essential to its clients. Nielsen acted swiftly at the outset of the pandemic. In April, it removed around $200 million of temporary costs to increase liquidity. It also extended the duration of debt maturities to enhance flexibility in the coming months. In addition to these defensive moves, Nielsen used the crisis as an opportunity to go on offense – accelerating previously planned business optimization efforts. This is expected to permanently reduce the company’s cost structure by around $250 million through increased automation, workforce reduction, platform consolidation, and strategic business exits. We believe these measures position Nielsen well to navigate the current environment’s challenges while remaining opportunistic with an eye on the long-term.

In the Clarkston Founders Fund, we initiated a position in Fox Corporation (FOXA) (“Fox”) in early July. Fox shares were nearly halved in March from prior month levels. The share price recovered in ensuing months but remained materially lower than pre-pandemic levels.

Fox spun out of 21st Century Fox in the Spring of 2019, coincident with the merger between The Walt Disney Company and 21st Century Fox. Fox is an owner-operator with an extremely focused portfolio of media assets highly levered to the most defensible areas of pay-television: news and sports. Fox’s assets primarily consist of the Fox News, Fox Business, and FS1 cable networks, the Fox broadcast network, and 28 owned and operated television stations.

The pandemic’s effect on Fox has differed across its portfolio. Fox News reported its highest ratings ever this year and was the highest rated network across all television – the first time a cable network has surpassed all the broadcast networks over a three-month period. This boon in ratings is attributable to a strong and persistent news cycle. The ratings increases have enabled Fox News to grow advertising revenue year-to-date over prior year levels. Local advertising at its owned and operated stations has been softer, as local businesses cut advertising budgets to focus on more immediate needs. Programming on its network was shuffled around to accommodate unusual sports seasons and delays in production of entertainment programming.

Fox entered the crisis with modest leverage and ample cash on the balance sheet. It raised additional debt to pre-fund a 2021 debt maturity and to add to its liquidity position.

Annual Report | September 30, 2020	9

Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Where We Are Now

It seems paradoxical that today’s market is one of the most expensive we have seen in many years, but the economy at large is in the worst shape it has been for just as long. Some of this market performance can be related to the proliferation of giant technology businesses like Apple Inc., Microsoft Corporation, Amazon, etc. Investors have only fallen more in love with these behemoths, and they likely aren’t going away anytime soon.

While these businesses continue to steal the limelight, Clarkston Capital is finding value in smaller micro-niche businesses with market capitalizations under $10 billion. There also seems to be a COVID-19 trade, similar to the growth/value trade over the past few years. Investors are selling businesses impacted by COVID-19 when the outlook is bleak and buying technology businesses. When there is news about a vaccine or a stimulus agreement, the opposite trade occurs. We believe that strong businesses with strong balance sheets, whether or not they operate in industries affected by COVID-19, will prosper in the long-term. It just so happens that these businesses trade at more attractive valuations according to our estimates.

Beyond that, we fervently believe that strong people with strong hearts will prosper in the long-term, despite the pandemic’s shadow looming over us as of late. These days are dark, but we must endure as best we can, looking for the silver linings to light the way, until the sky finally clears. Again, we hope you stay happy and safe.

Thank you,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

DISCLOSURES:

The Clarkston Funds invests in companies Clarkston Capital believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. Clarkston Capital refers to this investment philosophy as “Quality Value”. Clarkston Capital defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

The Gordon Growth Model is used to determine the intrinsic value of a stock based on a future series of dividends that grow at a constant rate. The Model assumes the dividend grows at a constant rate in perpetuity and solves for the present value of the infinite series of future dividends.

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Clarkston Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Enterprise Resource Planning refers to a type of software that organizations use to manage day-to-day business activities such as accounting, procurement, project management, risk management and compliance, and supply chain operations.

Open Access is a set of principles and a range of practices through which research is distributed online, free of cost or other access barriers.

Impact Factor is a measure of the frequency with which the average article in a journal has been cited in a particular year or period.

All references to portfolio holdings are as of September 30, 2020.

Annual Report | September 30, 2020	11

Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance

If someone would have told us on October 1st, 2019 that during the next twelve months, a deadly pandemic would affect over 35 million people and kill over 1 million, we would have forecast a negative return for equities. Instead, equity markets continued the upward march with the Russell 3000® Index gaining 15.00% for the twelve months ended September 30, 2020. This remarkable performance was entirely driven by beloved technology businesses that were seemingly immune to COVID-19 while the performance of businesses in the travel, retail, and hospitality sectors were severely negative.

The Russell 3000® Growth Index grew 36.12% during the twelve months ended September 30, 2020 while its sister Russell 3000® Value Index fell 5.67%. Therefore, a portfolio without large-cap technology names, such as Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Apple Inc. (AAPL), Netflix, Inc. (NFLX), and Microsoft Corporation (MSFT), did not experience the same level of appreciation as those heavily exposed to these names. Consequently, smaller-cap businesses underperformed larger ones, with the Russell 2500TM Index gaining only 2.22%. The Clarkston Partners Fund – Institutional Class performed similarly, gaining 2.07%.

Top Contributors

Top contributors to the Fund included food distribution companies, Sysco Corporation (SYY) and US Foods Holding Corp. (USFD), which we added to the Fund at attractive prices in March of this year. During the pandemic, both companies have taken steps to protect and strengthen their franchises, while helping their customers navigate a difficult business environment. They raised additional capital through the debt markets and took aggressive cost cutting measures. These actions ensured liquidity in the event of prolonged shutdowns. The other 15,000 industry participants likely entered the crisis with less durable balance sheets and limited or no access to the capital markets. As these less resourced competitors falter, or exit, Sysco and US Foods are the most likely beneficiaries.

Legg Mason, Inc. (LM), another top contributor, was acquired by Franklin Resources, Inc. (BEN). While the investment in Legg was profitable for Fund shareholders, we believe Franklin bought Legg at a discount, which piqued our interest in Franklin’s shares. We initiated a position in BEN shortly after announcement of the acquisition. We believe BEN's fortress balance sheet and the Johnson family’s significant ownership make the combination compelling because BEN has the financial wherewithal and long-term time horizon to see this transaction through. Finally, we appreciate the Johnson family’s long-term management approach, which inherently increases the probability of success for the transaction especially in the ever-changing industry environment.

Change Healthcare, Inc. (CHNG) benefited as healthcare utilization improved dramatically. At the outset of the crisis, utilization was down around 40%, and by the end of Q2, utilization had improved; down only 8%. A resilient business model and strong balance sheet has allowed CHNG to remain opportunistic during this crisis, making three small tuck-in acquisitions in the areas of imaging and pharmacy. We believe valuation is still attractive at these levels.

Artisan Partners Asset Management, Inc. Class A (APAM) appreciated during the year due to higher average AUM driven by strong investment results, YTD net inflows, and higher equity markets. We are attracted to APAM’s talent-driven culture, where each investment team acts as its own boutique firm with the scale and resources of a fully integrated firm.

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Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Top Detractors

The largest detractor during the twelve months ended September 30, 2020 was Nielsen Holdings Plc (NLSN). Investors sold shares as the company experienced revenue softness in some short cycle analytics products, as clients reined in spending. However, the company’s recurring revenue stream, which accounts for about 70% of the revenue base, provides stability during volatile business environments. The Company increased the duration of debt maturities, positioning the balance sheet more favorably. Nielsen recently announced the sale of its Global Connect business for $2.7B to Advent International, in partnership with Jim Peck, the former TransUnion CEO. The transaction is expected to close in early Q2 2021. Proceeds will be used to de-leverage the business.

Molson Coors Beverage Company Class B (TAP) declined due to global shutdowns of on-premises establishments, including bars, restaurants, and entertainment venues. While some states in the U.S. have re-opened in recent months, the restaurants and bars that made it through the COVID-19 shutdown have re-opened at reduced capacity. Molson’s on-premises channel accounts for approximately 20% of revenues. Fortunately, some beer consumption shifted to the off-premises channel but was not enough to offset the loss of on-premises sales, which typically carry higher margins than off-premises sales. A positive trend from the shift in consumption to the off-premises channel (people drinking at home) is consumers gravitating towards established brands they know and trust. This has resulted in a spike in consumer trial for Molson which has re-introduced, and in some cases has introduced consumers for the first time to established beer brands such Coors Light and Miller Lite again.

Sabre Corp’s (SABR) revenues were affected by severe declines in corporate travel. As travel has remained significantly depressed worldwide, Sabre has seen drastic reductions to its transactional revenue. To help offset the significant revenue headwinds, Sabre has taken steps to cut costs and conserve cash, both in the short term and long term. For example, they cut pay, suspended the dividend, furloughed and laid off workers, among other moves, to reduce costs, and they issued debt, convertible debt, convertible equity, and common equity to bolster their cash position. While shares of Sabre have dropped significantly this year, we remain positive on Sabre’s competitive positioning, and the industry dynamics. The GDS technology that Sabre pioneered is responsible for over 50% of airline bookings every year and the market is an oligopoly with Sabre as one of the largest players.

Shares of Affiliated Managers Group, Inc. (AMG) were negatively impacted by performance related outflows from its quantitative and U.S. value affiliates which weighed on operating performance. Shares of AMG declined lower during the quarter as outflows in select quantitative and value strategies persisted. CEO Jay Horgen and CFO Tom Wojcik continue to think and act like owner-operators. The Company’s decision to cut the dividend and re-allocate capital to share repurchases was a bold action, and one that we believe will create long-term shareholder value.

Matthews International Corp. Class A (MATW) was also a top detractor during the last twelve months and has been a long-time underperformer in the Fund. We eliminated the position in Matthews because we believe management has failed to take significant actions to unlock value and de-lever the balance sheet.

Annual Report | September 30, 2020	13

Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Initiations & Eliminations

During the last twelve months, we eliminated seven business from the portfolio primarily due to our decision to reallocate capital to new and existing holdings, which we felt provided demonstrably better valuation opportunities. Included in these six eliminations was Legg Mason, which we sold after the announcement that the company was selling to Franklin.

Newly added business during the year included Sysco, US Foods, US Ecology, Inc. (ECOL), and Franklin Resources, Inc. We also added significant capital to several existing positions over the past twelve months. As a result of these additions and eliminations, we believe the Clarkston Partners Fund is well positioned as world governments navigate their way through the pandemic.

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Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Change Healthcare, Inc.	7.61%
Stericycle, Inc.	7.37%
Nielsen Holdings PLC	7.05%
CDK Global, Inc.	6.30%
Molson Coors Beverage Co.	5.44%
Hillenbrand, Inc.	5.03%
LPL Financial Holdings, Inc.	4.89%
Brown & Brown, Inc.	4.41%
Willis Towers Watson PLC	4.27%
The Western Union Co.	4.18%
Top Ten Holdings	56.55%

Sector Allocation (as a % of Net Assets)*

Financials	24.38%
Industrials	16.25%
Technology	13.91%
Consumer Staples	13.32%
Consumer Discretionary	11.53%
Utilities	8.42%
Cash, Cash Equivalents, & Other Net Assets	12.19%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2020	15

Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2020)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Partners Fund – Founders Class	2.18%	4.75%	8.28%	7.55%
Clarkston Partners Fund – Institutional Class	2.07%	4.64%	8.14%	7.42%
Russell 2500TM Index TR	2.22%	4.45%	8.97%	7.78%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

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Clarkston Partners Fund	Portfolio Update

September 30, 2020 (Unaudited)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2020 Prospectus), are 0.92% and 0.85% and 1.07% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

All references to portfolio holdings are as of September 30, 2020.

Annual Report | September 30, 2020	17

Clarkston Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance

If someone would have told us on October 1st, 2019 that during the next twelve months, a deadly pandemic would affect over 35 million people and kill over 1 million, we would have forecast a negative return for equities. Instead, equity markets continued the upward march with the Russell 3000® Index gaining 15.00% for the twelve months ended September 30, 2020. This remarkable performance was entirely driven by beloved technology businesses that were seemingly immune to COVID-19 while the performance of businesses in the travel, retail, and hospitality sectors were severely negative.

The Russell 3000® Growth Index grew 36.12% during the twelve months ended September 30, 2020 while its sister Russell 3000® Value Index fell 5.67%. Therefore, a portfolio without large-cap technology names, such as Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Apple Inc. (AAPL), Netflix, Inc. (NFLX), and Microsoft Corporation (MSFT), did not experience the same level of appreciation as those heavily exposed to these names. The only business on this list owned in the Clarkston Fund was Microsoft, therefore relative performance trailed that of the Russell 1000® Index. The Clarkston Fund gained only 0.81% versus 16.01% for the Russell 1000® Index.

Top Contributors

Top contributors to the Fund included three transportation companies: FedEx Corporation (FDX), United Parcel Service, Inc. Class B (UPS), and C.H. Robinson Worldwide, Inc. The distribution infrastructure offered by these businesses grew increasingly valuable with higher demand for ecommerce shipments.

We added shares to the existing position in Sysco Corporation (SYY) at depressed prices during the height of the pandemic. Shares recovered during the summer placing Sysco as a top contributor during the year. Sysco has taken steps to protect and strengthen its franchise, while helping its customers navigate a difficult business environment. It raised additional capital through the debt markets and took aggressive cost cutting measures. These actions ensured liquidity in the event of prolonged shutdowns. The other 15,000 industry participants likely entered the crisis with less durable balance sheets and limited or no access to the capital markets. As these less resourced competitors falter, or exit, Sysco is a likely beneficiary.

Microsoft, another top contributor, is an excellent business with extremely high returns on capital, recurring revenue streams, and a fortress balance sheet; all of which are protected by sustainable competitive advantages in the form of switching costs.

Top Detractors

Four of the bottom five contributors saw at least temporary declines in revenues because of responses to COVID-19. Anheuser-Busch InBev SA/NV Sponsored ADR (BUD) and Molson Coors Beverage Company Class B (TAP) declined due to global shutdowns of on-premises establishments, including bars, restaurants, and entertainment venues. While some states in the U.S. have re-opened in recent months, the restaurants and bars that made it through the COVID-19 shutdown have re-opened at reduced capacity. Molson and BUD's on-premises channel accounts for approximately 20% of revenues. Fortunately, some beer consumption shifted to the off-premises channel but was not enough to offset the loss of on-premises sales, which typically carry higher margins than off-premises sales. A positive trend from the shift in consumption to the off-premises channel (people drinking at home) is consumers gravitating towards established brands they know and trust. This has resulted in a spike in consumer trial for Molson and BUD which have re-introduced, and in some cases has introduced consumers for the first time to established beer brands such Coors Light, Miller Lite, and Bud Light again.

18	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2020 (Unaudited)

Nielsen Holdings Plc (NLSN) was also a top detractor during the year. Investors sold shares as the company experienced revenue softness in some short cycle analytics products, as clients reigned in spending. However, the company’s recurring revenue stream, which accounts for a larger percentage of the revenue base, provides stability during volatile business environments. The Company increased the duration of its debt maturities, positioning the balance sheet more favorably. Nielsen recently announced the sale of its Global Connect business for $2.7B to Advent International, in partnership with Jim Peck, the former TransUnion CEO. The transaction is expected to close in early Q2 2021. Proceeds will be used to de-leverage the business.

General Electric Company (GE) continues to face headwinds across its most profitable businesses related to COVID-19, especially in its Aviation segment. Lack of visibility in many of GE’s businesses and the related uncertainty surrounding the recovery in commercial aviation will continue to weigh on GE Industrial’s operating performance.

Shares of Affiliated Managers Group, Inc. (AMG) were negatively impacted by performance-related outflows from its quantitative and U.S. value affiliates which weighed on operating performance. Shares of AMG declined lower during the quarter as outflows in select quantitative and value strategies persisted. CEO Jay Horgen and CFO Tom Wojcik continue to think and act like owner-operators. The company’s decision to cut the dividend and re-allocate capital to share repurchases was a bold action, and one that we believe will create long-term shareholder value.

Initiations & Eliminations

During the last twelve months, we eliminated six business from the portfolio, primarily due to our decision to reallocate capital to one new name – Franklin Resources, Inc. (BEN) – and several existing holdings, which we felt provided demonstrably better valuation opportunities. As a result of these actions, we believe the Clarkston Fund is well positioned as world governments navigate their way through the pandemic.

Annual Report | September 30, 2020	19

Clarkston Fund	Portfolio Update

September 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

FedEx Corp.	9.86%
Anheuser-Busch InBev SA/NV	7.45%
Nielsen Holdings PLC	6.43%
American Express Co.	5.62%
General Electric Co.	5.11%
Willis Towers Watson PLC	4.87%
Sysco Corp.	4.75%
The Western Union Co.	4.55%
Franklin Resources, Inc.	4.41%
Molson Coors Beverage Co.	3.95%
Top Ten Holdings	57.00%

Sector Allocation (as a % of Net Assets)*

Industrials	38.11%
Consumer Staples	27.08%
Financials	17.54%
Consumer Discretionary	7.33%
Technology	3.47%
Cash, Cash Equivalents, & Other Net Assets	6.47%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

20	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2020)

	6 Month	1 Year	3 Year	Since Inception*
Clarkston Fund – Institutional Class	24.87%	0.81%	5.83%	7.30%
Russell 1000® Index TR	33.36%	16.01%	12.38%	13.73%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Annual Report | September 30, 2020	21

Clarkston Fund	Portfolio Update

September 30, 2020 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2020 Prospectus), are 0.96% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

22	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance

If someone would have told us on October 1st, 2019 that during the next twelve months, a deadly pandemic would affect over 35 million people and kill over 1 million, we would have forecast a negative return for equities. Instead, equity markets continued the upward march with the Russell 3000® Index gaining 15.00% for the twelve months ended September 30, 2020. This remarkable performance was entirely driven by beloved technology businesses that were seemingly immune to COVID-19 while the performance of businesses in the travel, retail, and hospitality sectors were severely negative.

The Russell 3000® Growth Index grew 36.12% during the twelve months ended September 30, 2020 while its sister Russell 3000® Value Index fell 5.67%. Therefore, a portfolio without large-cap technology names, such as Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Apple Inc. (AAPL), Netflix, Inc. (NFLX), and Microsoft Corporation (MSFT), did not experience the same level of appreciation as those heavily exposed to these names. Consequently, mid-cap businesses underperformed larger ones, with the Russell Midcap® Index gaining only 4.55%. The Clarkston Founders Fund – Institutional Class handsomely outperformed the index and gained 9.34%.

Top Contributors

The top contributor, FedEx Corporation (FDX), drove much of the performance during the year. COVID-19 has greatly benefited parcel carriers, like FedEx, as they have seen a large inflow of volumes due to the rise in e-commerce. In addition, as commercial air cargo capacity remains constrained, the parcel carriers have been able to flex their pricing power, implementing surcharges. FedEx continues to benefit from its execution on long-term initiatives for the company. The expansion to 7-day delivery now reaches 95% of the US population and facilitates additional capacity to handle the surges of volume inflows during the pandemic. FedEx continues to improve its margin profile driven by the inflow of volumes, route density, pricing power, and the interoperability of their business segments.

Another top contributor, food distributor Sysco Corporation (SYY), took steps to protect and strengthen its franchise, while helping its customers navigate a difficult business environment during the pandemic. Sysco raised additional capital through the debt markets and took aggressive cost cutting measures. These actions ensured liquidity in the event of prolonged shutdowns. While the pandemic may temporarily depress Sysco’s earnings, there are 15,000 smaller industry participants that entered the crisis with less durable balance sheets and limited or no access to the capital markets. As these resourced-stretched competitors falter, or exit, Sysco is a likely beneficiary.

Anheuser-Busch InBev SA/NV Sponsored ADR (BUD), a new position in the Clarkston Founders Fund, struggled due to global shutdowns of on-premises establishments, including bars, restaurants, and entertainment venues, but because we initiated shares at depressed prices during the height of the pandemic, the position was a top contributor versus competitor Molson Coors Beverage Company Class B (TAP), which was a detractor. While some states in the U.S. have re-opened in recent months, the restaurants and bars that made it through the COVID-19 shutdown have re-opened at reduced capacity. BUD retired debt during the year as it looks to de-lever the balance sheet to its long-term net leverage target of 2.0x.

Annual Report | September 30, 2020	23

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Change Healthcare, Inc. (CHNG) benefited as healthcare utilization improved dramatically. At the outset of the crisis, utilization was down around 40%, and by the end of Q2, utilization improved and was down only 8%. A resilient business model and strong balance sheet has allowed CHNG to remain opportunistic during this crisis, making three small tuck-in acquisitions in the areas of imaging and pharmacy. Valuation is still attractive at these levels.

Organic net asset growth at LPL Financial Holdings, Inc. (LPLA) continued to accelerate due to investments made to enhance its capabilities to advisors.

Top Detractors

The largest detractor during the twelve months ended September 30, 2020 was Nielsen Holdings Plc (NLSN). Investors sold shares as the company experienced revenue softness in some short cycle analytics products, as clients reigned in spending. However, the company’s recurring revenue stream, which accounts for a larger percentage of the revenue base, provides stability during volatile business environments. The company increased the duration of its debt maturities, positioning the balance sheet more favorably. Nielsen recently announced the sale of its Global Connect business for $2.7B to Advent International, in partnership with Jim Peck, the former TransUnion CEO. The transaction is expected to close in early Q2 2021. Proceeds will be used to de-leverage the business.

Molson Coors declined due to global shutdowns of on-premises establishments, including bars, restaurants, and entertainment venues. Fortunately, some beer consumption shifted to the off-premises channel but wasn’t enough to offset the loss of on-premises sales, which typically carry higher margins than off-premises sales. A positive trend from the shift in consumption to the off-premises channel (people drinking at home) is consumers gravitating towards established brands they know and trust. This has resulted in a spike in consumer trial for Molson which has re-introduced, and in some cases has introduced consumers for the first time to established beer brands such Coors Light and Miller Lite again.

Sabre Corp’s (SABR) revenues were affected by severe declines in corporate travel. As travel has remained significantly depressed worldwide, Sabre has seen drastic reductions to its transactional revenue. To help offset the significant revenue headwinds, Sabre has taken steps to cut costs and conserve cash, both in the short term and long-term. For example, it cut pay, suspended the dividend, furloughed and laid off workers, among other moves, to reduce costs, and it issued debt, convertible debt, convertible equity, and common equity to bolster its cash position. While shares of Sabre have dropped significantly this year, we remain positive on Sabre’s competitive positioning, and the industry dynamics. The GDS technology that Sabre pioneered is responsible for over 50% of airline bookings every year and the market is an oligopoly with Sabre as one of the largest players.

Shares of Affiliated Managers Group, Inc. (AMG) were negatively impacted by performance-related outflows from its quantitative and U.S. value affiliates which weighed on operating performance. Shares of AMG declined lower during the quarter as outflows in select quantitative and value strategies persisted. CEO Jay Horgen and CFO Tom Wojcik continue to think and act like owner-operators. The company’s decision to cut the dividend and re-allocate capital to share repurchases was a bold action, and one that we believe will create long-term shareholder value. AMG is one of the cheapest names in our universe. Franklin Resources, Inc. (BEN), a new fund holding, was also a victim of outflows.

24	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Initiations & Eliminations

During the last twelve months, we eliminated eight business from the portfolio, primarily due to our decision to reallocate capital to new and existing holdings, which we felt provided demonstrably better valuation opportunities. Included in these eliminations was Legg Mason, which was acquired by Franklin Resources.

Newly added businesses during the year included FedEx, LPL, US Foods Holding Corp (USFD), Anheuser-Busch InBev, Fox Corporation Class A (FOXA) and Franklin Resources. We also added capital to several existing positions over the past twelve months. As a result of these additions and eliminations, we believe the Clarkston Founders Fund is well positioned as world governments navigate their way through the pandemic.

Annual Report | September 30, 2020	25

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

FedEx Corp.	8.59%
Nielsen Holdings PLC	7.08%
Change Healthcare, Inc.	6.96%
Stericycle, Inc.	6.18%
Anheuser-Busch InBev SA/NV	6.02%
CDK Global, Inc.	5.90%
Sysco Corp.	4.17%
Affiliated Managers Group, Inc.	4.13%
Molson Coors Beverage Co.	3.97%
Brown & Brown, Inc.	3.87%
Top Ten Holdings	56.87%

Sector Allocation (as a % of Net Assets)*

Financials	21.28%
Consumer Staples	18.51%
Industrials	16.16%
Technology	12.86%
Consumer Discretionary	10.92%
Utilities	6.18%
Cash, Cash Equivalents, & Other Net Assets	14.09%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

26	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2020)

	6 Month	1 Year	3 Year	Since Inception*
Clarkston Founders Fund – Institutional Class	27.98%	9.34%	7.21%	7.67%
Russell Midcap® Index TR	33.90%	4.55%	7.13%	8.35%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Annual Report | September 30, 2020	27

Clarkston Founders Fund	Portfolio Update

September 30, 2020 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2020 Prospectus), are 1.19% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

28	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, or Clarkston Founders Fund (the “Funds”), you incur one type of cost, ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2020 and held through September 30, 2020.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2020 – September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2020	29

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expenses Paid During Period April 1, 2020 - September 30, 2020(b)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$1,220.70	0.85%	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Institutional Class
Actual	$1,000.00	$1,219.60	0.95%	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
Clarkston Fund
Institutional Class
Actual	$1,000.00	$1,248.70	0.67%	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	0.67%	$3.39
Clarkston Founders Fund
Institutional Class
Actual	$1,000.00	$1,279.80	0.91%	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	0.91%	$4.60

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

30	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCK (87.81%)
Consumer Discretionary (11.53%)
John Wiley & Sons, Inc., Class A	875,000	$27,746,250
Nielsen Holdings PLC	5,610,000	79,549,800
Sabre Corp.	3,500,000	22,785,000
Total Consumer Discretionary		130,081,050

Consumer Staples (13.32%)
Molson Coors Beverage Co., Class B	1,830,000	61,414,800
Post Holdings, Inc.(a)	319,000	27,434,000
Sysco Corp.	594,933	37,016,731
US Foods Holding Corp.(a)	1,102,000	24,486,440
Total Consumer Staples		150,351,971

Financials (24.38%)
Affiliated Managers Group, Inc.	617,000	42,190,460
Artisan Partners Asset Management, Inc., Class A	1,066,876	41,597,495
Brown & Brown, Inc.	1,100,000	49,797,000
Franklin Resources, Inc.	1,875,000	38,156,250
LPL Financial Holdings, Inc.	720,000	55,202,400
Willis Towers Watson PLC	231,000	48,237,420
Total Financials		275,181,025

Industrials (16.25%)
CH Robinson Worldwide, Inc.	289,616	29,595,859
Enerpac Tool Group Corp., Class A	1,719,903	32,351,376
Hillenbrand, Inc.	2,000,000	56,720,000
Landstar System, Inc.	140,000	17,568,600
The Western Union Co.	2,200,000	47,146,000
Total Industrials		183,381,835

Technology (13.91%)
CDK Global, Inc.	1,630,000	71,051,700
Change Healthcare, Inc.(a)	5,920,000	85,899,200
Total Technology		156,950,900

Utilities (8.42%)
Stericycle, Inc.(a)	1,319,450	83,204,517

See Notes to Financial Statements.

Annual Report | September 30, 2020	31

Clarkston Partners Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Utilities (continued)
US Ecology, Inc.	360,000	$11,761,200
Total Utilities		94,965,717

TOTAL COMMON STOCK
(Cost $895,377,213)		990,912,498

TOTAL INVESTMENTS (87.81%)
(Cost $895,377,213)		$990,912,498

OTHER ASSETS IN EXCESS OF LIABILITIES (12.19%)		137,555,224

NET ASSETS (100.00%)		$1,128,467,722

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCK (93.53%)
Consumer Discretionary (7.33%)
Nielsen Holdings PLC	220,000	$3,119,600
The Walt Disney Co.	3,500	434,280
Total Consumer Discretionary		3,553,880

Consumer Staples (27.08%)(a)
Anheuser-Busch InBev SA/NV, Sponsored ADR	67,000	3,609,960
Diageo PLC, Sponsored ADR	9,000	1,238,940
Molson Coors Beverage Co., Class B	57,000	1,912,920
Nestle SA, Sponsored, ADR	13,000	1,550,315
PepsiCo, Inc.	11,000	1,524,600
Sysco Corp.	37,000	2,302,140
The Procter & Gamble Co.	7,100	986,829
Total Consumer Staples		13,125,704

Financials (17.54%)
Affiliated Managers Group, Inc.	24,000	1,641,120
Franklin Resources, Inc.	105,000	2,136,750
The Charles Schwab Corp.	47,000	1,702,810
US Bancorp	18,500	663,225
Willis Towers Watson PLC	11,300	2,359,666
Total Financials		8,503,571

Industrials (38.11%)(a)
American Express Co.	27,200	2,726,800
Capital One Financial Corp.	26,000	1,868,360
CH Robinson Worldwide, Inc.	11,927	1,218,820
FedEx Corp.	19,000	4,778,880
General Electric Co.	398,000	2,479,540
Mastercard, Inc., Class A	3,500	1,183,595
Paychex, Inc.	8,500	678,045
The Western Union Co.	103,000	2,207,290
United Parcel Service, Inc., Class B	8,000	1,333,040
Total Industrials		18,474,370

Technology (3.47%)
Microsoft Corp.	8,000	1,682,640

TOTAL COMMON STOCK
(Cost $43,111,903)		45,340,165

See Notes to Financial Statements.

Annual Report | September 30, 2020	33

Clarkston Fund	Portfolio of Investments

September 30, 2020

Value (Note 2)
TOTAL INVESTMENTS (93.53%)
(Cost $43,111,903)	$45,340,165

OTHER ASSETS IN EXCESS OF LIABILITIES (6.47%)	3,138,556

NET ASSETS (100.00%)	$48,478,721

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCK (85.91%)
Consumer Discretionary (10.92%)
Fox Corp., Class A	55,000	$1,530,650
Nielsen Holdings PLC	380,000	5,388,400
Sabre Corp.	214,000	1,393,140
Total Consumer Discretionary		8,312,190

Consumer Staples (18.51%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	85,000	4,579,800
Molson Coors Beverage Co., Class B	90,000	3,020,400
Post Holdings, Inc.(a)	21,500	1,849,000
Sysco Corp.	51,000	3,173,220
US Foods Holding Corp.(a)	66,000	1,466,520
Total Consumer Staples		14,088,940

Financials (21.28%)
Affiliated Managers Group, Inc.	46,000	3,145,480
Brown & Brown, Inc.	65,000	2,942,550
Franklin Resources, Inc.	125,000	2,543,750
LPL Financial Holdings, Inc.	33,587	2,575,116
The Charles Schwab Corp.	63,000	2,282,490
Willis Towers Watson PLC	12,988	2,712,154
Total Financials		16,201,540

Industrials (16.16%)
CH Robinson Worldwide, Inc.	23,000	2,350,370
FedEx Corp.	26,000	6,539,520
Paychex, Inc.	11,000	877,470
The Western Union Co.	118,000	2,528,740
Total Industrials		12,296,100

Technology (12.86%)
CDK Global, Inc.	103,000	4,489,770
Change Healthcare, Inc.(a)	365,000	5,296,150
Total Technology		9,785,920

Utilities (6.18%)
Stericycle, Inc.(a)	74,557	4,701,564

TOTAL COMMON STOCK
(Cost $59,060,365)		65,386,254

See Notes to Financial Statements.

Annual Report | September 30, 2020	35

Clarkston Founders Fund	Portfolio of Investments

September 30, 2020

Value (Note 2)
TOTAL INVESTMENTS (85.91%)
(Cost $59,060,365)	$65,386,254

OTHER ASSETS IN EXCESS OF LIABILITIES (14.09%)	10,724,764

NET ASSETS (100.00%)	$76,111,018

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2020

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
ASSETS:
Investments, at value (Cost $895,377,213, $43,111,903 and $59,060,365)	$990,912,498	$45,340,165	$65,386,254
Cash and Cash Equivalents	137,514,812	3,074,680	8,871,008
Receivable for shares sold	2,590,129	17,352	1,855,960
Dividends and interest receivable	681,163	128,977	81,660
Other assets	35,445	6,983	4,717
Total Assets	1,131,734,047	48,568,157	76,199,599

LIABILITIES:
Payable for administration and transfer agent fees	57,411	12,337	8,054
Payable for investments purchased	2,032,254	–	–
Payable for shares redeemed	163,415	25,020	–
Payable to adviser	695,932	14,637	32,951
Payable for shareholder service fees	171,345	14,334	20,178
Payable for printing fees	8,628	410	416
Payable for professional fees	62,976	17,562	18,458
Payable for trustees' fees and expenses	34,072	915	2,598
Payable for Chief Compliance Officer fees	3,175	139	196
Accrued expenses and other liabilities	37,117	4,082	5,730
Total Liabilities	3,266,325	89,436	88,581
NET ASSETS	$1,128,467,722	$48,478,721	$76,111,018

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$984,067,972	$43,043,541	$67,728,897
Total distributable earnings	144,399,750	5,435,180	8,382,121
NET ASSETS	$1,128,467,722	$48,478,721	$76,111,018

PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$12.61	N/A	N/A
Net Assets	$553,691,091	N/A	N/A
Shares of beneficial interest outstanding	43,915,796	N/A	N/A
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.55	$12.05	$12.35
Net Assets	$574,776,631	$48,478,721	$76,111,018
Shares of beneficial interest outstanding	45,809,050	4,021,974	6,164,892

See Notes to Financial Statements.

Annual Report | September 30, 2020	37

Clarkston Funds	Statements of Operations

For the Year Ended September 30, 2020

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
INVESTMENT INCOME:
Dividends	$16,390,332	$1,098,003	$914,663
Foreign taxes withheld	–	(5,071)	(10,577)
Total Investment Income	16,390,332	1,092,932	904,086

EXPENSES:
Investment advisory fees (Note 6)	8,062,682	258,591	413,939
Administration fees	572,002	41,317	42,568
Shareholder service fees
Institutional Class	520,618	42,136	59,871
Custody fees	88,928	7,129	6,619
Legal fees	81,975	3,864	4,693
Audit and tax fees	15,509	15,496	15,509
Transfer agent fees	67,308	27,595	27,449
Trustees fees and expenses	128,144	5,966	7,531
Registration and filing fees	70,918	25,247	24,800
Printing fees	38,085	1,940	1,777
Chief Compliance Officer fees	38,927	2,021	2,123
Insurance fees	41,215	2,299	1,949
Other expenses	14,519	8,752	3,726
Total Expenses	9,740,830	442,353	612,554
Less fees waived by investment adviser (Note 6)
Founders Class	(312,179)	N/A	N/A
Institutional Class	(333,794)	(110,696)	(110,059)
Total fees waived by investment adviser (Note 6)	(645,973)	(110,696)	(110,059)
Net Expenses	9,094,857	331,657	502,495
NET INVESTMENT INCOME	7,295,475	761,275	401,591

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	49,059,100	2,625,815	1,754,833
Net realized gain	49,059,100	2,625,815	1,754,833
Change in unrealized appreciation/(depreciation) on:
Investments	(20,848,049)	(3,577,427)	3,398,109
Net change	(20,848,049)	(3,577,427)	3,398,109

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	28,211,051	(951,612)	5,152,942
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,506,526	$(190,337)	$5,554,533

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$7,295,475	$9,525,523
Net realized gain on investments	49,059,100	29,592,638
Net change in unrealized depreciation on investments	(20,848,049)	(11,852,769)
Net increase in net assets resulting from operations	35,506,526	27,265,392

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(18,042,443)	(26,457,456)
Institutional Class	(19,314,644)	(24,254,843)
Total distributions	(37,357,087)	(50,712,299)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	140,007,090	50,669,709
Dividends reinvested	560,589	831,516
Shares redeemed	(40,386,657)	(31,213,365)
Net increase from beneficial share transactions	100,181,022	20,287,860
Institutional Class
Shares sold	179,388,104	143,599,610
Dividends reinvested	18,965,301	23,711,613
Shares redeemed	(101,219,238)	(106,287,492)
Net increase from beneficial share transactions	97,134,167	61,023,731

Net increase in net assets	195,464,628	57,864,684

NET ASSETS:
Beginning of year	933,003,094	875,138,410
End of year	$1,128,467,722	$933,003,094

See Notes to Financial Statements.

Annual Report | September 30, 2020	39

Clarkston Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$761,275	$782,476
Net realized gain on investments	2,625,815	2,146,659
Net change in unrealized appreciation/(depreciation) on investments	(3,577,427)	1,833,211
Net increase/(decrease) in net assets resulting from operations	(190,337)	4,762,346

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(2,522,147)	(1,800,994)
Total distributions	(2,522,147)	(1,800,994)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	8,028,416	12,188,610
Dividends reinvested	2,514,242	1,794,252
Shares redeemed	(13,995,698)	(7,770,785)
Acquisition (Note 9)	–	13,797,848
Net increase/(decrease) from beneficial share transactions	(3,453,040)	20,009,925

Net increase/(decrease) in net assets	(6,165,524)	22,971,277

NET ASSETS:
Beginning of year	54,644,245	31,672,968
End of year	$48,478,721	$54,644,245

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Founders Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$401,591	$396,448
Net realized gain on investments	1,754,833	1,249,683
Net change in unrealized appreciation on investments	3,398,109	471,650
Net increase in net assets resulting from operations	5,554,533	2,117,781

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,647,285)	(685,991)
Total distributions	(1,647,285)	(685,991)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	34,571,388	12,105,072
Dividends reinvested	1,647,285	685,991
Shares redeemed	(8,425,457)	(4,012,879)
Net increase from beneficial share transactions	27,793,216	8,778,184

Net increase in net assets	31,700,464	10,209,974

NET ASSETS:
Beginning of year	44,410,554	34,200,580
End of year	$76,111,018	$44,410,554

See Notes to Financial Statements.

Annual Report | September 30, 2020	41

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(d)

See Notes to Financial Statements.

42	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$12.81	$13.29	$12.39	$11.11	$9.70

0.10	0.14	0.08	0.05	0.06
0.21	0.17	0.99	1.37	1.37
0.31	0.31	1.07	1.42	1.43

(0.13)	(0.09)	(0.04)	(0.06)	(0.02)
(0.38)	(0.70)	(0.13)	(0.08)	–
(0.51)	(0.79)	(0.17)	(0.14)	(0.02)
(0.20)	(0.48)	0.90	1.28	1.41
$12.61	$12.81	$13.29	$12.39	$11.11

2.18%	3.49%	8.70%	12.86%	14.73	%(c)

$553,691	$451,294	$445,516	$397,474	$308,607

0.91%	0.92%	0.94%	0.96%	1.02%
0.85%	0.85%	0.85%	0.85%	0.85%
0.77%	1.16%	0.60%	0.40%	0.62%

25%	10%	23%	13%	16%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	43

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(e)

See Notes to Financial Statements.

44	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
$12.76		$13.24		$12.36		$11.09		$9.70

0.08		0.13		0.06		0.03		0.05
0.21		0.18		0.99		1.37		1.35
0.29		0.31		1.05		1.40		1.40

(0.12)		(0.09)		(0.04)		(0.05)		(0.01)
(0.38)		(0.70)		(0.13)		(0.08)		–
(0.50)		(0.79)		(0.17)		(0.13)		(0.01)
(0.21)		(0.48)		0.88		1.27		1.39
$12.55		$12.76		$13.24		$12.36		$11.09

2.07%		3.45%		8.52%		12.75%		14.47	%(c)

$574,777		$481,709		$429,622		$367,393		$242,295

1.01%		1.03%		1.08%		1.09%		1.16%
0.95	%(d)	0.96	%(d)	0.98	%(d)	0.98	%(d)	1.00%
0.68%		1.04%		0.47%		0.27%		0.46%

25%		10%		23%		13%		16%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

See Notes to Financial Statements.

Annual Report | September 30, 2020	45

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively, in the amount of 0.05%, 0.04%, 0.02% and 0.02% of average net assets of Institutional shares.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(g)

See Notes to Financial Statements.

48	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Period Ended September 30, 2016(a)
$12.50		$11.99		$11.46		$10.52		$10.00

0.17		0.22		0.19		0.16		0.08
(0.05)		0.94		0.49		0.90		0.44
0.12		1.16		0.68		1.06		0.52

(0.14)		(0.26)		(0.15)		(0.10)		–
(0.43)		(0.39)		(0.00	)(c)	(0.02)		–
(0.57)		(0.65)		(0.15)		(0.12)		–
(0.45)		0.51		0.53		0.94		0.52
$12.05		$12.50		$11.99		$11.46		$10.52

0.81%		10.92%		5.99%		10.13%		5.20%

$48,479		$54,644		$31,673		$29,407		$20,173

0.86%		0.93%		0.93%		1.04%		1.48	%(e)
0.64	%(f)	0.67	%(f)	0.65	%(f)	0.65	%(f)	0.70	%(e)
1.47%		1.86%		1.60%		1.41%		1.36	%(e)

31%		17%		11%		5%		0%

(a)	Commenced operations on April 4, 2016.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	49

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively, in the amount of 0.06%, 0.03%, 0.05% and 0.05% of average net assets of Institutional shares.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

50	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

52	www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
$11.67		$11.34		$10.64		$10.00

0.08		0.12		0.07		0.02
1.00		0.44		0.67		0.62
1.08		0.56		0.74		0.64

(0.10)		(0.08)		(0.04)		–
(0.30)		(0.15)		–		–
(0.40)		(0.23)		(0.04)		–
0.68		0.33		0.70		0.64
$12.35		$11.67		$11.34		$10.64

9.34%		5.31%		7.01%		6.40%

$76,111		$44,411		$34,201		$24,147

1.11%		1.15%		1.22%		1.46	%(d)
0.91	%(e)	0.91	%(e)	0.91	%(e)	0.92	%(d)(e)
0.73%		1.06%		0.59%		0.29	%(d)

22%		15%		9%		4%

(a)	Commenced operations on February 1, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	53

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	Annualized.
(e)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2020, September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.04%, 0.04%, 0.04% and 0.03% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

54	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and each Fund’s investment objective is to achieve long-term capital appreciation. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class of the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

Annual Report | September 30, 2020	55

Clarkston Funds	Notes to Financial Statements

September 30, 2020

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020:

CLARKSTON PARTNERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$130,081,050	$–	$–	$130,081,050
Consumer Staples	150,351,971	–	–	150,351,971
Financials	275,181,025	–	–	275,181,025
Industrials	183,381,835	–	–	183,381,835
Technology	156,950,900	–	–	156,950,900
Utilities	94,965,717	–	–	94,965,717
Total	$990,912,498	$–	$–	$990,912,498

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Clarkston Funds	Notes to Financial Statements

September 30, 2020

CLARKSTON FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$3,553,880	$–	$–	$3,553,880
Consumer Staples	13,125,704	–	–	13,125,704
Financials	8,503,571	–	–	8,503,571
Industrials	18,474,370	–	–	18,474,370
Technology	1,682,640	–	–	1,682,640
Total	$45,340,165	$–	$–	$45,340,165

CLARKSTON FOUNDERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$8,312,190	$–	$–	$8,312,190
Consumer Staples	14,088,940	–	–	14,088,940
Financials	16,201,540	–	–	16,201,540
Industrials	12,296,100	–	–	12,296,100
Technology	9,785,920	–	–	9,785,920
Utilities	4,701,564	–	–	4,701,564
Total	$65,386,254	$–	$–	$65,386,254

There were no Level 3 securities held during the year.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject a Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Annual Report | September 30, 2020	57

Clarkston Funds	Notes to Financial Statements

September 30, 2020

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to federal income or excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses of a Fund and net investment income of a Fund are allocated daily to each class of the Fund in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, health care service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

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Clarkston Funds	Notes to Financial Statements

September 30, 2020

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid during the fiscal year ended September 30, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$10,647,842	$26,709,245
Clarkston Fund	633,816	1,888,331
Clarkston Founders Fund	397,565	1,249,720

The tax character of distributions paid during the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,951,971	$44,760,328
Clarkston Fund	762,288	1,038,706
Clarkston Founders Fund	247,661	438,330

Reclassifications: As of September 30, 2020, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Clarkston Partners Fund	$4,907,758	$(4,907,758)

These differences are primarily attributable to equalization utilized.

Annual Report | September 30, 2020	59

Clarkston Funds	Notes to Financial Statements

September 30, 2020

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2020, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkstn Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$213,597,896	$10,924,839	$12,922,552
Gross unrealized depreciation (excess of tax cost over value)	(118,308,939)	(8,696,577)	(6,596,666)
Net unrealized appreciation	$95,288,957	$2,228,262	$6,325,886
Cost of investments for income tax purposes	$895,623,541	$43,111,903	$59,060,368

These differences are primarily attributed to wash sales.

Components of Distributable Earnings: As of September 30, 2020, components of distributable earnings were as follows:

	Clarkstn Partners Fund	Clarkston Fund	Clarkston Founders Fund
Undistributed ordinary income	$4,464,445	$1,066,852	$509,772
Accumulated capital gains	44,646,348	2,140,066	1,546,463
Net unrealized appreciation	95,288,957	2,228,262	6,325,886
Total	$144,399,750	$5,435,180	$8,382,121

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2020 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$416,595,452	$213,211,658
Clarkston Fund	14,568,294	16,845,078
Clarkston Founders Fund	37,982,048	10,120,804

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Clarkston Funds	Notes to Financial Statements

September 30, 2020

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Clarkston Partners Fund
Founders Class
Shares sold	12,044,655	4,157,522
Shares issued in reinvestment of distributions to shareholders	42,309	77,350
Shares redeemed	(3,392,583)	(2,546,307)
Net increase in shares outstanding	8,694,381	1,688,565
Institutional Class
Shares sold	15,338,237	11,873,807
Shares issued in reinvestment of distributions to shareholders	1,436,765	2,211,904
Shares redeemed	(8,714,703)	(8,775,921)
Net increase in shares outstanding	8,060,299	5,309,790

Clarkston Fund
Institutional Class
Shares sold	703,998	1,027,807
Shares issued in reinvestment of distributions to shareholders	201,623	171,825
Shares redeemed	(1,256,132)	(658,401)
Acquisition (Note 9)	–	1,189,405
Net increase/(decrease) in shares outstanding	(350,511)	1,730,636

Clarkston Founders Fund
Institutional Class
Shares sold	2,956,388	1,087,117
Shares issued in reinvestment of distributions to shareholders	137,503	70,430
Shares redeemed	(734,413)	(368,631)
Net increase in shares outstanding	2,359,478	788,916

Annual Report | September 30, 2020	61

Clarkston Funds	Notes to Financial Statements

September 30, 2020

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 47% of the outstanding shares of the Clarkston Partners Fund are held by one shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 75% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 94% of the outstanding shares of the Clarkston Founders Fund are owned by two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund, respectively. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2021, and will thereafter continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board and the Adviser does not provide at least 30 days written notice of noncontinuance prior to the end of the then effective term. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

For the fiscal year ended September 30, 2020, the fee waivers and/or reimbursements were $312,179, $333,794, $110,696, and $110,059 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, and Clarkston Founders Fund Institutional Class, respectively.

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Clarkston Funds	Notes to Financial Statements

September 30, 2020

As of September 30, 2020, the balances of recoupable expenses for each Fund and class were as follows:

	Expiring in 2021	Expiring in 2022	Expiring in 2023
Clarkston Partners Fund
Founders	$399,992	$303,538	$312,179
Institutional	361,957	312,594	333,794
Clarkston Fund
Institutional	84,677	108,159	110,696
Clarkston Founders Fund
Institutional	95,166	90,772	110,059

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2020 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Annual Report | September 30, 2020	63

Clarkston Funds	Notes to Financial Statements

September 30, 2020

7. TRUSTEES

As of September 30, 2020, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $11,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. FUND REORGANIZATION

At a special meeting of shareholders held on March 13, 2019, the shareholders of Clarkston Select Fund (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Clarkston Fund (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. The Board of Trustees of the Trust had previously approved the Plan providing for the reorganization.

The purpose of the Reorganization was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization at the close of business on March 15, 2019, and pursuant to the terms of the Plan, Institutional Class shareholders of the Clarkston Select Fund became shareholders of the Clarkston Fund and received Institutional Class shares, respectively, of the Clarkston Fund. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The Acquired Fund’s securities were recorded at fair value, however, the cost basis of the investments received from the Clarkston Select Fund were carried forward to align ongoing reporting of the Clarkston Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

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Clarkston Funds	Notes to Financial Statements

September 30, 2020

As of the close of business on March 15, 2019, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Clarkston Fund	2,899,370	33,634,424	Clarkston Select Fund	1,301,165	13,797,848

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Clarkston Select Fund	$12,640,986	$621,303

Immediately following the Reorganization the net assets of the combined Acquiring Fund were $47,432,272.

As a result of the Reorganization, 1,189,405 Shares were issued in the Acquiring Fund.

Assuming the Reorganization had been completed on October 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended September 30, 2019, are as follows:

Pro Forma (unaudited)
Net Investment Income	$969,370
Net Realized and Unrealized Gain on Investments	4,185,040
Net Increase in Net Assets Resulting from Operations	$5,154,410

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Clarkston Select Fund that have been included in the Clarkston Fund’s Statement of Operations since March 15, 2019. The Clarkston Select Fund had no capital loss carryforward.

Annual Report | September 30, 2020	65

Clarkston Funds	Notes to Financial Statements

September 30, 2020

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Report of Independent Registered
Clarkston Funds	Public Accounting Firm

To the Shareholders of Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended September 30, 2016 were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 25, 2020

Annual Report | September 30, 2020	67

Clarkston Funds	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available at www.clarkstonfunds.com, or upon request, without charge, by calling (toll-free) 1-844-680-6562 or by writing to SS&C ALPS, c/o Clarkston Funds at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2019 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Clarkston Partners Fund	100.00%
Clarkston Fund	100.00%
Clarkston Founders Fund	100.00%

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Clarkston Funds	Additional Information

September 30, 2020 (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2019 qualify for the corporate dividends received deduction:

Amount
Clarkston Partners Fund	97.50%
Clarkston Fund	98.37%
Clarkston Founders Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Amount
Clarkston Partners Fund	$26,708,689
Clarkston Fund	$1,888,301
Clarkston Founders Fund	$1,249,720

The amount above includes $3,241 of earnings and profits distributed to shareholders on redemptions for the Clarkston Partners Fund.

Annual Report | September 30, 2020	69

Clarkston Funds	Liquidity Risk Management Program

September 30, 2020 (Unaudited)

The Trust has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust and ALPS. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 21, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from April 1, 2019 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

70	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy

September 30, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-844-680-6562 or go to www.clarkstonfunds.com

Annual Report | September 30, 2020	71

Clarkston Funds	Privacy Policy

September 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

72	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy

September 30, 2020 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2020	73

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

74	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	75

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

76	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	77

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund.
Vilma DeVooght Birth year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg Birth year: 1973	Assistant Treasurer	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012- 2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

78	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2020 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-680-6562.

Annual Report | September 30, 2020	79

CLARKSTON
FUNDS

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.
Clarkston Capital and Clarkston Funds are registered trademarks of
Clarkston Capital Partners, LLC. All rights reserved.

DDJ CAPITAL MANAGEMENT, LLC

DDJ OPPORTUNISTIC HIGH YIELD FUND

ANNUAL

September 30, 2020

INSTITUTIONAL (DDJIX)

CLASS I (DDJCX)

CLASS II (DDJRX)

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	28
Additional Information	30
Liquidity Risk Management Program	31
Privacy Policy	32
Trustees & Officers	34

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.ddjfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-363-4898 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.ddjfunds.com.

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2020 (Unaudited)

Message from the President: Covering September 30, 2019 ─ September 30, 2020

During the fourth quarter of 2019, lower-quality bonds within the high yield market (i.e., CCC-rated) outperformed their higher-quality peers (i.e., BB/B-rated), particularly in December 2019, bucking the trend of higher-quality outperformance that occurred during most of 2019. An improving outlook for the U.S. economy, driven by the enactment of the Phase 1 trade deal with China in December 2019 as well as a continued accommodative stance from the U.S. Federal Reserve (“the Fed”), were the primary drivers of the reversal in performance during the final quarter of 2019, with such performance continuing into early 2020. Based on the above mentioned factors, heading into 2020, DDJ had a relatively positive outlook for the U.S. economy and the high yield market, and in particular, the potential for the lower-quality segment to continue its recent outperformance given the improved prospects for economic growth.

However, this perspective all changed with the COVID-19 outbreak, as governments across the globe essentially shut down large portions of their economies in an attempt to combat the spread of the pandemic. Such actions, which were necessary to protect public health, caused an unprecedented, sharp decline in economic activity and historic job losses. In addition, the leveraged credit market experienced a significant selloff, particularly in mid-March, led by the lower-quality segment, resulting in the worst quarterly performance in over a decade for both the high yield bond and leveraged loan markets. In response to the dire economic situation described above, both the U.S. federal government and the Fed enacted significant measures designed to stimulate the economy and stabilize financial markets. Most notably, the CARES Act was signed into law on March 27th; at $2 trillion, it is the largest fiscal stimulus package in U.S. history. Furthermore, on April 9th, the Fed surprised markets when it announced that it had expanded its direct lending facilities and asset purchase programs to include recent “fallen angels”, high yield ETFs, and new-issue CLOs.

DDJ believes the fiscal stimulus contributed to the strong economic recovery that began in the second quarter and continues as of this writing while the Fed’s actions provided the market with confidence that the Fed is willing to do whatever it takes within its power to keep the capital markets functioning properly, sparking a strong rally in the leveraged credit market beginning in late March. In addition, the Fed’s actions helped to reopen capital markets for high yield bond issuers and generated strong demand for the asset class, with both new issuance and retail inflows for high yield bonds reporting record highs in the second quarter of 2020. Higher-quality bonds, which include recent “fallen angels”, benefited disproportionately from the Fed’s programs described above, and largely as a result significantly outperformed lower-quality bonds in the month following the Fed’s announcement. However, as the economic recovery gained steam, lower-quality bonds began to rally and have outperformed their higher-quality peers in four out of the last five months ended September 30, 2020; however, on a year-to-date basis, higher-quality bonds are outperforming lower-quality bonds by a wide margin. Leveraged loans have experienced a similar performance pattern as high yield bonds; however, retail flows and new issuance has substantially lagged that of the high yield bond market.

Turning our attention to the DDJ Opportunistic High Yield Fund's (the "Fund") performance, during the twelve-months ended September 30, 2020, the Fund underperformed its benchmark, the ICE BofA U.S. High Yield Index. This underperformance was partially the result of the Fund’s shorter duration relative to the benchmark, given the significant decline in U.S. Treasury yields during the period. However, this duration disadvantage was mostly offset by the Fund’s income advantage relative to the benchmark, a characteristic that the Fund will typically exhibit as a result of its higher-than-average coupon. Furthermore, the large dispersion in performance amongst rating segments (i.e., BB, B, and CCC-rated high yield bonds and leveraged loans) that occurred in the leveraged credit market described above has acted as a significant headwind to the Fund’s relative performance, specifically during the March/April 2020 timeframe. The investment strategy pursued by the Fund's investment advisor ("DDJ") on behalf of the Fund seeks to exploit inefficiencies in the lower-tier (i.e., B/CCC-rated) segment of the leveraged credit market, and as a result, the Fund has a significant, structural underweight to the BB-rated segment of the market. As mentioned above, higher-quality high yield bonds and loans significantly outperformed their lower-quality peers during the intense, but short-lived sell-off in leveraged credit markets that occurred primarily in mid-March as well as during the subsequent sharp rally in April. The bulk of the Fund’s underperformance over the full period can be attributed to these two months. Conversely, while the Fund’s allocations to the various quality buckets hurt benchmark relative performance, security selection within such buckets was largely positive, and in aggregate was a large positive contributor to performance relative to the benchmark.

Looking forward, DDJ believes that the economy, supported by continued fiscal and monetary stimulus, will experience relatively strong economic growth, and as a result, the fundamental profile of many issuers in the high yield market will improve over time. This view is supported by the fact that a significant amount of the stimulus money that has been approved, particularly on the monetary side, has yet to be spent. DDJ believes that this money will ultimately be used as intended, and, when combined with the likelihood that additional fiscal stimulus measures will be enacted at some point, will provide considerable support as the economy continues to reopen and recover. Notwithstanding DDJ’s perspective that the economy will continue to improve, DDJ remains concerned about the number of jobs that have been lost as a result of the COVID-19 pandemic and thus remains less optimistic for a smooth V-shaped recovery. As part of this outlook, DDJ expects that the performance gap described above between higher-quality and lower-quality debt experienced during most of 2019, as well as year-to-date in 2020, will continue to compress. As previously mentioned, since May 2020, lower-quality credits have experienced an impressive rally and have outperformed their higher-quality peers. Similar to previous market dislocations, DDJ believes that this trend will persist as long as the economic recovery continues.

Annual Report | September 30, 2020	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2020 (Unaudited)

DDJ’s outlook is based on the premise that the COVID-19 situation in the U.S. will not deteriorate to levels witnessed in March/April of 2020, both from a public health as well as economic mitigation standpoint. While knowledge of the disease and treatment protocols have improved since the early days of the pandemic, the country nonetheless continues to deal with new hotspots and an increase in a number of new COVID-19 infections being identified daily, which appear to be associated with a general relaxation of mitigation efforts. Fortunately, the uptick in cases has not resulted in an alarming increase in hospitalizations or deaths. Should hospitalizations remain at manageable levels, DDJ would not anticipate the re-imposition of more restrictive mitigation efforts (though undoubtedly some pockets throughout the country will be harder hit than others). However, should such levels increase on a nationwide scale, and a severe second wave develop, new shutdowns would undoubtedly strain a fragile recovery. We believe even the perception that such an event is unfolding would likely result in heightened market volatility.

In addition, there are other market risks besides the COVID-19 pandemic. Most notably, at the time of this writing, as the highly contentious U.S. presidential election draws ever nearer, the markets will likely experience increased volatility, which could extend past election night if a clear winner is not determined. Furthermore, signs of increased tension in the country’s relationship with China would likely be garnering more attention in more “normal” times. There have been a number of examples this year of heightened friction in the relationship between the two largest economies in the world, causing concern that the parties would not adhere to the Phase 1 Trade Agreement. Irrespective of the outcome of the election, we expect the increasingly tense relationship will likely result in bouts of volatility within the high yield bond and leveraged loan markets as new trade issues arise between the two countries. Finally, while not necessarily critical to the performance of the markets per se, the ongoing social upheaval that reached close to a boiling point in the summer is an important issue for the country that merits continued close attention and involvement.

In sum, there is no shortage of risks facing the economy and credit markets. Certain of these risks, like the COVID-19 pandemic, will probably be with us for some time; however, given the impressive progress achieved by our medical professionals in the areas of prevention and treatment, I believe we are in a much better place now than when I delivered my last update in March 2020. Other risks facing the economy at the time of this writing, like unpredictability of the U.S. election and its outcome, are shorter-term in nature. The results of the election will remove a large uncertainty currently facing the market, which we expect should dampen volatility somewhat. While the outcome of the election could have an impact on certain sectors of the leveraged credit markets over the intermediate term, it is DDJ’s responsibility to identify which issuers’ fundamental profile may be affected by any proposed legislation, and invest the Fund’s assets accordingly. In this volatile environment, DDJ remains focused on what we can control, which is conducting exhaustive bottom-up fundamental research on each existing and potential investment opportunity for the Fund and only investing in those opportunities that we believe provide our investors with the most attractive risk/reward profile over the long-term.

Sincerely,

David J. Breazzano

President, Chief Investment Officer and Co-Portfolio Manager

DDJ Capital Management, LLC

The ICE BofA Merrill Lynch U.S. High Yield Index is maintained by ICE BofA Merrill Lynch and comprises U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. One cannot invest directly into an index.

Collateralized Loan Obligation (CLO): A collateralized loan obligation is a single security backed by a pool of debt.

Coupon: The stated interest rate paid on a bond. Coupon payments for high yield bonds are typically made semi-annually.

Exchange Traded Fund (ETF): An exchange traded fund is a type of security that involves a collection of securities—such as high yield bonds—that often tracks an underlying index, although they can invest in any number of industry sectors or use various strategies.

Fallen Angels: A fallen angel is defined as a bond that was initially given an investment-grade rating but has since been reduced to junk bond status. The downgrade is typically caused by a deterioration in the financial condition of the issuer.

Yield: The yield is the income return on an investment, such as interest or dividends received from holding a particular security.

Yield Premium: As referenced in this letter, refers to the yield of individual investments in the Fund, or the yield of the Fund in aggregate, being higher than the yield of the Fund’s benchmark.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2020 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Adviser only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with DDJ Capital Management, LLC, the investment adviser to the Fund.

Please consider the DDJ Opportunistic High Yield Fund’s investment objectives, risks, and charges and expenses carefully before investing. This and other important information is contained in the Fund’s prospectus, which can be obtained by calling 844-363-4898. Please read before investing.

Annual Report | September 30, 2020	3

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2020 (Unaudited)

Average Annual Total Returns (as of September 30, 2020)

	1 Year	3 Year	5 Year	Since Inception*
DDJ Opportunistic High Yield Fund – Institutional Class	-0.03%	1.43%	4.98%	4.42%
DDJ Opportunistic High Yield Fund – Class I	0.01%**	1.51%	5.02%	4.46%
DDJ Opportunistic High Yield Fund – Class II	-0.46%	1.11%	4.65%	4.10%
ICE BofA Merrill Lynch U.S. High Yield Index(a)	2.30%	3.83%	6.61%	5.28%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	The benchmark of the Fund is the ICE BofAML US High Yield Index, maintained by ICE BofA Merrill Lynch and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2020 Prospectus) are 3.01% and 0.79%, 3.08% and 0.89% and 3.20% and 1.14% respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Performance of $5,000,000 Initial Investment (as of September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $5,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Asurion LLC	3.98%
MH Sub I LLC	3.32%
Deliver Buyer, Inc.	3.03%
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP	2.81%
Aveanna Healthcare LLC	2.60%
HUB International, Ltd.	2.33%
NFP Corp.	2.30%
Tenet Healthcare Corp.	2.28%
Century Aluminum Co.	2.26%
MPH Acquisition Holdings LLC	2.06%
Top Ten Holdings	26.97%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

Annual Report | September 30, 2020	5

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2020 and held through September 30, 2020.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2020 - September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expense Paid During Period April 1, 2020 - September 30, 2020(b)
DDJ Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$1,159.10	0.79%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	0.79%	$3.99
Class I
Actual	$1,000.00	$1,157.80	0.79%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	0.79%	$3.99
Class II
Actual	$1,000.00	$1,156.70	1.14%	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	1.14%	$5.76

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCKS (0.74%)
Consumer Discretionary (0.04%)
American Tire Distributors(a)(b)(c)(d)(e)	2,940	$57,948

Materials (0.16%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	100,152
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	127,527
Total Materials		227,679

Technology (0.54%)
SkillSoft, Ltd., ADR(a)(b)(c)(d)(e)	5,242	746,775

TOTAL COMMON STOCKS
(Cost $991,629)		1,032,402

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (29.59%)
Communications (5.72%)
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	$2,519,477	$2,393,505
Auction.com LLC fka Ten-X LLC, Series Senior Secured(a)(d)(e)(f)	1M US L + 8.00%, 1.00% Floor	9/29/2025	180,000	180,000
Getty Images, Inc., Series Initial Dollar(f)	1M US L + 4.50%	2/19/2026	817,896	767,187
MH Sub I LLC, Series Amendment No. 2 Initial(f)(g)	1M US L + 7.50%, 1.00% Floor	9/15/2025	4,621,443	4,609,889
Total Communications				7,950,581

Consumer Discretionary (0.54%)
18 Fremont Street Acquisition LLC(f)	3M US L + 8.00%, 1.50% Floor	8/9/2025	786,727	714,741
American Tire Distributors, Inc., Series Initial (DIP)(c)(e)(f)(h)	Cash L + 6.00 + PIK 1.0%, 1.00% Floor	9/1/2023	25,705	25,383
American Tire Distributors, Inc., Series Initial(c)(e)(f)(h)	Cash L + 7.50 + PIK 1.50%, 1.00% Floor	9/2/2024	16,838	14,469
Total Consumer Discretionary				754,593

Consumer, Cyclical (0.16%)
DexKo Global, Inc., Series B(a)(f)	3M US L + 8.25%	7/24/2025	238,910	222,186

Consumer, Non-cyclical (10.73%)
ATI Holdings Acquisition, Inc., Series Initial(f)	6M US L + 3.50%, 1.00% Floor	5/10/2023	2,233,338	2,125,166
Aveanna Healthcare LLC, Series Initial(f)(g)	3M US L + 4.25%, 1.00% Floor	3/18/2024	3,326,203	3,150,745
Aveanna Healthcare LLC, Series Initial New(f)	1M US L + 5.50%, 1.00% Floor	3/18/2024	484,777	460,255
Dentalcorp Health Services ULC, Series Initial(f)	1M US L + 7.50%, 1.00% Floor	6/8/2026	230,000	209,300
IRI Holdings, Inc., Series Initial(f)	1M US L + 4.25%	12/1/2025	904,265	896,637
Kronos Acquisition Intermediate, Inc., Series Initial(f)	3M US L + 4.00%, 1.00% Floor	5/15/2023	1,696,292	1,689,914
KUEHG Corp., Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	780,000	694,200
KUEHG Corp., Series B-3(f)(g)	3M US L + 3.75%, 1.00% Floor	2/21/2025	2,272,661	2,091,564
Learning Care Group No. 2, Inc., Series Initial(f)(g)	3M US L + 3.25%, 1.00% Floor	3/13/2025	2,676,552	2,452,404
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	110,000	92,217
Packaging Coordinators Midco, Inc., Series Initial(a)(f)	1M US L + 4.00%, 1.00% Floor	6/30/2023	291,366	291,002
Packaging Coordinators Midco, Inc., Series Initial(f)	3M US L + 8.75%, 1.00% Floor	7/1/2024	540,000	540,000
Parfums Holding Co. Inc., Series Initial(f)	3M US L + 8.75%, 1.00% Floor	6/30/2025	250,000	229,024
Total Consumer, Non-cyclical				14,922,428

Energy (0.60%)
Encino Acquisition Partners Holdings LLC, Series Initial(f)	1M US L + 6.75%, 1.00% Floor	10/29/2025	1,030,000	827,862

See Notes to Financial Statements.

Annual Report | September 30, 2020	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2020

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Financials (5.07%)
Asurion LLC, Series Replacement B-2(f)	1M US L + 6.50%	8/4/2025	$5,514,091	$5,534,190
Granite US Holdings Corp., Series B(f)	3M US L + 5.25%	9/30/2026	1,522,256	1,446,143
Zest Acquisition Corp., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	75,150
Total Financials				7,055,483

Industrials (6.37%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)(g)	3M US L + 4.25%, 1.00% Floor	6/21/2024	2,268,873	2,119,445
Deliver Buyer, Inc., Series Senior Secured(f)(g)	3M US L + 5.00%, 1.00% Floor	5/1/2024	4,231,762	4,210,603
Engineered Machinery Holdings, Inc., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	7/18/2025	955,812	944,763
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 4.25%, 1.00% Floor	7/19/2024	1,330,604	1,313,972
Utex Industries, Inc., Series Initial(a)(b)(d)(e)(f)(i)	3M US L + 7.25%, 1.00% Floor	5/20/2022	460,000	15,180
Utex Industries, Inc. - Initial Loan (First Lien), Series Initial(b)(e)(f)(i)	3M US L + 5.00%, 1.00% Floor	5/21/2021	825,993	259,155
Total Industrials				8,863,118

Technology (0.40%)
Software Luxembourg Acquisition S.a r.l., Series Second Out(a)(e)(f)	3M US L + 7.50%, 1.00% Floor	4/27/2025	559,741	554,144

TOTAL BANK LOANS
(Cost $41,315,001)				41,150,395

HIGH YIELD BONDS AND NOTES (70.16%)
Basic Materials (11.93%)
Allegheny Technologies, Inc.	7.875%	8/15/2023	1,030,000	1,055,971
Allegheny Technologies, Inc.	5.875%	12/1/2027	460,000	442,899
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(g)(j)	8.750%	7/15/2026	3,780,000	3,902,151
Big River Steel LLC / BRS Finance Corp.(g)(j)	6.625%	1/31/2029	2,270,000	2,299,567
Century Aluminum Co.(h)(j)	Cash 10.00% + PIK 2.00%	7/1/2025	1,530,000	1,621,800
Century Aluminum Co., Series AI(h)	Cash 10.00% + PIK 2.00%	7/1/2025	1,440,000	1,526,400
Cleveland-Cliffs, Inc.(j)	6.750%	3/15/2026	2,040,000	2,077,638
Cornerstone Chemical Co.(j)	6.750%	8/15/2024	1,190,000	1,117,856
Joseph T Ryerson & Son, Inc.(j)	8.500%	8/1/2028	2,390,000	2,521,450
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(e)(i)(j)	7.125%	11/1/2022	1,650,000	28,463
Total Basic Materials				16,594,195

Communications (10.42%)
CCO Holdings LLC / CCO Holdings Capital Corp.(j)	5.000%	2/1/2028	2,020,000	2,125,545
Connect Finco SARL / Connect US Finco LLC(j)	6.750%	10/1/2026	1,680,000	1,687,896
GTT Communications, Inc.(j)	7.875%	12/31/2024	1,970,000	1,021,938
Nexstar Broadcasting, Inc.(j)	4.750%	11/1/2028	250,000	255,625
Nexstar Broadcasting, Inc.(j)	5.625%	7/15/2027	340,000	357,175
Radiate Holdco LLC / Radiate Finance, Inc.(j)	4.500%	9/15/2026	430,000	431,522
Radiate Holdco LLC / Radiate Finance, Inc.(j)	6.500%	9/15/2028	620,000	637,290
Scripps Escrow, Inc.(j)	5.875%	7/15/2027	1,460,000	1,410,725
Sirius XM Radio, Inc.(j)	5.375%	7/15/2026	2,040,000	2,128,128
Urban One, Inc.(c)(e)(j)	7.375%	4/15/2022	1,830,000	1,662,582
ViaSat, Inc.(j)	5.625%	9/15/2025	1,450,000	1,422,813
ViaSat, Inc.(j)	6.500%	7/15/2028	1,340,000	1,344,013
Total Communications				14,485,252

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2020

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (7.85%)
1011778 BC ULC / New Red Finance, Inc.(j)	5.000%	10/15/2025	$656,000	$673,748
Carlson Travel, Inc.(h)(j)	Cash 9.50% + PIK 2.00%	12/15/2026	1,515,000	927,801
Ford Motor Co.	7.450%	7/16/2031	1,430,000	1,642,620
Ford Motor Co.	9.000%	4/22/2025	350,000	401,728
Ford Motor Co.	9.625%	4/22/2030	2,120,000	2,740,853
Specialty Building Products Holdings LLC / SBP Finance Corp.(j)	6.375%	9/30/2026	1,380,000	1,406,737
Sportsnet(a)(c)(d)(e)	10.250%	1/15/2025	100,000	100,250
SRS Distribution, Inc.(j)	8.250%	7/1/2026	1,950,000	2,088,567
Truck Hero, Inc.(j)	8.500%	4/21/2024	875,000	926,498
Total Consumer, Cyclical				10,908,802

Consumer, Non-cyclical (15.38%)
AMN Healthcare, Inc.(j)	4.625%	10/1/2027	1,050,000	1,078,219
Cimpress PLC(g)(j)	7.000%	6/15/2026	1,500,000	1,426,590
Envision Healthcare Corp.(j)	8.750%	10/15/2026	2,540,000	1,177,442
High Ridge Brands Co.(a)(b)(c)(d)(e)(i)(j)	8.875%	3/15/2025	125,000	4,975
Jaguar Holding Co. II / PPD Development LP(j)	5.000%	6/15/2028	2,610,000	2,727,450
Korn Ferry(j)	4.625%	12/15/2027	350,000	355,250
MPH Acquisition Holdings LLC(j)	7.125%	6/1/2024	2,780,000	2,859,925
One Call Corp., Series Ai(e)(h)	Cash 7.50% + PIK 11.00%	7/1/2024	565,602	511,870
Polaris Intermediate Corp.(h)(j)	Cash 8.50% + PIK 9.25%	12/1/2022	1,800,000	1,833,750
Simmons Foods, Inc.(j)	5.750%	11/1/2024	2,070,000	2,077,545
Surgery Center Holdings, Inc.(j)	6.750%	7/1/2025	915,000	914,813
Surgery Center Holdings, Inc.(j)	10.000%	4/15/2027	2,010,000	2,144,419
Tenet Healthcare Corp.	8.125%	4/1/2022	2,850,000	3,170,340
Tenet Healthcare Corp.(j)	6.125%	10/1/2028	1,130,000	1,102,456
Total Consumer, Non-cyclical				21,385,044

Energy (5.70%)
Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375%	9/15/2024	1,210,000	1,037,575
Antero Midstream Partners LP / Antero Midstream Finance Corp.(j)	5.750%	1/15/2028	790,000	651,671
Energy Ventures Gom LLC / EnVen Finance Corp.(j)	11.000%	2/15/2023	1,040,000	783,791
Harvest Midstream I LP(j)	7.500%	9/1/2028	830,000	827,925
Hilcorp Energy I LP / Hilcorp Finance Co.(j)	5.750%	10/1/2025	760,000	690,570
Occidental Petroleum Corp.	2.700%	2/15/2023	415,000	380,763
Occidental Petroleum Corp.	3.400%	4/15/2026	1,780,000	1,424,000
Occidental Petroleum Corp.	2.700%	8/15/2022	997,000	933,386
Occidental Petroleum Corp.	8.875%	7/15/2030	830,000	856,456
Transocean, Inc.(j)	7.500%	1/15/2026	1,500,000	337,500
Total Energy				7,923,637

Financials (8.88%)
Acrisure LLC / Acrisure Finance, Inc.(j)	8.125%	2/15/2024	2,260,000	2,372,424
AssuredPartners, Inc.(j)	7.000%	8/15/2025	2,370,000	2,421,346
GTCR AP Finance, Inc.(j)	8.000%	5/15/2027	1,050,000	1,116,281
HUB International, Ltd.(g)(j)	7.000%	5/1/2026	3,120,000	3,236,236
NFP Corp.(g)(j)	6.875%	8/15/2028	3,160,000	3,198,236
Total Financials				12,344,523

See Notes to Financial Statements.

Annual Report | September 30, 2020	9

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2020

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (8.69%)
Apex Tool Group LLC / BC Mountain Finance, Inc.(j)	9.000%	2/15/2023	$890,000	$825,475
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(j)	6.000%	9/15/2028	610,000	619,714
JPW Industries Holding Corp.(j)	9.000%	10/1/2024	780,000	737,993
LABL Escrow Issuer LLC(j)	6.750%	7/15/2026	1,000,000	1,056,875
Material Sciences Corp.(a)(c)(d)(e)(f)(h)	L + 8.25 or PIK 2.00%	1/9/2024	109,411	108,864
Plastipak Holdings, Inc.(j)	6.250%	10/15/2025	1,400,000	1,402,625
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(j)	7.750%	4/15/2026	1,590,000	1,586,025
TransDigm, Inc.	6.375%	6/15/2026	2,550,000	2,565,938
Trident TPI Holdings, Inc.(g)(j)	6.625%	11/1/2025	2,340,000	2,313,429
Trident TPI Holdings, Inc.(j)	9.250%	8/1/2024	810,000	861,881
Total Industrials				12,078,819

Materials (0.24%)
Real Alloy Holding, Inc.(a)(c)(d)(e)(f)(h)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	126,414	126,414
Specialty Steel Holdco, Inc.(a)(c)(d)(e)(f)(h)	11.922% or PIK L+11.00%, 1.00% Floor%	11/15/2022	210,000	210,000
Total Materials				336,414

Technology (1.07%)
Logan Merger Sub, Inc.(j)	5.500%	9/1/2027	1,470,000	1,494,806

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $99,200,162)				97,551,492

TOTAL INVESTMENTS (100.49%)
(Cost $141,506,792)				$139,734,289

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.49%)				(686,427)

NET ASSETS (100.00%)				$139,047,862

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(b)	Non-income producing security.
(c)	Security deemed to be restricted as of September 30, 2020. As of September 30, 2020, the fair value of restricted securities in the aggregate was $3,285,339, representing 2.36% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(e)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2020, the fair value of illiquid securities in the aggregate was $4,834,151, representing 3.48% of the Fund's net assets.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	All or a portion of this position has not settled as of September 30, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(h)	Payment in-kind.
(i)	Security is currently in default.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020 the fair value of securities restricted under Rule 144A in the aggregate was $78,315,165, representing 56.32% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (e).

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

6M US L - 6 Month LIBOR as of September 30, 2020 was 0.26%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2020	11

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2020

ASSETS:
Investments, at value (Cost $141,506,792)	$139,734,289
Cash and cash equivalents	411,777
Receivable for investments sold	5,261,683
Receivable for shares sold	222
Dividends and interest receivable	2,086,615
Prepaid expenses	22,741
Total Assets	147,517,327

LIABILITIES:
Payable for administration and transfer agent fees	32,272
Payable for investments purchased	8,329,190
Payable to adviser	48,124
Payable for shareholder services
Class II	344
Payable for distribution fees
Class II	541
Payable for printing fees	866
Payable for professional fees	32,329
Payable for trustees’ fees and expenses	4,896
Payable to Chief Compliance Officer fees	3,795
Accrued expenses and other liabilities	17,108
Total Liabilities	8,469,465
NET ASSETS	$139,047,862

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$144,375,997
Total distributable earnings/(deficit)	(5,328,135)
NET ASSETS	$139,047,862

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$8.10
Net Assets	$135,801,205
Shares of beneficial interest outstanding	16,761,058
Class I :
Net Asset Value, offering and redemption price per share	$8.09
Net Assets	$667,680
Shares of beneficial interest outstanding	82,481
Class II :
Net Asset Value, offering and redemption price per share	$8.12
Net Assets	$2,578,977
Shares of beneficial interest outstanding	317,477

Commitments and Contingencies (Note 8)

See Notes to Financial Statements.

12	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Year Ended September 30, 2020

INVESTMENT INCOME:
Interest	$6,039,598
Total Investment Income	6,039,598

EXPENSES:
Investment advisory fees (Note 6)	517,022
Administration fees	187,572
Shareholder service fees
Class II	4,455
Distribution fees
Class II	11,139
Custody fees	13,806
Legal fees	14,157
Audit and tax fees	20,750
Transfer agent fees	53,118
Trustees' fees and expenses	9,675
Registration and filing fees	57,144
Printing fees	4,189
Chief Compliance Officer fees	32,770
Insurance fees	1,594
Other expenses	15,261
Total Expenses	942,652
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(312,139)
Class I	(3,572)
Class II	(25,503)
Net Expenses	601,438
NET INVESTMENT INCOME	5,438,160
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(2,684,880)
Net realized loss	(2,684,880)
Change in unrealized appreciation/(depreciation) on:
Investments	(596,920)
Net change	(596,920)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,281,800)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,156,360

See Notes to Financial Statements.

Annual Report | September 30, 2020	13

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$5,438,160	$1,450,326
Net realized loss on investments	(2,684,880)	(465,576)
Net change in unrealized depreciation on investments	(596,920)	(1,048,284)
Net increase/(decrease) in net assets resulting from operations	2,156,360	(63,534)
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(5,217,396)	(915,656)
Class I	(49,269)	(72,341)
Class II	(293,725)	(458,179)
Total distributions	(5,560,390)	(1,446,176)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	116,461,794	13,604,457
Dividends reinvested	4,782,105	533,113
Shares redeemed	(2,933,446)	(1,602,313)
Net increase from beneficial share transactions	118,310,453	12,535,257
Class I
Shares sold	–	233,319
Dividends reinvested	–	67,635
Shares redeemed	–	(228,124)
Net increase from beneficial share transactions	–	72,830
Class II
Shares sold	2,613,469	9,164,237
Dividends reinvested	209,621	370,661
Shares redeemed	(6,235,789)	(3,900,068)
Redemption fees	1,202	3,166
Net increase/(decrease) from beneficial share transactions	(3,411,497)	5,637,996
Net increase in net assets	111,494,926	16,736,373

NET ASSETS:
Beginning of year	27,552,936	10,816,563
End of year	$139,047,862	$27,552,936

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$8.72	$9.53	$10.04	$9.84	$9.76

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.60 (b)	0.83	0.84	0.87	0.72
Net realized and unrealized gain/(loss) on investments	(0.63)	(0.82)	(0.43)	0.33	0.06
Total from investment operations	(0.03)	0.01	0.41	1.20	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.59)	(0.82)	(0.82)	(0.89)	(0.70)
From net realized gains on investments	–	–	(0.10)	(0.11)	–
Total Distributions	(0.59)	(0.82)	(0.92)	(1.00)	(0.70)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.62)	(0.81)	(0.51)	0.20	0.08
NET ASSET VALUE, END OF PERIOD	$8.10	$8.72	$9.53	$10.04	$9.84

TOTAL RETURN(c)	(0.03%)	0.12%	4.26%	12.73%	8.41%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$135,801	$20,367	$8,801	$7,101	$7,916

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.24%	3.01%	3.81%	4.61%	5.19%
Operating expenses including reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income including reimbursement/waiver	7.36%	9.14%	8.56%	8.67%	7.55%

PORTFOLIO TURNOVER RATE	66%	43%	147%	86%	72%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$8.72		$9.54		$10.04		$9.84		$9.76

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.61	(b)	0.84		0.81		0.86		0.73
Net realized and unrealized gain/(loss) on investments	(0.64)		(0.83)		(0.39)		0.33		0.05
Total from investment operations	(0.03)		0.01		0.42		1.19		0.78

LESS DISTRIBUTIONS:
From net investment income	(0.60)		(0.83)		(0.82)		(0.88)		(0.70)
From net realized gains on investments	–		–		(0.10)		(0.11)		–
Total Distributions	(0.60)		(0.83)		(0.92)		(0.99)		(0.70)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		–		0.00	(c)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.63)		(0.82)		(0.50)		0.20		0.08
NET ASSET VALUE, END OF PERIOD	$8.09		$8.72		$9.54		$10.04		$9.84

TOTAL RETURN(d)	(0.11%)		0.16%		4.42%		12.63%		8.43%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$668		$719		$723		$732		$650

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.32%		2.98%		3.04%		4.63%		5.10%
Operating expenses including reimbursement/waiver	0.79	%(e)	0.79	%(e)	0.79	%(e)	0.80	%(e)	0.89%
Net investment income including reimbursement/waiver	7.44%		9.20%		8.29%		8.66%		7.55%

PORTFOLIO TURNOVER RATE	66%		43%		147%		86%		72%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	According to the Fund's shareholder services plan with respect to the Fund's Class I shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended, September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.10%, 0.10% and 0.09% of average net assets of Class I shares. For the year ended September 30, 2020, no fees were accrued and thus no fees were reimbursed.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$8.75		$9.55		$10.04		$9.83		$9.76

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.59	(b)	0.80		0.79		0.84		0.68
Net realized and unrealized gain/(loss) on investments	(0.65)		(0.82)		(0.41)		0.32		0.06
Total from investment operations	(0.06)		(0.02)		0.38		1.16		0.74

LESS DISTRIBUTIONS:
From net investment income	(0.57)		(0.79)		(0.77)		(0.84)		(0.67)
From net realized gains on investments	–		–		(0.10)		(0.11)		–
Total Distributions	(0.57)		(0.79)		(0.87)		(0.95)		(0.67)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	0.00	(c)	0.01		0.00	(c)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.63)		(0.80)		(0.49)		0.21		0.07
NET ASSET VALUE, END OF PERIOD	$8.12		$8.75		$9.55		$10.04		$9.83

TOTAL RETURN(d)	(0.46%)		(0.12%)		3.97%		12.38%		8.06%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,579		$6,467		$1,292		$201		$106

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.71%		3.20%		3.83%		4.86%		6.18%
Operating expenses including reimbursement/waiver	1.14	%(e)	1.14	%(e)	1.08	%(e)	1.05	%(e)	1.14%
Net investment income including reimbursement/waiver	6.98%		8.74%		8.16%		8.41%		7.15%

PORTFOLIO TURNOVER RATE	66%		43%		147%		86%		72%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	According to the Fund's shareholder services plan with respect to the Fund's Class II shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.00%, 0.00%, 0.06% and 0.09% of average net assets of Class II shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

DDJ Opportunistic High Yield Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$–	$–	$57,948	$57,948
Materials	–	–	227,679	227,679
Technology	–	–	746,775	746,775
Bank Loans
Communications	–	7,770,581	180,000	7,950,581
Consumer Discretionary	–	754,593	–	754,593
Consumer, Cyclical	–	–	222,186	222,186
Consumer, Non-cyclical	–	14,631,426	291,002	14,922,428
Energy	–	827,862	–	827,862
Financials	–	6,980,333	75,150	7,055,483
Industrials	–	8,847,938	15,180	8,863,118
Technology	–	–	554,144	554,144
High Yield Bonds and Notes
Basic Materials	–	16,594,195	–	16,594,195
Communications	–	14,485,252	–	14,485,252
Consumer, Cyclical	–	10,808,552	100,250	10,908,802
Consumer, Non-cyclical	–	21,380,069	4,975	21,385,044
Energy	–	7,923,637	–	7,923,637
Financials	–	12,344,523	–	12,344,523
Industrials	–	11,969,955	108,864	12,078,819
Materials	–	–	336,414	336,414
Technology	–	1,494,806	–	1,494,806
Total	$–	$136,813,722	$2,920,567	$139,734,289

Annual Report | September 30, 2020	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stocks	Bank Loans	High Yield Bonds And Notes	Total
Balance as of September 30, 2019	$324,667	$2,074,335	$947,669	$3,346,671
Accrued discount/ premium	–	28,425	11,633	40,058
Realized Gain/(Loss)	–	(48,362)	1,267	(47,095)
Change in Unrealized Appreciation/(Depreciation)	15,842	(282,387)	45,227	(221,318)
Purchases	691,893	2,830,305	67,979	3,590,177
Sales Proceeds	–	(471,553)	(16,377)	(487,930)
Transfer into Level 3(a)	–	–	4,975	4,975
Transfer out of Level 3(b)	–	(2,793,101)	(511,870)	(3,304,971)
Balance as of September 30, 2020	$1,032,402	$1,337,662	$550,503	$2,920,567
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2020	$15,842	$(351,957)	$(12,849)	$(348,964)

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.
(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of September 30, 2020:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stocks	$1,032,402	Discounted Cash Flow Analysis, Market Analysis	Discount Rate, EBITDA Multiple	11.2% -14.9%/8.00x -9.50x
Bank Loans	$1,142,482	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$180,000	Yield Analysis	Yield to Worst	9.0%
Bank Loans	$15,180	Reorganization/ pro forma capitalization	EBITDA Multiple	11.50x
			Estimated Recovery Rate	3.30%
High Yield Bonds and Notes	$545,528	Yield Analysis	Yield to Worst	9.90% -11.0%
High Yield Bonds and Notes	$4,975	Liquidation Analysis	Discount Rate	11.54%
			Estimated Recovery Rate	3.98%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Estimated Recovery Rate	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

20	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of September 30, 2020, the Fund held $41,150,395, or 29.59% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Interest Rate Risk: On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Annual Report | September 30, 2020	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

The below securities are restricted from resale as of September 30, 2020:

	Security Type	Acquisition Date	Amortized Cost	Fair Value
American Tire Distributors, Inc.	Common Stocks	12/21/18	$62,534	$57,948
American Tire Distributors, Inc., Series Initial	Bank Loans	12/21/18	14,586	14,469
American Tire Distributors, Inc., Series Initial (DIP)	Bank Loans	12/21/18	25,705	25,383
High Ridge Brands Co.	High Yield Bonds and Notes	3/23/2018 - 4/19/2018	112,893	4,975
Material Sciences Corp.	High Yield Bonds and Notes	7/9/2018 - 6/30/2020	109,411	108,864
Real Alloy Holding, Inc.	Common Stocks	5/31/18	103,329	100,152
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/2018 - 7/7/2020	126,414	126,414
Specialty Steel Holdco Inc.	High Yield Bonds and Notes	11/15/17	210,000	210,000
Specialty Steel Holdco, Inc.	Common Stocks	11/15/17	133,875	127,527
Sportsnet	High Yield Bonds and Notes	12/27/17	98,961	100,250
Skillsoft	Common Stocks	8/27/20	691,892	746,775
Urban One, Inc	High Yield Bonds and Notes	4/10/2019 - 7/29/2020	1,763,285	1,662,582
				$3,285,339

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

COVID-19 Risk: The outbreak of the respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread worldwide. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the overall market, including the U.S. high yield market, in a material adverse manner. The impact of the outbreak may last for an extended period of time. DDJ Capital Management, LLC (“DDJ” or the “Adviser”) will continue to monitor market conditions as information is available as well as evaluate the potential impacts, if any, on the value of the Fund’s investments.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2020
Ordinary Income	$5,560,390
Total	$5,560,390

Distributions Paid From:	2019
Ordinary Income	$1,446,176
Total	$1,446,176

Reclassifications: As of September 30, 2020, there were no permanent reclassifications.

22	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$3,838,551
Gross unrealized depreciation (excess of tax cost over value)	(5,787,627)
Net unrealized depreciation	(1,949,076)
Cost of investments for income tax purposes	$141,683,365

Temporary differences are attributed to wash sales, difference in premium amortization, and defaulted interest on debt securities.

Components of Distributable Earnings: As of September 30, 2020, components of distributable earnings were as follows:

Undistributed ordinary income	$132,304
Accumulated capital losses	(3,511,363)
Net unrealized depreciation on investments	(1,949,076)
Total	$(5,328,135)

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term Non-expiring	Long-Term Non-expiring
DDJ Opportunistic High Yield Fund	$349,409	$394,167

The Fund has elected to defer to the twelve month period ending September 30, 2021, capital losses recognized during the period November 1, 2019 to September 30, 2020 in the amount of $2,767,787. Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2020 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$163,329,786	$47,890,087

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2020, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets.

Annual Report | September 30, 2020	23

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

Transactions in common shares were as follows:

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Institutional Class
Shares sold	14,176,243	1,530,079
Dividends reinvested	597,979	59,015
Shares redeemed	(347,623)	(177,768)
Net increase in shares outstanding	14,426,599	1,411,326
Class I
Shares sold	–	25,223
Dividends reinvested	–	7,446
Shares redeemed	–	(25,953)
Net increase in shares outstanding	–	6,716
Class II
Shares sold	309,218	996,036
Dividends reinvested	25,409	40,912
Shares redeemed	(756,482)	(432,917)
Net increase/(decrease) in shares outstanding	(421,855)	604,031

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2020, the Fund did not have any shareholder or account that exceeded the 25% ownership threshold for disclosure.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board may extend the Advisory Agreement for additional one-year terms. The Board and the shareholders of the Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Servicing expenses, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2021, and will thereafter continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board and the Adviser does not provide at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the fiscal year ended September 30, 2020 are disclosed in the Statement of Operations.

As of September 30, 2020, the balance of recoupable expenses was as follows:

	Expiring in 2021	Expiring in 2022	Expiring in 2023
Institutional Class	$234,535	$221,366	$312,139
Class I	54,953	17,790	3,572
Class II	21,371	109,325	25,503

24	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2020 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees are included with shareholder service fees on the Statement of Operations. The Fund's Class I and Class II Shareholder Services Plan fees are currently accruing at 0.00% and 0.10% of the average daily net asset value of each share class, respectively, on an annual basis.

7. TRUSTEES

As of September 30, 2020, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $11,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. COMMITMENTS AND CONTINGENCIES

The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of September 30, 2020, the Fund had no outstanding bridge facility commitments.

Annual Report | September 30, 2020	25

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2020

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

26	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of DDJ Opportunistic High Yield Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended September 30, 2016 were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2020

Annual Report | September 30, 2020	27

DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2020 (Unaudited)

On May 21, 2020, the Board of Trustees (the “Trustees”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and DDJ Capital Management, LLC (“DDJ Capital”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the renewal of the Investment Advisory Agreement with DDJ Capital, the Trustees, including all the Independent Trustees, considered the following factors with respect to the DDJ Fund:

Investment Advisory Fee Rate and Total Net Expense Ratio: The Trustees reviewed and considered the contractual annual advisory fee paid by the DDJ Fund to DDJ Capital of 0.70% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services provided by DDJ Capital to the DDJ Fund.

The Trustees considered the information comparing the DDJ Fund’s contractual annual advisory fee and overall Fund expenses with those of funds in the peer group provided by FUSE, an independent provider of investment company data. For the Institutional Class and Class I of the DDJ Fund, the FUSE peer group consisted of the DDJ Fund and 14 other high yield bond funds identified by FUSE; while Class II of the DDJ Fund’s peer group consisted of the DDJ Fund and 12 other high yield bond funds identified by FUSE. The Trustees also considered the comparative fee data provided by DDJ Capital.

The Trustees noted that DDJ Capital’s contractual advisory fee of 0.70% was slightly above the FUSE peer group median of 0.69% for the Institutional Class and Class I, while the Fund’s contractual advisory fee of 0.70% was above the peer group median of 0.65% for Class II. The Trustees also noted that the DDJ Fund’s Institutional Class and Class I total net expense of 0.79% (after fee waiver and expense reimbursement) was below the FUSE peer group median of 0.89%, while the DDJ Fund’s Class II total net expense of 1.14% was equal to the peer group median. They discussed the extensive research efforts of DDJ to source investment opportunities for the Fund, focusing on bottom-up, fundamental analysis, with internal analysts assigned to specific sectors, and its ongoing efforts to monitor investments in the portfolio.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the DDJ Fund under the Investment Advisory Agreement with DDJ Capital. The Trustees reviewed information supplied by DDJ Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered DDJ Capital’s investment advisory personnel, its history as an asset manager, and its experience with other accounts. The Trustees also reviewed the research and decision-making processes utilized by DDJ Capital, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the DDJ Fund.

The Trustees considered the background and experience of DDJ Capital’s personnel, including the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the DDJ Fund, and the extent of the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with DDJ Capital, including DDJ Capital’s responsiveness and Fund’s compliance record, as well as the firm’s internal legal team that evaluates the structural aspects of the notes in which the Fund invests. The Trustees also considered DDJ Capital’s reputation generally and its investment techniques, strategies, risk management controls and decision-making processes.

Performance: The Trustees reviewed performance information for the DDJ Fund’s Class I, Class II and Institutional Class shares for the one-year, three-year and three-month periods ended February 29, 2020, as well as the since-inception performance (July 16, 2015) through February 29, 2020. The review included a comparison of the DDJ Fund’s performance to the performance of a peer group of comparable funds, as identified by a third-party data provider. The Trustees noted in particular that for the since inception period ended February 29, 2020, the performance of the DDJ Fund’s Class I ranked third in its peer group, the performance of the DDJ Fund’s Class II ranked fourth in its peer group, and the performance of the DDJ Fund’s Institutional Class ranked third in its peer group. The Trustees noted DDJ’s observation that reasonable interest payments combined with some price appreciation and low default rates had resulted in favorable returns.

Accounts Using Comparable Strategies: The Trustees considered the advisory fees charged by the Adviser to the Adviser’s client accounts that employ a comparable strategy to the Fund, noting they were generally lower than the advisory fee charged to the Fund, and considered the Adviser’s rationale for the differences.

The Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by DDJ Capital based on the fees paid (and to be paid) under the Investment Advisory Agreement. The Trustees noted that, based on the information provided, DDJ Capital had not earned a profit from managing the DDJ Fund. The Trustees then reviewed and discussed DDJ Capital’s financial statements in order to analyze the financial condition and stability of DDJ Capital.

28	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2020 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DDJ Fund would be passed along to the shareholders under the Investment Advisory Agreement. The Board agreed that economies of scale were not anticipated to be achieved at projected DDJ Fund asset levels in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DDJ Capital from its relationship with the DDJ Fund. They noted that, because the DDJ Fund is pursuing an investment strategy that is primarily fixed income, rather than equity, soft dollars were not a material consideration.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with DDJ Capital. In evaluating DDJ Capital and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	the contractual annual advisory fee of 0.70% of the DDJ Fund’s daily average net assets and the DDJ Fund’s total net expense of 0.79% (after fee waiver and expense reimbursement) for Class I and Institutional Class and 1.14% (after fee waiver and expense reimbursement) for the Class II were not unreasonable;
●	the nature, extent and quality of services rendered by DDJ Capital under the Investment Advisory Agreement were adequate;
●	the performance for the DDJ Fund was acceptable; and
●	there were no material economies of scale or other material incidental benefits accruing to DDJ Capital in connection with its relationship with the DDJ Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all the Independent Trustees, concluded that renewal of the Investment Advisory Agreement with DDJ Capital was in the best interests of the DDJ Fund and its shareholders.

Annual Report | September 30, 2020	29

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-781-283-8500 or by writing to DDJ Capital Management, LLC at Stony Brook Office Park, 130 Turner Street Building 3, Suite 600, Waltham, Massachusetts 02453.

30	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Liquidity Risk Management Program

September 30, 2020 (Unaudited)

The Trust has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for the Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust and Alps. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 21, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from April 1, 2020 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Fund’s investment strategy continues to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

Annual Report | September 30, 2020	31

DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2020 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES THE FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We do not share.
For joint marketing with other financial companies		No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences		Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We do not share.
For non-affiliates to market to you		No	We do not share.
QUESTIONS?	Call 1-844-363-4898 or go to www.ddjfunds.com.

32	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	DDJ Opportunistic High Yield Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●      sharing for affiliates’ everyday business purposes-information about your creditworthiness

●      affiliates from using your information to market to you

●      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2020	33

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

34	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

Annual Report | September 30, 2020	35

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2020 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger, Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund.
Vilma DeVooght, Birth year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss, Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012- 2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898.

36	www.ddjcap.com

SCA

SEVEN CANYONS ADVISORS

ANNUAL REPORT | 9.30.20

SEVEN CANYONS STRATEGIC INCOME FUND

SEVEN CANYONS WORLD INNOVATORS FUND

Shareholder Letter	1

Portfolio Update
Seven Canyons Strategic Income Fund	5
Seven Canyons World Innovators Fund	7

Disclosure of Fund Expenses	9

Portfolios of Investments
Seven Canyons Strategic Income Fund	11
Seven Canyons World Innovators Fund	17

Statements of Assets and Liabilities	22

Statements of Operations	24

Statements of Changes in Net Assets
Seven Canyons Strategic Income Fund	26
Seven Canyons World Innovators Fund	27

Financial Highlights	28

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	48

Additional Information	49

Liquidity Risk Management Program Disclosure	50

Privacy Policy	51

Trustees and Officers	54

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sevencanyonsadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-833-7-CANYON to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sevencanyonsadvisors.com.

Seven Canyons Advisors	Shareholder Letter

September 30, 2020 (Unaudited)

Dear Fellow Shareholders:

Looking back on the 2008-2009 Global Financial Crisis (GFC) and its aftermath may give us a clue as to how our current COVID crisis will play out. In hindsight, the GFC proved to be more of a bump in the road rather than a serious hit to our economy. The GFC caused the banking system to seize up momentarily due to fear of the impact of defaulting subprime loans, which were owned world-wide. The EU failed to respond adequately to this global crisis. As a result, Europe hadn’t fully recovered from the GFC before COVID hit. They now face dual problems to solve.

In contrast, the U.S. responded to the GFC aggressively. The Federal Reserve (Fed) took prompt actions to restore confidence in banks by easing monetary policy. They cut interest rates from 4.25% to .25%. The Fed implemented several lending programs to create “easy money” by ensuring that banks had adequate liquidity. It was not long before people realized that the crisis was over and the economy returned to normal.

In response to the GFC, there was copious talk about providing fiscal stimulus as well as easy money to aid the recovery. Fiscal stimulus can either be provided by tax cuts or spending programs, including infrastructure improvements. It turned out that “shovel ready” fiscal projects were few and far between. Even though there was general agreement that our roads and bridges needed lots of work, Congress couldn’t get its act together. Little was spent on the fiscal front to address the weak economy. So monetary policy had to go it alone.

Nearly two years later, the recovery was still patchy. The unemployment rate remained elevated at nearly 10%. In late 2010, the Fed moved into uncharted waters by implementing QE2. The term QE2 refers to this second round of the Fed's quantitative easing program that sought to stimulate the U.S. economy by buying assets instead of the more conventional policy of reducing interest rates. This unconventional approach was required because interest rates were already near zero due to the weak recovery from the 2009 bottom. Strangely, fiscal policy to directly address high unemployment never seemed to enter the conversation.

QE2 helped some, but the unemployment rate stalled at a still-too-high 8%. Congress continued to dither, so fiscal policy remained missing. The Fed doubled down on QE2 by implementing further monetary ease in the form of QE3, which involved the Fed ramping up its purchases of mortgage-backed bonds. Unsurprisingly, QE3 was also unsuccessful in stimulating growth. Surely now the government would revert to fiscal policy?

Yet fiscal policy remained on the sidelines for another five years until tax cuts were finally enacted in 2017. Tax cuts got the economy humming. Unemployment fell to a 70-year-low of 3.5%. The growth rate of average hourly earnings rose from 2.5% to 3.5%. However, an unanticipated side effect of the prior decade of monetary ease came into view: only the rich grew richer. New money sloshing around found a ready outlet in the markets. Stock and bond prices soared. The top 20% of families grew wealthier. All the rest grew poorer. Many suggest that this growing gap between rich and poor has been a factor in the social unrest we’ve recently experienced.

Unfortunately, COVID has shifted the economy into reverse gear. We fell off a cliff in the second quarter, with GDP falling at a nearly 32% annual rate. By comparison, at the peak of the GFC stress, the GDP fell at an 8% annual rate. COVID lockdowns have put us into a much deeper hole than did the GFC. The silver lining is that this time, in addition to monetary ease, the government acted quickly and strongly with ample fiscal policy in the form of direct payments to consumers and Paycheck Protection Program (PPP) loans. These provided effective short term solutions, but created an estimated deficit for the year of 18% of GDP -- about twice the level of the 2009 deficit.

Annual Report | September 30, 2020	1

Seven Canyons Advisors	Shareholder Letter

September 30, 2020 (Unaudited)

In our view, three problems need to be addressed:

The first is the mushrooming deficit and resulting debt stemming from the stimulus check program. Over the years many have suggested this type of fiscal policy is superior to expenditures planned by the government. This way people get to decide what to spend it on. Voting with their feet, households have chosen to focus on retail spending, debt paydown, and savings. The deficit/debt mess is made more tenable because government debt bears a near 0% interest rate. As long as rates remain low, government debt which comes due can be easily refinanced into replacement debt that isn’t immediately due. The challenge is to gently glide the deficit/debt downwards without too much economic disruption.

The second problem which needs to be dealt with is the excess liquidity resulting from monetary ease. This liquidity has distorted market prices that typically help distinguish between investments which are productive and those which are not. When interest rates are so low that money is effectively free, unproductive “zombie” companies remain alive. A recent example was a bankrupt Hertz attempting to raise a billion dollars as its stock spiked from less than a dollar to more than $5. We believe the obstacle to removing the excess liquidity is the Fed’s unwillingness to tolerate a likely decline in stock and bond prices. Over the last decade the Fed has avoided dealing with the pain. Whenever stock prices have weakened in response to Fed tightening, the Fed has quickly backed down and reversed course.

The final problem, and in our opinion, perhaps the most important of all, is to reduce the gap between rich and poor. Somehow we’ve managed to violate the “law of holes.” It suggests that if you find yourself in a hole, stop digging. Some have advocated that the best way to stop digging is to enact a Universal Basic Income. This would ensure a minimum standard of living for all. Others have suggested education and training programs that would increase the ability of the poor to get jobs and earn higher wages. The good news is that this most-difficult mess is theoretically the easiest to address.

Potential solutions are complicated by the fact that the three economic problems are interrelated. What we do to address one problem affects what we do to clean up another. For example, implementing a guaranteed income program will likely lead to greater deficits. The reverse is also true: reducing deficits will likely widen the gap between rich and poor.

As of the date of this writing, this will be my final comments prior to the Presidential election, and I would like to offer one observation about the outcome. Although the election is being hotly contested, I believe we have painted ourselves into a corner such that whoever wins will have little choice in how to address these problems. As much as we like to think that the difference between Trump and Biden is enormous, we expect the reality is that whoever wins will have only limited economic policy options.

2	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2020 (Unaudited)

Fortunately, the U.S. is not a fragile nation. We have deep roots. We know how to survive. We have overcome profound internal divisions before. We have succeeded in producing the world’s strongest economy. We will solve our COVID problems.

FUNDS SUMMARY

World Innovators Fund

For the 2020 fiscal year, which ended on September 30th, the World Innovators Fund (the "Fund") increased 53.12% for Investor Class shares, compared to a 6.97% increase in the MSCI All Country World Investable Markets Index.

Major contributors for the year were AO WORLD PLC 8.42% and Seegene 6.99%. AO World (AO/ LN), the biggest contributor to the World Innovator Fund's third quarter returns, is an example of trend acceleration. AO/ LN is an online-only appliance retailer in the UK and Germany. They are benefitting from the shift from appliances being sold in stores to appliances being sold online. COVID spurred this shift as people were unable to purchase appliances in stores. But the shift to online sales had already begun. AO/ LN is the largest and best online appliance retailer, so we expect growth and market share gains to continue. Seegene, a Korean molecular diagnostics company, was another beneficiary from COVID. Seegene was among the first to develop a COVID test which could be rolled out in large quantities. Their proactive response to COVID had a big impact on testing worldwide, and was a big win for the Fund.

Losers this year were Fevertree Drinks PLC -2.64% and ASOS PLC -2.47%. These are both UK-based companies with strong growing consumer brands. Fevertree sells premium drink mixers. Asos is one of the world's leading online fashion retailers. Under normal conditions, they would likely remain part of the portfolio. However, in March as countries around the globe were racing to lock down and flatten COVID case growth, we realized no one would be going out for dinner and drinks, and that meant less demand for their products. In the end we were right and wrong. Both companies saw sales and share prices temporarily plummet. We watched with interest, and considered reentering the shares as they got cheap, but prices experienced V-shaped rebounds long before sales rebounded, and we never quite got comfortable with the risk/reward mix. We would have done fine if we had held on through the dip, but it felt like a risky decision at the time.

Strategic Income Fund

For the 2020 fiscal year, which ended on September 30th, the Strategic Income Fund (the “Fund”) fell by 1.60%, compared to a 6.98% rise in the Bloomberg Barclays US Aggregate Bond Index and a 10.44% increase in the MSCI ACWI Index.

During the year, the Strategic Income Fund shifted its emphasis further away from larger-cap US companies to smaller-cap global companies. Relatively new stocks were the major drivers of our performance. Future PLC (Future) added almost 3% to the Fund's return. Future’s primary business involves buying special interest magazines and converting them to a digital format. Earlier this year, Future acquired TI Media, the UK’s dominant magazine company. Future’s rise this year has been fueled by rapidly realizing greater than expected synergies between their business and that of TI Media.

Annual Report | September 30, 2020	3

Seven Canyons Advisors	Shareholder Letter

September 30, 2020 (Unaudited)

Granules, an Indian generic pharmaceuticals manufacturing company, added almost 2.5% to the Fund's return. Granules can produce the largest active pharmaceutical ingredient (API) batch volumes in the pharma industry. Granules is capable of making six to seven tons of an API in a single batch while the leading competitors can only produce batches of one ton. This gives Granules massive scale advantages and allows them to be the lowest-cost producer of APIs for drugs such as Ibuprofen and Paracetamol. Granules is gradually transitioning from its traditional high-volume low-value business to more differentiated APIs and formulations. Its stock price has risen as it shifts from merely providing ingredients, to fully producing its own drugs.

The Fund's losers were all companies which were purchased on the basis of their high yields. Due to the COVID meltdown, these companies cut their dividends to preserve liquidity. While these stocks have bounced off the bottom, they haven’t risen enough to offset their earlier losses. We have sold most of these high yield stocks to purchase stocks with smaller, but growing yields. We continue to believe that our efforts to buy and own companies with both the ability and the willingness to pay a growing stream of dividends will be a great long-term strategy.

I want to thank you again for having the confidence to invest your money alongside ours.

Sincerely,

Sam Stewart
Partner

4	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2010 through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of fees or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2020)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons Strategic Income Fund - Investor	-1.60%	5.12%	8.29%	5.87%
MSCI All Country World Index - NR(a)	10.44%	10.30%	8.55%	6.02%
Bloomberg Barclays US Aggregate Bond Index(b)	6.98%	4.18%	3.64%	4.56%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	The Fund commenced operations on February 1, 2006. The Predecessor Fund, Wasatch Strategic Income Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons Strategic Income Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

(a)	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

Annual Report | September 30, 2020	5

Seven Canyons Strategic Income Fund	Portfolio Update

September 30, 2020 (Unaudited)

(b)	Then Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Investor Class (as reported in the January 28, 2020 Prospectus) are 1.76% and 1.40%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Top Ten Equity Holdings (as a % of Net Assets)*

Future PLC	6.81%
Burford Capital, Ltd.	4.33%
iEnergizer, Ltd.	3.91%
momo.com, Inc.	3.12%
Controladora Vuela Cia de Aviacion SAB de CV	2.78%
AU Small Finance Bank, Ltd.	2.67%
Gamma Communications PLC	2.54%
Arrow Global Group PLC	2.46%
Aavas Financiers, Ltd.	2.41%
Hargreaves Lansdown PLC	2.37%
Top Ten Holdings	33.40%

Sector Allocation (as a % of Net Assets)*

Financials	29.42%
Communication Services	16.32%
Information Technology	12.34%
Industrials	6.79%
Health Care	5.99%
Consumer Discretionary	5.57%
Consumer Staples	3.76%
Materials	2.37%
Energy	1.19%
Real Estate	1.00%
Cash, Cash Equivalents, & Other Net Assets	15.25%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2010 through September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Due to differing expenses, performance of the Institutional Class will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2020)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons World Innovators Fund - Investor	53.12%	16.80%	14.28%	9.63%
Seven Canyons World Innovators Fund - Institutional	53.42%	17.06%	14.40%	9.69%
MSCI All Country World Index ex USA Small Cap - NR(a)	6.97%	6.80%	5.31%	7.77%
MSCI All Country World Index IMI(b)	9.57%	9.97%	8.47%	5.87%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	Seven Canyons World Innovators Fund – Investor Class has an inception date of December 19, 2000. Seven Canyons World Innovators Fund – Institutional Class has an inception date of February 1, 2016. Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The Predecessor Fund, Wasatch World Innovators Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons World Innovators Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

Annual Report | September 30, 2020	7

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2020 (Unaudited)

(a)	Effective January 28, 2020, the Fund changed its primary benchmark to the MSCI All Country Ex-US Small Cap Index from the MSCI ACWI (All Country World Index) IMI. The Adviser believes that the MSCI All Country Ex-US Small Cap Index provides a more appropriate comparison for evaluating the Fund’s performance. The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

(b)	The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Investor Class and Institutional Class shares (as reported in the January 28, 2020 Prospectus) are 1.98% and 1.79% and 1.98% and 1.59%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Top Ten Equity Holdings (as a % of Net Assets)*

AO World PLC	6.27%
Gamma Communications PLC	5.71%
MNF Group, Ltd.	4.42%
Naked Wines PLC	4.26%
V-Cube, Inc.	3.69%
Revenio Group Oyj	3.66%
LoopUp Group PLC	3.63%
Oisix ra daichi, Inc.	3.45%
Avon Rubber PLC	3.23%
AJ Bell PLC	3.12%
Top Ten Holdings	41.44%

Sector Allocation (as a % of Net Assets)*

Information Technology	23.63%
Consumer Discretionary	20.42%
Communication Services	16.64%
Health Care	14.00%
Industrials	6.65%
Consumer Staples	5.74%
Financials	5.58%
Real Estate	0.54%
Materials	0.27%
Cash, Cash Equivalents, & Other Net Assets	6.53%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Example. As a shareholder of the Seven Canyons Strategic Income Fund or Seven Canyons World Innovators Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2020 and held through September 30, 2020.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2020 – September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2020	9

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expenses Paid During Period April 1, 2020 - September 30, 2020(b)
Seven Canyons Strategic
Income Fund
Investor Class
Actual	$1,000.00	$1,348.60	0.95%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80

Seven Canyons World
Innovators Fund
Investor Class
Actual	$1,000.00	$1,838.20	1.75%	$12.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	1.75%	$8.82

Institutional Class
Actual	$1,000.00	$1,839.80	1.55%	$11.00
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	1.55%	$7.82

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

10	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCKS (84.73%)
Aerospace & Defense (2.36%)
Avon Rubber PLC	11,700	$641,629

Airlines (2.78%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	104,854	755,997

Alternative Carriers (5.97%)
Gamma Communications PLC	32,500	691,954
KINX, Inc.	4,000	300,299
MNF Group, Ltd.	134,863	444,340
V-Cube, Inc.	11,000	189,200
Total Alternative Carriers		1,625,793

Application Software (4.72%)
Atled Corp.	13,300	350,707
Ezwel Co., Ltd.	59,000	427,303
Lime Technologies AB	6,000	239,508
Rakus Co., Ltd.	15,000	267,956
Total Application Software		1,285,474

Asset Management & Custody Banks (8.58%)
AJ Bell PLC	52,000	302,614
Fidus Investment Corp.	48,385	477,050
Hargreaves Lansdown PLC	32,000	644,972
Sixth Street Specialty Lending, Inc.	28,000	481,880
Solar Senior Capital, Ltd.	33,993	428,312
Total Asset Management & Custody Banks		2,334,828

Coal & Consumable Fuels (0.70%)
NAC Kazatomprom JSC, GDR(b)	13,000	189,800

Consumer Finance (3.52%)
Arman Financial Services, Ltd.	40,501	288,524
Arrow Global Group PLC(a)	409,000	670,250
Total Consumer Finance		958,774

Data Processing & Outsourced Services (3.91%)
iEnergizer, Ltd.	351,000	1,064,350

Distillers & Vintners (1.64%)
Radico Khaitan, Ltd.	81,000	446,060

See Notes to Financial Statements.

Annual Report | September 30, 2020	11

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Distributors (1.10%)
Sirca Paints India, Ltd.(b)(c)	85,000	$299,309

Diversified Banks (1.37%)
Halyk Savings Bank of Kazakhstan JSC, GDR(b)	16,251	173,886
HDFC Bank, Ltd., ADR(a)	4,000	199,840
Total Diversified Banks		373,726

Diversified REITs (1.95%)
Star Asia Capital Corp.(c)(d)(e)(f)(g)	355,714	531,437

Electrical Components & Equipment (1.53%)
Vitzrocell Co., Ltd.	6,519	95,318
Voltronic Power Technology Corp.	9,450	320,748
Total Electrical Components & Equipment		416,066

Electronic Components (0.60%)
Sensortek Technology Corp.	5,913	162,106

Electronic Equipment & Instruments (0.72%)
Test Research, Inc.	100,000	196,464

Environmental & Facilities Services (0.13%)
Mo-BRUK SA	549	34,655

Fertilizers & Agricultural Chemicals (0.63%)
Kilpest India, Ltd.	41,718	169,971

Financial Exchanges & Data (1.53%)
OTC Markets Group, Inc., Class A	14,000	416,501

Health Care Equipment (1.92%)
Revenio Group Oyj	11,500	523,150

Health Care Services (0.58%)
Metropolis Healthcare, Ltd.(b)(c)	6,500	158,055

Health Care Supplies (1.39%)
Riverstone Holdings, Ltd./Singapore	51,000	130,391
Ypsomed Holding AG	1,700	248,434
Total Health Care Supplies		378,825

See Notes to Financial Statements.

12	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Homebuilding (0.85%)
Dom Development SA	8,800	$232,214

Industrial Gases (1.74%)
Nippon Sanso Holdings Corp.	31,000	474,707

Integrated Telecommunication Services (3.54%)
Helios Towers PLC(a)	260,000	525,381
Sarana Menara Nusantara Tbk PT	6,285,000	437,163
Total Integrated Telecommunication Services		962,544

Internet & Direct Marketing Retail (3.12%)
momo.com, Inc.	35,000	849,561

Mortgage REITs (1.22%)
Great Ajax Corp.	40,000	331,600

Oil & Gas Storage & Transportation (0.49%)
Golar LNG Partners LP	66,000	133,980

Packaged Foods & Meats (1.29%)
Guan Chong Bhd	443,000	351,799

Personal Products (0.75%)
TCI Co., Ltd.	22,085	205,126

Pharmaceuticals (2.10%)
Granules India, Ltd.	109,861	571,492

Property & Casualty Insurance (0.82%)
Qualitas Controladora SAB de CV	59,000	222,829

Publishing (6.81%)
Future PLC	74,000	1,854,345

Regional Banks (2.67%)
AU Small Finance Bank, Ltd.(a)(b)(c)	81,900	726,366

Restaurants (0.50%)
Sarimelati Kencana PT(b)	3,522,000	136,099

Semiconductor Equipment (1.37%)
Tokai Carbon Korea Co., Ltd.	4,600	374,057

See Notes to Financial Statements.

Annual Report | September 30, 2020	13

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Specialized Finance (4.33%)
Burford Capital, Ltd.	146,000	$1,177,450

Specialized REITs (1.00%)
Safestore Holdings PLC	27,000	271,749

Technology Hardware, Storage & Peripherals (1.02%)
Advantech Co., Ltd.	27,496	276,270

Thrifts & Mortgage Finance (3.48%)
Aavas Financiers, Ltd.(a)	33,712	655,483
PennyMac Financial Services, Inc.	5,000	290,600
Total Thrifts & Mortgage Finance		946,083

TOTAL COMMON STOCKS (Cost $19,269,826)		23,061,241

WARRANTS (0.07%)
Packaged Foods & Meats (0.07%)
Guan Chong Bhd, Strike Price $1.65, Expires 11/04/2022(a)	53,666	19,372
TOTAL WARRANTS (Cost $0)		19,372

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (14.66%)

State Street Institutional US Government Money Market Fund	0.000%	3,989,722	3,989,722
			3,989,722
TOTAL SHORT TERM INVESTMENT (Cost $3,989,722)			3,989,722

TOTAL INVESTMENTS (99.46%) (Cost $23,259,548)			$27,070,335

OTHER ASSETS IN EXCESS OF LIABILITIES (0.54%)			146,459

NET ASSETS (100.00%)			$27,216,794

See Notes to Financial Statements.

14	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2020, the fair value of those securities was $1,683,515 representing 6.19% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020 the fair value of securities restricted under Rule 144A in the aggregate was $1,715,167, representing 6.30% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(e)	Security deemed to be restricted as of September 30, 2020. As of September 30, 2020, the fair value of restricted securities in the aggregate was $531,437, representing 1.95% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2 and 8.
(f)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(g)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2020, the fair value of illiquid securities in the aggregate was $531,437, representing 1.95% of the Fund’s net assets.

See Notes to Financial Statements.

Annual Report | September 30, 2020	15

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2020

At September 30, 2020, Seven Canyons Strategic Income Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	1.9
Finland	2.3
Great Britain	24.9
Guernsey	4.6
India	15.2
Indonesia	2.5
Japan	5.6
Kazakhstan	1.6
Malaysia	1.6
Mexico	4.2
Poland	1.2
Singapore	0.6
South Korea	5.2
Sweden	1.0
Switzerland	1.1
Taiwan	8.7
United States	17.8
100.0

See Notes to Financial Statements.

16	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
COMMON STOCKS (93.46%)
Aerospace & Defense (3.23%)
Avon Rubber PLC	110,000	$6,032,414

Airlines (1.82%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	470,000	3,388,700

Alternative Carriers (16.64%)
Gamma Communications PLC	500,000	10,645,436
KINX, Inc.	45,000	3,378,367
MNF Group, Ltd.	2,500,000	8,236,878
NFON AG(a)(b)	120,000	1,902,475
V-Cube, Inc.	400,000	6,880,008
Total Alternative Carriers		31,043,164

Application Software (17.44%)
24sevenoffice Scandinavia AB(a)	400,010	1,603,461
AI, Inc.	30,000	817,807
Atled Corp.	40,000	1,054,758
Freee KK(a)	20,000	1,507,609
GK Software SE(a)	25,000	2,280,428
Lime Technologies AB	90,000	3,592,624
LoopUp Group PLC(a)	2,500,000	6,774,368
MelodyVR Group PLC(a)(b)(c)	40,000,000	1,806,498
Money Forward, Inc.(a)	25,000	1,796,805
nearmap, Ltd.(a)	1,500,000	2,546,270
Nitro Software, Ltd.(a)	1,000,000	1,976,851
Oxford Metrics PLC	2,000,000	2,129,087
ProntoForms Corp.(a)(b)	2,200,000	1,321,768
Rakus Co., Ltd.	60,000	1,071,825
Readcloud, Ltd.(a)	2,000,000	487,050
Whispir, Ltd.(a)	700,000	1,759,827
Total Application Software		32,527,036

Asset Management & Custody Banks (3.12%)
AJ Bell PLC	1,000,000	5,819,505

Auto Parts & Equipment (0.38%)
AB Dynamics PLC	30,000	718,083

Biotechnology (1.69%)
Abcam PLC	200,000	3,158,791

See Notes to Financial Statements.

Annual Report | September 30, 2020	17

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Communications Equipment (2.28%)
Blackline Safety Corp.(a)(b)(d)	922,100	$4,251,958

Distillers & Vintners (1.48%)
Radico Khaitan, Ltd.	500,000	2,753,456

Distributors (0.40%)
Sirca Paints India, Ltd.(e)(f)	211,401	744,402

Diversified Banks (1.42%)
TCS Group Holding PLC, GDR(f)	100,000	2,645,000

Electrical Components & Equipment (0.18%)
Vitzrocell Co., Ltd.	22,522	329,308

Electronic Equipment & Instruments (1.60%)
Autonomous Control Systems Laboratory, Ltd.(a)	50,000	1,341,677
Catapult Group International, Ltd.(a)	1,000,000	1,496,963
Eroad, Ltd.(a)(b)	47,959	138,777
Total Electronic Equipment & Instruments		2,977,417

Fertilizers & Agricultural Chemicals (0.26%)
Kilpest India, Ltd.	121,355	494,434

Food Retail (4.26%)
Naked Wines PLC	1,400,000	7,948,592

Health Care Equipment (4.98%)
Atomo Diagnostics, Ltd.(a)	4,000,000	1,074,375
Ray Co. Ltd/KR(a)	19,000	680,718
Revenio Group Oyj	150,000	6,823,698
Surgical Science Sweden AB(a)	80,000	719,083
Total Health Care Equipment		9,297,874

Health Care Facilities (0.92%)
Japan Animal Referral Medical Center Co., Ltd.(a)	75,200	1,714,844

Health Care Services (0.91%)
Metropolis Healthcare, Ltd.(e)(f)	70,000	1,702,135

Health Care Supplies (1.72%)
Tristel PLC	300,000	1,858,112

See Notes to Financial Statements.

18	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Health Care Supplies (continued)
Ypsomed Holding AG	9,217	$1,346,950
Total Health Care Supplies		3,205,062

Health Care Technology (2.54%)
MedPeer, Inc.(a)	50,000	2,313,564
Mentice AB(a)	80,000	754,814
RaySearch Laboratories AB(a)	170,000	1,662,823
Total Health Care Technology		4,731,201

Industrial Machinery (1.42%)
va-Q-tec AG(a)(f)	85,000	2,650,924

Internet & Direct Marketing Retail (18.03%)
AO World PLC(a)	4,200,000	11,706,109
HelloFresh SE(a)	70,000	3,904,984
Home24 SE(a)	220,000	3,505,411
Kogan.com, Ltd.	100,000	1,445,393
momo.com, Inc.	150,000	3,640,978
Oisix ra daichi, Inc.(a)	200,000	6,438,155
Temple & Webster Group, Ltd.(a)	340,000	3,002,664
Total Internet & Direct Marketing Retail		33,643,694

Investment Banking & Brokerage (1.04%)
JDC Group AG(a)(b)	200,000	1,932,209

IT Consulting & Other Services (2.32%)
TechMatrix Corp.	200,000	4,333,191

Life Sciences Tools & Services (1.09%)
Genetic Signatures, Ltd.(a)	1,100,000	1,347,267
Genovis AB(a)	180,000	677,322
Total Life Sciences Tools & Services		2,024,589

Pharmaceuticals (0.15%)
Ouro Fino Saude Animal Participacoes SA	60,000	284,086

Restaurants (1.60%)
Marley Spoon AG(a)	1,500,000	2,986,764

See Notes to Financial Statements.

Annual Report | September 30, 2020	19

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2020

	Shares	Value (Note 2)
Specialized REITs (0.54%)
Safestore Holdings PLC	100,000	$1,006,478

TOTAL COMMON STOCKS (Cost $122,066,860)		174,345,311

LIMITED PARTNERSHIP INTEREST (0.01%)
Other Diversified Financial Services (0.01%)
Greenspring Global Partners II LP(b)(c)(d)	1	19,898

TOTAL LIMITED PARTNERSHIP INTEREST (Cost $115,658)		19,898

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (10.67%)

State Street Institutional US Government Money Market Fund	0.000%	19,906,972	19,906,972
			19,906,972
TOTAL SHORT TERM INVESTMENT (Cost $19,906,972)			19,906,972

TOTAL INVESTMENTS (104.14%) (Cost $142,089,490)			$194,272,181

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.14%)			(7,720,206)

NET ASSETS (100.00%)			$186,551,975

(a)	Non-income producing security.
(b)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2020, the fair value of illiquid securities in the aggregate was $11,373,583, representing 6.10% of the Fund’s net assets.
(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(d)	Security, or a portion of security, deemed to be restricted as of September 30, 2020. As of September 30, 2020, the fair value of restricted securities in the aggregate was $1,564,639, representing 0.84% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2 and 8.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020 the fair value of securities restricted under Rule 144A in the aggregate was $2,446,537, representing 1.31% of net assets.

See Notes to Financial Statements.

20	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2020

(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2020, the fair value of those securities was $7,742,461 representing 4.15% of net assets.

At September 30, 2020, Seven Canyons World Innovators Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	12.3
Brazil	0.2
Canada	3.2
Cyprus	1.5
Finland	3.9
Germany	11.0
Great Britain	34.2
India	3.3
Japan	16.8
Mexico	1.9
New Zealand	0.1
Norway	0.9
South Korea	2.5
Sweden	4.2
Switzerland	0.8
Taiwan	2.1
United States	1.1
100.0

See Notes to Financial Statements.

Annual Report | September 30, 2020	21

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2020

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
ASSETS:
Investments, at value (Cost $23,259,548 and $142,089,490)	$27,070,335	$194,272,181
Cash and cash equivalents	19,902	49,475
Foreign currency, at value (Cost $219,703 and $2,793, respectively)	222,998	2,738
Receivable for investments sold	–	1,613
Receivable for shares sold	71,616	543,177
Dividends and interest receivable	55,594	160,469
Receivable due from adviser	1,371	–
Other assets	12,044	21,052
Total Assets	27,453,860	195,050,705

LIABILITIES:
Deferred Foreign Capital Gains Tax	60,266	–
Payable for administration and transfer agent fees	16,546	79,615
Payable for investments purchased	–	8,029,086
Payable for shares redeemed	116,162	123,284
Payable to adviser	–	182,168
Payable for printing fees	775	4,600
Payable for professional fees	21,470	30,360
Payable for trustees' fees and expenses	2,341	15,900
Payable to Chief Compliance Officer fees	871	5,916
Accrued expenses and other liabilities	18,635	27,801
Total Liabilities	237,066	8,498,730
NET ASSETS	$27,216,794	$186,551,975

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$25,855,327	$122,211,933
Total distributable earnings	1,361,467	64,340,042
NET ASSETS	$27,216,794	$186,551,975

See Notes to Financial Statements.

22	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2020

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.45	$24.32
Net Assets	$27,216,794	$149,179,232
Shares of beneficial interest outstanding	2,376,676	6,134,984
Institutional Class:
Net Asset Value, offering and redemption price per share	N/A	$24.69
Net Assets	N/A	$37,372,743
Shares of beneficial interest outstanding	N/A	1,513,773

See Notes to Financial Statements.

Annual Report | September 30, 2020	23

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2020

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$926,125	$838,982
Foreign taxes withheld	(30,215)	(43,327)
Total Investment Income	895,910	795,655

EXPENSES:
Investment advisory fees (Note 6)	206,553	1,924,399
Administration fees	57,123	207,255
Custody fees	43,406	91,630
Legal fees	3,453	19,493
Audit and tax fees	20,750	20,750
Transfer agent fees	46,594	190,371
Trustees' fees and expenses	3,411	19,509
Registration and filing fees	20,354	35,119
Printing fees	6,162	24,381
Chief Compliance Officer fees	7,691	32,669
Insurance fees	1,660	5,887
Other expenses	12,007	17,705
Total Expenses	429,164	2,589,168
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	(149,027)	(312,479)
Institutional Class	–	(53,988)
Total fees waived/reimbursed by investment adviser (Note 6)	(149,027)	(366,467)
Net Expenses	280,137	2,222,701
NET INVESTMENT INCOME/(LOSS)	615,773	(1,427,046)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Affiliated Investments	–	(917,716)
Unaffiliated Investments	(1,309,216)	16,098,425
Foreign currency transactions	(72,722)	(174,001)
Net realized gain/(loss)	(1,381,938)	15,006,708
Change in unrealized appreciation/(depreciation) on:
Unaffiliated Investments (net of change in foreign capital gains tax of $(60,266) and $0)	(183,266)	45,176,503
Affiliated Investments	–	394,605
Translation of asset and liabilities denominated in foreign currency	3,787	18,050
Net change	(179,479)	45,589,158

See Notes to Financial Statements.

24	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2020

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,561,417)	60,595,866
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(945,644)	$59,168,820

See Notes to Financial Statements.

Annual Report | September 30, 2020	25

Seven Canyons
Strategic Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$615,773	$1,009,544
Net realized gain/(loss) on investments	(1,381,938)	978,108
Net change in unrealized depreciation on investments	(179,479)	(2,949,675)
Net decrease in net assets resulting from operations	(945,644)	(962,023)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,101,362)	(1,187,763)
From return of capital
Investor Class	(51,250)	–
Total distributions	(1,152,612)	(1,187,763)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	1,350,601	1,901,387
Dividends reinvested	1,137,069	1,162,426
Shares redeemed	(7,619,723)	(6,085,645)
Redemption fees	433	394
Net decrease from beneficial share transactions	(5,131,620)	(3,021,438)
Net decrease in net assets	(7,229,876)	(5,171,224)

NET ASSETS:
Beginning of year	34,446,670	39,617,894
End of year	$27,216,794	$34,446,670

See Notes to Financial Statements.

26	www.sevencanyonsadvisors.com

Seven Canyons
World Innovators Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment loss	$(1,427,046)	$(381,208)
Net realized gain on investments	15,006,708	2,929,087
Net change in unrealized appreciation/(depreciation) on investments	45,589,158	(14,949,139)
Net increase/(decrease) in net assets resulting from operations	59,168,820	(12,401,260)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(634,788)	(29,476,916)
Institutional Class	(37,652)	(1,390,437)
Total distributions	(672,440)	(30,867,353)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	31,276,758	7,718,872
Dividends reinvested	614,289	28,546,551
Shares redeemed	(45,701,421)	(36,860,332)
Redemption fees	11,752	1,345
Net decrease from beneficial share transactions	(13,798,622)	(593,564)
Institutional Class
Shares sold	26,543,435	3,141,721
Dividends reinvested	35,769	1,301,695
Shares redeemed	(2,727,851)	(3,927,591)
Redemption fees	963	547
Net increase from beneficial share transactions	23,852,316	516,372
Net increase/(decrease) in net assets	68,550,074	(43,345,805)

NET ASSETS:
Beginning of year	118,001,901	161,347,706
End of year	$186,551,975	$118,001,901

See Notes to Financial Statements.

Annual Report | September 30, 2020	27

Seven Canyons
Strategic Income Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver
PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

28	www.sevencanyonsadvisors.com

Seven Canyons
Strategic Income Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$12.05	$12.74	$11.78	$10.62	$10.49

0.23	0.34	0.21	0.16	0.26
(0.41)	(0.62)	1.04	1.12	0.49
(0.18)	(0.28)	1.25	1.28	0.75

(0.17)	(0.41)	(0.29)	(0.12)	(0.23)
(0.23)	–	–	–	(0.35)
(0.02)	–	–	–	(0.04)
(0.42)	(0.41)	(0.29)	(0.12)	(0.62)
0.00 (c)	0.00 (c)	0.00 (c)	–	–
(0.60)	(0.69)	0.96	1.16	0.13
$11.45	$12.05	$12.74	$11.78	$10.62
(1.60%)	(2.09%)	10.71%	12.09%	7.38%

$27,217	$34,447	$39,618	$45,045	$55,112

1.46%	1.31%	1.08%	1.10%	1.04%
0.95%	0.95%	0.95%	0.95%	0.95%
2.09%	2.85%	1.71%	1.12%	2.50%
128%	50%	72%	34%	45%

(a)	Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2020	29

Seven Canyons
World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

See Notes to Financial Statements.

30	www.sevencanyonsadvisors.com

Seven Canyons
World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$15.97	$22.59	$22.75	$19.32	$20.17

(0.20)	(0.05)	(0.14)	(0.13)	(0.12)
8.65	(2.04)	3.30	4.26	1.90
8.45	(2.09)	3.16	4.13	1.78

(0.10)	(4.53)	(3.32)	(0.70)	(2.63)
(0.10)	(4.53)	(3.32)	(0.70)	(2.63)
0.00 (c)	0.00 (c)	0.00 (c)	–	–
8.35	(6.62)	(0.16)	3.43	(0.85)
$24.32	$15.97	$22.59	$22.75	$19.32
53.12%	(7.13%)	14.77%	22.23%	8.97%

$149,179	$111,449	$153,187	$191,021	$193,826

2.02%	1.94%	1.82%	1.83%	1.78%
1.75%	1.75%	1.81%	1.83%	1.78%
(1.12%)	(0.30%)	(0.65%)	(0.57%)	(0.66%)
176%	136%	159%	91%	112%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	31

Seven Canyons
World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

32	www.sevencanyonsadvisors.com

Seven Canyons
World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016
$16.18	$22.78	$22.87	$19.36	$17.54

(0.20)	(0.02)	(0.05)	(0.09)	0.00	(c)
8.81	(2.05)	3.28	4.30	1.82
8.61	(2.07)	3.23	4.21	1.82

(0.10)	(4.53)	(3.32)	(0.70)	–
(0.10)	(4.53)	(3.32)	(0.70)	–
0.00 (c)	0.00 (c)	–	–	–
8.51	(6.60)	(0.09)	3.51	1.82
$24.69	$16.18	$22.78	$22.87	$19.36

53.42%	(6.96%)	15.03%	22.55%	10.38%

$37,373	$6,553	$8,160	$3,836	$5,977

1.97%	1.94%	2.05%	2.22%	3.69	%(e)
1.55%	1.55%	1.55%	1.55%	1.55	%(e)
(1.01%)	(0.10%)	(0.23%)	(0.29%)	0.01	%(e)

176%	136%	159%	91%	112%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	33

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seven Canyons Strategic Income Fund (the “Strategic Income Fund”) and Seven Canyons World Innovators Fund (the “World Innovators Fund”)(each individually a “Fund” or collectively “Funds”). The Strategic Income Fund’s primary investment objective is to capture current income with a secondary objective of long-term growth of capital and World Innovators Fund’s primary investment objective is long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Income Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements.

Investment Valuation: Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the last sale price or closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

34	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2020	35

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020:

SEVEN CANYONS STRATEGIC INCOME FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified REITs	$–	$–	$531,437	$531,437
Other	22,529,804	–	–	22,529,804
Warrants	19,372	–	–	19,372
Short Term Investment	3,989,722	–	–	3,989,722
Total	$26,538,898	$–	$531,437	$27,070,335

SEVEN CANYONS WORLD INNOVATORS FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$172,538,813	$1,806,498	$–	$174,345,311
Limited Partnership Interest(a)	–	–	–	19,898
Short Term Investment	19,906,972	–	–	19,906,972
Total	$192,445,785	$1,806,498	$–	$194,272,181

*	For a detailed Industry breakdown, see the accompanying Portfolio of Investments.

(a)	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Portfolio of Investments.

36	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Fund	Fair Value at 9/30/2020	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Seven Canyons World Innovators Fund
Limited Partnership Interest(a)	$19,898	$–	–	–

(a)	The fair value of this limited partnership interest has been estimated using the net asset value of the Fund's Limited Partner Capital Account. This limited partnership interest can never be redeemed. Distributions from the limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnership will be liquidated over the next one to five years. The final purchase commitment was made on March 31, 2017 for Greenspring Global Partners II-B, L.P.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Income Fund	Common Stock	Total
Balance as of September 30, 2019	$786,128	$786,128
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(254,691)	(254,691)
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of September 30, 2020	$531,437	$531,437
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2020	$(254,691)	$(254,691)

Seven Canyons World Innovators Fund	Common Stock		Total
Balance as of September 30, 2019	$–	**	$–	**
Realized Gain/(Loss)	(1,687,203)		(1,687,203)
Change in Unrealized Appreciation/(Depreciation)	1,687,203		1,687,203
Purchases	–		–
Transfer into Level 3	–		–
Transfer out of Level 3	–		–
Balance as of September 30, 2020	$–		$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2020	$0		$0

**	Security has zero value.

Annual Report | September 30, 2020	37

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Quantitative information about Level 3 measurements as of September 30, 2020:

Seven Canyons Strategic Income Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$531,437	Net Asset Value less Liquidity Discount	Estimated Liquidity Discount	30%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows: A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of the investment. For Liquidity Discount, a decrease in the multiple will result in an increase in fair value of the investment.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

38	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carry forwards based on existing tax rates and holding periods of the securities. As of September 30, 2020, the Strategic Income Fund recorded a payable for Indian capital gains tax of $60,266.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective interest method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Annual Report | September 30, 2020	39

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Distributions to Shareholders: The Funds normally pay dividends, if any, quarterly, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
Seven Canyons Strategic Income Fund	$455,553	$645,809	$51,250
Seven Canyons World Innovators Fund	–	672,440	–

40	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Income Fund	$1,187,763	$–
Seven Canyons World Innovators Fund	6,037,688	24,829,665

Reclassifications: As of September 30, 2020, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Seven Canyons Strategic Income Fund	$(217)	$217
Seven Canyons World Innovators Fund	(6)	6

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital and distributable earnings on investments and foreign currency translations. The reclassifications generally relate to the tax treatment of partnerships. These reclassifications have no impact on the net asset values of the Funds.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2020, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Gross unrealized appreciation (excess of value over tax cost)	$3,197,957	$55,234,909
Gross unrealized depreciation (excess of tax cost over value)	(683,802)	(2,926,749)
Net appreciation (depreciation) of foreign currency and derivatives	(57,059)	(8,513)
Net unrealized appreciation	$2,457,096	$52,299,647
Cost of investments for income tax purposes	$24,556,180	$141,964,021

These temporary differences are primarily attributed to wash sales, PFICs, partnerships, and organizational expenses.

Annual Report | September 30, 2020	41

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Components of Distributable Earnings: At September 30, 2020, components of distributable earnings were as follows:

	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Undistributed ordinary income	$–	$6,112,060
Accumulated capital gains/(losses)	(1,045,283)	5,928,335
Net unrealized appreciation	2,457,096	52,299,647
Other cumulative effect of timing differences	(50,346)	–
Total	$1,361,467	$64,340,042

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The following Fund elects to defer to the period ending September 30, 2021, capital losses recognized during the period November 1, 2019 - September 30, 2020 in the amount of:

Fund	Amount
Seven Canyons Strategic Income Fund	$1,045,283

The Seven Canyons Strategic Income Fund elects to defer to the period ending September 30, 2021, late year ordinary losses in the amount of $49,976.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2020 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seven Canyons Strategic Income Fund	$32,934,841	$39,527,011
Seven Canyons World Innovators Fund	231,796,222	208,949,151

5.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

42	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Shares redeemed within 60 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2020, the redemption fees charged by a Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

Seven Canyons Strategic Income Fund
Investor Class
Shares sold	124,311	159,803
Shares issued in reinvestment of distributions to shareholders	95,524	98,278
Shares redeemed	(702,215)	(509,354)
Net decrease in shares outstanding	(482,380)	(251,273)

Seven Canyons World Innovators Fund
Investor Class
Shares sold	1,486,894	466,051
Shares issued in reinvestment of distributions to shareholders	35,426	1,978,278
Shares redeemed	(2,364,863)	(2,248,828)
Net increase/(decrease) in shares outstanding	(842,543)	195,501
Institutional Class
Shares sold	1,265,969	187,137
Shares issued in reinvestment of distributions to shareholders	2,036	89,157
Shares redeemed	(159,189)	(229,641)
Net increase in shares outstanding	1,108,816	46,653

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2020, approximately 30% of the outstanding shares of the Strategic Income Fund are held by one record shareholder that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Fund. The World Innovators Fund did not have any shareholder or accounts that exceeded the 25% ownership threshold for disclosure.

Annual Report | September 30, 2020	43

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Strategic Income Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets, and the World Innovators Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for an additional one-year term. The Board and shareholders of the Funds may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, for the Strategic Income Fund Investor Class shares and World Innovators Fund Investor Class shares and Institutional Class shares, to 0.95%, 1.75% and 1.55%, respectively, of each Fund’s average daily net assets of each class of shares. The Fee Waiver Agreement is in effect through January 31, 2021, and will thereafter continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board and the Adviser does not provide at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that each Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the fiscal year ended September 30, 2020 are disclosed in the Statements of Operations.

As of September 30, 2020, the balance of recoupable expenses was as follows:

	Expiring in 2021	Expiring in 2022	Expiring in 2023
Seven Canyons Strategic Income Fund
Investor	$8,181	$129,098	$149,027
Seven Canyons World Innovators Fund
Institutional	1,829	25,386	53,988
Investor	23,137	239,226	312,479

44	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to each Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Funds’ operations. The Funds’ administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by each Fund for the fiscal year ended September 30, 2020 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of- pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of each Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES

As of September 30, 2020, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $11,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees and interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material. At September 30, 2020, the Funds held the following restricted securities:

Annual Report | September 30, 2020	45

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

Fund	Security Type	Acquisition Date	Amortized Cost	Fair Value	% of Net Assets
Seven Canyons Strategic Income Fund
Star Asia Capital Corp.	Common Stocks	2/22/07-5/11/15	$572,597	$531,437	1.95%

Fund	Security Type	Acquisition Date	Amortized Cost	Fair Value	% of Net Assets
Seven Canyons World Innovators Fund
Blackline Safety Corp.	Common Stocks	8/13/2020	$1,520,424	$1,544,741	0.83%
Greenspring Global Partners II LP	Limited Partnership Interest	10/10/13-3/31/17	115,658	19,898	0.01%
			$1,636,082	$1,564,639

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of each Fund, have been identified in the Portfolios of Investments.

46	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2020

9. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Fund conducted transactions during the fiscal year ended September 30, 2020 with an “affiliated company” as so defined:

World Innovators Fund

Security Name	Fair Value as of September 30, 2019	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Fair Value as of September 30, 2020*	Share Balance as of September 30, 2020	Dividends
Japan Animal Referral Medical Center Co., Ltd.*	$3,303,121	$569,184	$(1,634,350)	$394,605	$(917,716)	$1,714,844	75,200	$–
				$394,605	$(917,716)	$1,714,844	75,200	$–

*	As of September 30, 2020, the security is no longer considered an affiliate as defined by the 1940 Act.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2020	47

Report of Independent Registered
Seven Canyons Advisors	Public Accounting Firm

To the Shareholders of Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended September 30, 2017, and prior, were audited by other auditors whose report dated November 22, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, issuers, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2020

48	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-722-6966 or by writing to Seven Canyons Advisors at 22 East 100 South, Third Floor, Salt Lake City, Utah 84111.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2019 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Seven Canyons Strategic Income Fund	68.91%
Seven Canyons World Innovators Fund	N/A*

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2019 qualify for the corporate dividends received deduction:

Amount
Seven Canyons Strategic Income Fund	32.14%
Seven Canyons World Innovators Fund	N/A*

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Seven Canyons World Innovators Fund and Seven Canyons Strategic Income Fund designated $672,440 and $680,509 respectively as long-term capital gain dividends.

*	Fund did not pay ordinary distribution in 2019

Annual Report | September 30, 2020	49

Liquidity Risk Management
Seven Canyons Advisors	Program Disclosure

September 30, 2020 (Unaudited)

The Trust has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of representatives of the Trust and ALPS. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 21, 2020, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from April 1, 2019 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

50	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-7-CANYON (833-722-6966) or go to www.sevencanyonsadvisors.com.

Annual Report | September 30, 2020	51

Seven Canyons Advisors	Privacy Policy

September 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes-information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for non-affiliates to market to you

•      State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

52	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2020 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2020	53

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

54	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	55

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust

56	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEE
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Annual Report | September 30, 2020	57

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund.
Vilma DeVooght Birth year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

58	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2020 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966.

Annual Report | September 30, 2020	59

Must be accompanied or preceded by a prospectus.

ALPS Distributors, Inc. is the Distributor of the Funds.

Item 2.    Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)       Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.    Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated J. Wayne Hutchens, as the registrant’s “Audit Committee Financial Experts.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $135,950 and $134,000, respectively. For the registrant’s fiscal years ended September 30, 2019 and 2020, Cohen & Company, Ltd. served as principal accountant. In 2020, the amount of $135,900 was paid to Cohen & Company, Ltd. and in 2019, the amount of $134,000 was paid to Cohen & Company, Ltd.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $27,900 and $37,500, respectively. The fiscal year 2020 and 2019 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the registrant’s fiscal years ended September 30, 2020 and September 30, 2019, Cohen & Company, Ltd. served as principal accountant. In 2020, the amount of $27,900 was paid to Cohen & Company, Ltd. and in 2019, the amount of $37,500 was paid to Cohen & Company, Ltd.

(d)	All Other Fees: For the registrant’s fiscal year ended September 30, 2020, $1,000 of other fees were billed to registrant by the principal accountant, Cohen & Company, Ltd. For the registrant’s fiscal year ended September 30, 2019, $2,200 of other fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $46,500 in fiscal year ended September 30, 2020 and $28,900 in fiscal year ended September 30, 2019. These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item. For the registrant’s fiscal years ended September 30, 2020 and September 30, 2019, Cohen & Company, Ltd. served as principal accountant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.   Exhibits.

(a)(1)	The registrant's Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President (Principal Executive Officer)

Date:	December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley Swenson
Bradley Swenson
President (Principal Executive Officer)

Date:	December 7, 2020

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	December 7, 2020